EMERALD GROWTH FUND
EMERALD FINANCE AND BANKING INNOVATION FUND
Each a Series of Financial Investors Trust

c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

July 25, 2025

Dear Shareholder:

A Special Meeting of Shareholders of Emerald Growth Fund and Emerald Finance and Banking Innovation Fund, each a series of Financial Investors Trust (the “Trust”), a Delaware statutory trust, has been scheduled for September 11, 2025 (the “Special Meeting”) and will be held at 1290 Broadway, Suite 1000, Denver, CO 80203 at 10:00 a.m. Mountain Time.

The purpose of the Special Meeting has been called to ask shareholders to:

Vote on the proposals to reorganize each of the Emerald Growth Fund and Emerald Finance and Banking Innovation Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into a corresponding newly-created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of The RBB Fund, Inc. (“RBB”), a Maryland corporation (each, a “Reorganization” and together, the “Reorganizations”). The Acquiring Funds have no assets or liabilities and will not commence operations until the date of the Reorganizations.

For shareholders of the Emerald Growth Fund, the Reorganization will result in no changes to the investment objective, investment strategies or policies of the fund in which you are invested. For shareholders of the Emerald Finance and Banking Innovation Fund, the Reorganization will not result in any change to the investment objective of the fund in which you are invested, but the investment strategies and policies of the Acquiring Fund are different. The Acquiring Fund will not invest in financial technology as significantly as the Acquired Fund.

Emerald Mutual Fund Advisers Trust (“Emerald”) will serve as both Acquiring Funds’ investment adviser. The Acquiring Funds’ portfolio management team is expected to be the same as the Acquired Funds’ current portfolio management team. The investment advisory fee rate associated with your investment is expected to decrease as a result of the Reorganization, due to certain efficiencies of scale available to series of RBB.

For the reasons discussed below and in the attached Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”), and based on the recommendations of Emerald, the Board of Trustees of the Trust (the “Trust Board”) has determined that each Reorganization is in the best interests of each Acquired Fund and its shareholders. As a result, the Trust Board has approved each Reorganization and has recommended each Reorganization to shareholders (the “Reorganization Proposals”). The Trust Board recommends that shareholders vote “FOR” the Reorganizations.

If the Reorganization is approved by shareholders of an Acquired Fund, each shareholder of such Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of the corresponding Acquired Fund held at the time of the Reorganization. In other words, your shares of the respective Acquired Fund would in effect be converted into the same class of shares of the corresponding Acquiring Fund. The Acquiring Funds will commence operations upon consummation of the Reorganizations. Each Acquired Fund would then be dissolved. If approved by the shareholders, the Reorganizations are expected to close in the fourth quarter of 2025.

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For federal income tax purposes, the Reorganizations are not expected to result in taxable income or loss for the respective Acquired Funds or their shareholders. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

If a Reorganization is not approved by its shareholders, or if the other conditions precedent to the Reorganization are not otherwise met or waived, then such Reorganization will not be implemented, and the Trust Board will consider additional actions as it deems to be in the best interests of the Acquired Funds.

The attached Proxy Statement/Prospectus is designed to give you more information about the Reorganization Proposals.

If you are a shareholder of record of an Acquired Fund as of the close of business on July 11, 2025, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by completing and signing the enclosed Proxy Card.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Please mark, sign and date the enclosed Proxy Card and promptly return it so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at the Special Meeting, through the toll-free number or the Internet address listed in the enclosed voting instructions.

If you have any questions, please call Sodali & Co. Fund Solutions toll-free at 1-888-773-3965 and they will be glad to assist you.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Acquired Funds.

Sincerely,

/s/ Lucas Foss
Lucas Foss
President
Financial Investors Trust

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EMERALD GROWTH FUND
EMERALD FINANCE AND BANKING INNOVATION FUND
Each a Series of Financial Investors Trust

c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 11, 2025

Financial Investors Trust (the “Trust”), a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Emerald Growth Fund and Emerald Finance and Banking Innovation Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Trust, on September 11, 2025, at 1290 Broadway, Suite 1000, Denver, CO 80203 at 10:00 a.m. Mountain Time.

At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the following proposals as shown below:

Proposals 1-2: Approve the Agreement and Plan of Reorganization (the “Reorganization Proposals”)

To approve the Agreement and Plan of Reorganization by and among the Trust, on behalf each Acquired Fund, The RBB Fund, Inc. (“RBB”), on behalf of its newly formed series set forth in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Emerald Mutual Fund Advisers Trust (“Emerald”), pursuant to which each Acquired Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Acquired Fund’s shareholders of the corresponding class in complete liquidation of the Acquired Fund. The consummation of one proposed reorganization is not contingent upon the consummation of the other proposed reorganization. However, an Acquired Fund shall not be obligated to consummate its proposed reorganization if the other Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

Proposal	Acquired Fund	Acquiring Fund
1	Emerald Growth Fund	Emerald Growth Fund
2	Emerald Finance and Banking Innovation Fund	Emerald Banking & Finance Evolution Fund

Only shareholders of record at the close of business on July 11, 2025, the Record Date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponement, continuation or adjournment thereof. The Notice of Special Meeting of Shareholders, Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) and Proxy Card are expected to be mailed on or about July 23, 2025 to such shareholders of record.

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Based on recommendations of Emerald, the investment adviser for the Acquired Funds, the Trust Board recommends that you vote “FOR” the proposed reorganizations.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your vote, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 11, 2025, at 10:15 a.m. Mountain Time, at 1290 Broadway, Suite 1000, Denver, CO 80203, or any adjournment or postponement thereof. This Notice of Special Meeting of Shareholders and the combined Proxy Statement/Prospectus are available on the Internet at https://proxyvotinginfo.com/p/FIT2025 or by calling 1-888-773-3965. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of Financial Investors Trust

/s/ Lucas Foss
Lucas Foss
President
Financial Investors Trust

July 25, 2025

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YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY
TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE
WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

We urge you to submit your proxy as soon as possible. To vote, you may use any of the following methods:

By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.

By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

At the Meeting. Shareholders of record as of the close of business on July 11, 2025, will be able to attend and participate in the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

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EMERALD GROWTH FUND
EMERALD FINANCE AND BANKING INNOVATION FUND
Each a Series of Financial Investors Trust

c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

YOUR VOTE IS VERY IMPORTANT!

Below are some commonly asked questions that are intended to help you understand the proposals on which shareholders of the Emerald Growth Fund and Emerald Finance and Banking Innovation Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”),are being asked to vote. The proposals are described in more detail in the enclosed combined Proxy Statement/Prospectus, which you should read carefully.

QUESTION: WHAT IS THIS DOCUMENT AND WHY DID YOU SEND IT TO ME?

ANSWER: At a meeting of the Board of Trustees of Financial Investors Trust (the “Trust Board”) held on April 17, 2025, the Trust Board approved, based upon the recommendation of Emerald Mutual Fund Advisers Trust (“Emerald”), a plan to reorganize the Emerald Growth Fund and Emerald Finance and Banking Innovation Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of Financial Investors Trust (the “Trust”), into corresponding newly-created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of The RBB Fund, Inc. (“RBB”) that will be managed by Emerald. Each Acquiring Fund will commence operations upon consummation of its respective reorganization (each, a “Reorganization” and together, the “Reorganizations”).

Acquired Fund (each a series of the Trust)	Acquiring Fund (each a series of RBB)
Emerald Growth Fund Class A Shares Class C Shares Institutional Class Shares Investor Class Shares	Emerald Growth Fund Class A Shares Class C Shares Institutional Class Shares Investor Class Shares
Emerald Finance and Banking Innovation Fund Class A Shares Class C Shares Institutional Class Shares Investor Class Shares	Emerald Banking & Finance Evolution Fund Class A Shares Class C Shares Institutional Class Shares Investor Class Shares

In approving the Reorganizations, the Trust Board determined that participation in each Reorganization is in the best interests of each Acquired Fund and its respective shareholders, and that the interests of existing shareholders in the Acquired Funds will not be diluted as a result of the transactions contemplated by the Reorganization. For more information regarding the factors considered by the Trust Board in coming to these conclusions, please review “Reasons for the Reorganization” in this Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”).

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Shareholder approval is needed to proceed with the Reorganizations and a special shareholder meeting will be held on September 11, 2025 (the “Special Meeting”) to consider the proposal.

We are sending this document to you for your use in deciding whether to approve the Reorganization for your Acquired Fund(s) at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a Proxy Card.

QUESTION: WHAT IS THE PURPOSE OF THE REORGANIZATION FOR MY ACQUIRED FUND?

ANSWER: The purpose of each Reorganization is to move the respective Acquired Fund from the Trust into RBB. Emerald believes that each Reorganization will provide benefits to the existing shareholders of the Acquired Funds in the form of lower operating expenses and the potential to increase the Acquired Funds’ assets. Following the Reorganizations, the overall fees charged by service providers to the Acquiring Funds are expected to be lower than the fees currently charged by service providers to the Acquired Funds. In addition, each Acquiring Fund will pay a lower annual advisory fee rate than what is currently paid by its respective Acquired Fund. Emerald has also contractually agreed to maintain the expense limitation arrangements that are in place for each Acquired Fund for its respective Acquiring Fund through at least December 31, 2026.

Emerald believes that the Reorganizations and the expected lower expenses of the Acquiring Funds could potentially make the Acquiring Funds more attractive to prospective investors, which could potentially add size and scale to each Acquiring Fund, therefore resulting in further decreased operating expenses over the long term. Accordingly, Emerald has recommended, and the Trust Board has approved, that each Acquired Fund be reorganized into series of RBB.

QUESTION: ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE ACQUIRED FUNDS AND ACQUIRING FUNDS?

ANSWER: There are no material differences between the investment objectives, strategies and policies of the Emerald Growth Fund and its corresponding Acquiring Fund.

While the investment objective of the Emerald Finance and Banking Innovation Fund is identical to its corresponding Acquiring Fund, the Emerald Banking & Finance Evolution Fund, there is a key difference in the investment strategies to note. Unlike the Emerald Finance and Banking Innovation Fund, the Emerald Banking & Finance Evolution Fund will not invest a significant portion of its assets in financial technology companies.

QUESTION: HOW WILL THE PROPOSED REORGANIZATIONS AFFECT THE FEES AND EXPENSES I PAY AS A SHAREHOLDER OF AN ACQUIRING FUND?

ANSWER: Following the Reorganizations, the total annual fund operating fees and expenses of each Acquiring Fund are expected to be lower than those of the corresponding Acquired Fund due to the differences in certain operating expenses, including accounting, administration, transfer agency, custody, legal and auditing fees. Each Acquiring Fund will pay lower annual advisory fee rates than what is currently paid by its respective Acquired Fund.

For instance, pursuant to the Investment Advisory and Management Agreement between the Acquired Emerald Growth Fund and Emerald, the Acquired Emerald Growth Fund pays Emerald an annual management fee of 0.75% based on the Acquired Emerald Growth Fund’s average daily net assets. Similarly, pursuant to the Investment Advisory and Management Agreement between the Emerald Finance and Banking Innovation Fund and Emerald, the Emerald Finance and Banking Innovation Fund pays Emerald an annual management fee of 1.00% based on the Emerald Finance and Banking Innovation Fund’s average daily net assets. The fees are subject to the following breakpoints:

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Acquired Fund	Management Fee
Emerald Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million
Emerald Finance and Banking Innovation Fund	1.00% up to and including $100,000,000 0.90% in excess of $100,000,000

Following the Reorganizations, the Acquiring Emerald Growth Fund will pay Emerald an annual management fee of 0.70%, and the Emerald Banking & Finance Evolution Fund will pay Emerald an annual management fee of 0.90%. The fees will be subject to the following breakpoints:

Acquiring Fund	Management Fee
Emerald Growth Fund	0.70% up to and including $300 million 0.60% over $300 million up to and including $600 million 0.50% over $600 million up to and including $800 million 0.45% over $800 million
Emerald Banking & Finance Evolution Fund	0.90% up to and including $100,000,000 0.80% in excess of $100,000,000

In addition, Emerald has contractually agreed to maintain the expense limitation arrangements that are in place for each Acquired Fund for its respective Acquiring Fund through at least December 31, 2026.

QUESTION: WILL THERE BE CHANGES IN THE MANAGEMENT AND OPERATION OF THE ACQUIRED FUNDS?

ANSWER: After the Reorganizations, the Acquired Funds’ investment adviser, Emerald, will serve as the investment adviser to the Acquiring Funds. The Acquiring Funds’ portfolio management team is expected to be the same as the Acquired Funds’ current portfolio management team. Thus, there will be no change in the day-to-day management of the Acquired Funds’ investment portfolios.

As series of the Trust, the Acquired Funds use a number of service providers that deliver an array of services to the Trust. These services include administration, fund accounting, transfer agency, custody, distribution, compliance and auditing services (“Third Party Service Arrangements”). Many of the Third Party Service Arrangements provided to the Trust will change if the Reorganizations are approved. For example, the Trust and RBB have retained different service providers for administration, fund accounting, transfer agency, distribution. legal and compliance services. Third Party Service Arrangements will be provided to the Acquiring Funds by U.S. Bank N.A., Quasar Distributors, LLC, U.S. Bank Global Fund Services, Cohen & Company, Ltd., Vigilant Compliance, LLC, and Faegre Drinker Biddle & Reath LLP.

In addition, the Board of Directors of RBB (the “RBB Board”) is different from the Trust Board, and the officers of the Acquiring Fund and Acquired Fund will differ.

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QUESTION: HOW WILL THE REORGANIZATION WORK?

ANSWER: Pursuant to the Agreement and Plan of Reorganization (the “Plan”) (which is attached as Appendix A), each Acquired Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund in return for Class A, Class C, Institutional, and Investor Shares of the Acquiring Fund. Each Acquired Fund will then distribute pro rata the shares it receives from the corresponding Acquiring Fund to its shareholders, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and each shareholder will hold shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund that the shareholder held prior to the Reorganization. If the Plan is carried out as proposed, it is expected that, for federal income tax purposes, the transaction will not directly result in taxable income or loss for the Acquired Funds or their shareholders. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal.

QUESTION: HOW WILL THIS AFFECT MY INVESTMENT?

ANSWER: The Reorganizations will not affect the value of your investment at the time of the respective Reorganization and your interest in an Acquired Fund will not be diluted. Following the Reorganization of your Acquired Fund, you will be a shareholder of the corresponding Acquiring Fund. There are no material differences between the investment objectives, strategies and policies of the Emerald Growth Fund and its corresponding Acquiring Fund. While the investment objective of the Emerald Finance and Banking Innovation Fund is identical to its corresponding Acquiring Fund, the Emerald Banking & Finance Evolution Fund, there is a key difference in the investment strategies to note. Unlike the Emerald Finance and Banking Innovation Fund, the Emerald Banking & Finance Evolution Fund will not invest a significant portion of its assets in financial technology companies. For additional information about the differences in the investment strategies between the Acquired Funds and the Acquiring Funds, see “COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES” in this Proxy Statement/Prospectus.

Emerald, the investment adviser of the Acquiring Funds and the Acquired Funds, will manage the Acquiring Funds similarly as the Acquired Funds. The primary differences will be that (i) service providers that provide Third Party Service Arrangements to the Acquired Funds will change, (ii) the Acquiring Funds will be part of RBB instead of the Trust, and (iii) the Acquiring Funds will have a Board of Directors comprised of different individuals than the individuals that comprise the Trust Board.

QUESTION: HOW DO THE ACQUIRED FUNDS AND ACQUIRING FUNDS CHARTER DOCUMENTS COMPARE?

ANSWER: The Trust, of which the Acquired Funds are series, is organized as a Delaware statutory trust, while RBB, of which the Acquiring Funds are series, is organized as a Maryland corporation. The Trust is governed by both the Delaware Statutory Trust Act (the "Delaware Act") and the Revised Trust Instrument (the “Trust Instrument”), as amended, and By-Laws, as amended. RBB is governed by the Maryland General Corporation Law (the “MGCL”) and RBB’s Articles of Incorporation, as amended and supplemented, and By-laws. For a Maryland corporation, unlike the Delaware Act, the MGCL prescribes many aspects of corporate governance.

Under both the MGCL and Delaware Act, shareholders have similar rights and are generally shielded from personal liability for an entity’s debts or obligations. Importantly, the Acquired Funds and Acquiring Funds must comply with the Investment Company Act of 1940, as amended (the “1940 Act”) and certain other federal securities laws. As a result, many issues that may arise in the course of an Acquired Fund’s and Acquiring Fund’s operations are addressed under federal, rather than state law. Additionally, the 1940 Act requires shareholder approval of certain actions (such as a Reorganization) regardless of an entity’s state or form of organization.

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QUESTION: WHAT WILL HAPPEN IF A REORGANIZATION IS NOT APPROVED?

ANSWER: If shareholders of an Acquired Fund do not approve its respective Reorganization, then the Trust Board will consider other alternatives for that Acquired Fund, which may include continuing to operate the Acquired Fund in its current structure, merging the Acquired Fund with another fund, or liquidating the Acquired Fund. The consummation of one Reorganization is not contingent upon the consummation of the other Reorganization. However, an Acquired Fund shall not be obligated to consummate its Reorganization if the other Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

QUESTION: WHY DO I NEED TO VOTE?

ANSWER: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response, even if you are a small investor, on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

QUESTION: HOW DOES THE TRUST BOARD SUGGEST THAT I VOTE ON THE REORGANIZATION PROPOSALS?

ANSWER: After careful consideration and upon recommendation of Emerald, the Trust Board recommends that you vote “FOR” each Reorganization.

QUESTION: WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL MEETING AND THE REORGANIZATIONS?

ANSWER: The expenses of the Reorganizations shall be borne by Emerald. None of the Acquired Funds and their shareholders and none of the Acquiring Funds and their shareholders will pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the proposed Reorganizations. The estimated cost for the solicitation of proxies in connection with the Reorganizations is $ 39,000.

QUESTION: HOW DO I CAST MY VOTE?

ANSWER:

You can vote in any one of four ways:

●	By mail, by sending the enclosed proxy card (signed and dated) in the enclosed envelope;

●	Through the Internet, by going to the website listed on your proxy card;

●	By telephone, using the toll-free number listed on your proxy card; or

●	In person, by attending the Special Meeting.

Whichever method you choose, please take the time to read the full text of the combined Proxy Statement/Prospectus before you vote.

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QUESTION: WHO DO I CALL IF I HAVE QUESTIONS?

ANSWER: Please call Sodali & Co. Fund Solutions (the “Proxy Solicitor”), the Acquired Fund’s information agent, at 1-888-773-3965. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

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COMBINED PROXY STATEMENT AND PROSPECTUS
July 25, 2025

PROXY STATEMENT FOR:

EMERALD GROWTH FUND
EMERALD FINANCE AND BANKING INNOVATION FUND
Each a Series of Financial Investors Trust

c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

PROSPECTUS FOR:

EMERALD GROWTH FUND
EMERALD BANKING & FINANCE EVOLUTION FUND
Each a Series of The RBB Fund, Inc.

615 East Michigan Street
Milwaukee, Wisconsin 53202
609-731-6256

INTRODUCTION

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Financial Investors Trust (the “Trust Board”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Emerald Growth Fund and Emerald Finance and Banking Innovation Fund (each, an “Acquired Fund” or collectively, the “Acquired Funds”), each a series of Financial Investors Trust (the “Trust”), to be held on September 11, 2025, at 1290 Broadway, Suite 1000, Denver, CO 80203 at 10:00 a.m. Mountain Time. At the Special Meeting, you and the other shareholders of each Acquired Fund will be asked to consider and vote upon the following proposals:

Proposals 1-2: Approve the Agreement and Plan of Reorganization

To approve the Agreement and Plan of Reorganization by and among the Trust, on behalf each Acquired Fund, The RBB Fund, Inc. (“RBB”), on behalf of its newly formed series set forth in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Emerald Mutual Fund Advisers Trust (“Emerald”), pursuant to which each Acquired Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Acquired Fund’s shareholders of the corresponding class in complete liquidation of the Acquired Fund (each, a “Reorganization”, and together, the “Reorganizations”).

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Proposal	Acquired Fund and Share Classes	Acquiring Fund and Share Classes
1	Emerald Growth Fund Class A Shares Class C Shares Institutional Class Shares Investor Class Shares	Emerald Growth Fund Class A Shares Class C Shares Institutional Class Shares Investor Class Shares
2	Emerald Finance and Banking Innovation Fund Class A Shares Class C Shares Institutional Class Shares Investor Class Shares	Emerald Banking & Finance Evolution Fund Class A Shares Class C Shares Institutional Class Shares Investor Class Shares

Only shareholders of record at the close of business on July 11, 2025 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting or any postponement, continuation or adjournment thereof. The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are expected to be mailed on or about July 23, 2025 to such shareholders of record.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the internet address listed in the enclosed voting instructions.

Each Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a series of RBB, an open-end management investment company registered with the SEC and organized as a Maryland corporation. The Acquiring Funds currently have no assets or liabilities and will not commence operations until the date of the proposed Reorganizations. Because of this, the Acquiring Funds have not published any annual or semiannual reports to date.

The Acquired Funds’ Prospectuses dated August 31, 2024 (Emerald Finance and Banking Innovation Fund) and October 30, 2024 (Emerald Growth Fund), as supplemented and the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2025 have been previously transmitted to shareholders. Copies of these documents, along with the current Statement of Additional Information of the Acquired Funds dated August 31, 2024 (Emerald Finance and Banking Innovation Fund) and October 30, 2024 (Emerald Growth Fund), as supplemented, and the Statement of Additional Information, dated July 25, 2025, relating to this Proxy Statement/Prospectus, are available upon request and without charge by writing to the Trust or by calling 1-855-828-9909 or by visiting the Acquired Funds’ website at www.emeraldmutualfunds.com.

For more information regarding the Acquired Funds, the Acquiring Funds and the proposed Reorganizations, see the following documents, which have been filed with the SEC:

1.	The prospectus of the Acquired Fund (Emerald Finance and Banking Innovation Fund) dated August 31, 2024 (Accession No. 0001398344-24-014866), as supplemented to date, which is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

2.	The prospectus of the Acquired Fund (Emerald Growth Fund) dated October 30, 2024 (Accession No. 0001398344-24-019679), as supplemented to date, which is incorporated by reference into this Proxy Statement/Prospectus.

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3.	The audited financial statements and related independent registered public accounting firm’s report for the Acquired Funds contained in the Acquired Funds’ annual report for the fiscal year ended April 30, 2025 (Accession No. 0001398344-25-012789), which is incorporated by reference and considered a part of this Proxy Statement/Prospectus.

4.	The Acquiring Funds’ prospectus and Statement of Additional Information, dated July 18, 2025 (Accession No. 0001398344-25-013355), which have been filed with the SEC, are incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

5.	The Statement of Additional Information (“SAI”), dated July 25, 2025, relating to this Proxy Statement/Prospectus, which is incorporated by reference into and considered part of this Proxy Statement/Prospectus.

Accompanying this Proxy Statement/Prospectus at Appendix A is a copy of the Agreement and Plan of Reorganization pertaining to the Reorganizations.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal and investing in an Acquiring Fund. You should read it and keep it for future reference. A Statement of Additional Information dated July 25, 2025, relating to this Proxy Statement/Prospectus, contains more information about the Reorganizations and the Acquiring Funds. The Statement of Additional Information has been filed with the SEC and is available upon request without charge by calling toll free 1-855-828-9909 or by visiting the Acquired Funds’ website at www.emeraldmutualfunds.com.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in an Acquiring Fund involves investment risk, including the possible loss of principal.

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PROXY STATEMENT/PROSPECTUS
July 25, 2025

PROPOSALS 1-2: APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

FURTHER INFORMATION ABOUT ACQUIRED FUNDS AND ACQUIRING FUNDS	55
Other Business	55
Shareholder Meetings and Proposals	55
Legal Matters	56
Independent Registered Public Accounting Firm	56
APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B - FUNDAMENTAL INVESTMENT POLICIES	B-1
APPENDIX C - SHAREHOLDER POLICIES AND PROCEDURES	C-1
APPENDIX D - FINANCIAL HIGHLIGHTS	D-1

PROPOSALS 1-2: APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW

This overview is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Acquired Funds with those of the Acquiring Funds (each a “Fund” and collectively, the “Funds”). This overview is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The overview is qualified in its entirety by reference to the Prospectus for the Acquired Funds. For more complete information, please read the Prospectus for the Acquired Funds.

The Reorganizations

Pursuant to the Agreement and Plan of Reorganization (the “Plan”), each Acquired Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange solely for shares of that Acquiring Fund. Each Acquired Fund will then distribute the corresponding Acquiring Fund shares that it receives to its shareholders in complete liquidation. A Schedule of Investments of each Acquired Fund modified to show the effect of such change is not required and therefore, not included. There are no material differences in the accounting policies of each Acquired Fund as compared to the combined fund.

The result of the Reorganizations is that shareholders of the Acquired Funds will become shareholders of the corresponding Acquiring Funds. No front-end sales charges, contingent deferred sales charges or redemption fees will be imposed in connection with the Reorganizations. If shareholders of an Acquired Fund do not vote to approve its Reorganization, then the Trust Board will consider other possible courses of action in the best interests of shareholders, which may include continuing to operate such Acquired Fund in its current structure, merging the Acquired Fund with another fund or liquidating the Acquired Fund. The consummation of one proposed reorganization is not contingent upon the consummation of the other proposed reorganization. However, an Acquired Fund shall not be obligated to consummate its proposed reorganization if the other Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

The Trust Board, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has concluded that each Reorganization would be in the best interests of each Acquired Fund and its shareholders and that the interests of existing shareholders in each Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganizations. The Trust Board recommends that you vote “FOR” approval of the Reorganizations.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganizations so qualify, shareholders of the Acquired Funds will not recognize a gain or loss in the transactions. Nevertheless, the sale of securities by an Acquired Fund prior to a Reorganization, whether in the ordinary course of business or in anticipation of a Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of a Reorganization to them, including foreign, state and local tax consequences.

The Funds

RBB is an open-end management investment company organized as a Maryland corporation on February 29, 1988 that offers separate series of shares of beneficial interest and separate classes of such series. The Acquiring Funds are newly-created series of RBB.

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The Trust is an open-end management investment company organized as a Delaware statutory trust on November 30, 1993 that offers redeemable shares of beneficial interest in multiple series and separate classes of those series. The Acquired Funds are series of the Trust.

Each Acquired Fund may offer four classes of shares, designated as Class A, C, Institutional and Investor Shares. Each Acquiring Fund may also offer four classes of shares, designated as Class A, C, Institutional and Investor Shares.

If a Reorganization is approved, shareholders of the corresponding Acquired Fund will receive shares of the corresponding class of the Acquiring Fund.

Comparison of Fees and Expenses

The following table compares the current fees and expenses of each Acquired Fund with those of the corresponding Acquiring Fund. Because the Acquiring Funds were not operational as of the date of this Proxy Statement/Prospectus, the expenses shown for each Acquiring Fund are based, in part, on estimates. The table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Acquired Funds and the Acquiring Funds. The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown below.

The table below compares the actual fees and expenses (with Other Expenses estimated for the current fiscal year) of each class of shares of each Acquired Fund for the most recent fiscal year ended April 30, 2025 with the current estimated fees and expenses for each class of shares of the Acquiring Fund on a pro forma basis assuming the Reorganization had occurred on April 30, 2025.

Emerald Growth Fund

Comparison of Shareholder Fees

	Current Shares (Acquired Fund)				Pro Forma Shares (Acquiring Fund)

	A	C	Institutional	Investor	A	C	Institutional	Investor
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	4.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	1.00%	None	None

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	Current Shares (Acquired Fund)				Pro Forma Shares (Acquiring Fund)

	A	C	Institutional	Investor	A	C	Institutional	Investor
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%	0.61%	0.61%	0.61%	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.35%	0.75%	None	0.25%	0.35%	0.75%	None	0.25%
Total Other Expenses	0.06%	0.32%	0.17%	0.27%	0.06%	0.31%	0.11%	0.21%
Other Fund Expenses(1)	0.06%	0.07%	0.12%	0.12%	0.06%	0.06%	0.06%	0.06%
Shareholder Services Fees	None	0.25%	0.05%	0.15%	None	0.25%	0.05%	0.15%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	1.04%	1.70%	0.80%	1.15%	1.01%	1.66%	0.71%	1.06%
Fee Waiver and Expense Reimbursement(3)	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	1.02%	1.68%	0.78%	1.13%	0.99%	1.64%	0.69%	1.04%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Acquired Fund’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Acquired Fund, not the indirect costs of investing in the acquired funds.
(3)	Pursuant to a written agreement (the “AFFE Agreement”), Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed to waive and/or reimburse the Acquired Fund’s Class A, Class C, Institutional Class, and Investor Class shares for any acquired fund fees and expenses incurred by the Fund in connection with the Acquired Fund’s investment in any exchange-traded funds advised or sub-advised by the Adviser. The amount of such waived fees shall not be subject to recapture by the Adviser. The AFFE Agreement has no termination date. Prior to December 31, 2026, and thereafter, this waiver may not be modified or discontinued without the approval of the Fund’s Board of Directors.

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Emerald Finance and Banking Innovation Fund

Comparison of Shareholder Fees

	Current Shares (Acquired Fund)				Pro Forma Shares (Acquiring Fund)

	A	C	Institutional	Investor	A	C	Institutional	Investor
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.75%	None	None	None	4.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%	.90%	.90%	.90%	.90%
Distribution and/or Service (12b-1) Fees	0.35%	0.75%	None	0.25%	0.35%	0.75%	None	0.25%
Total Other Expenses	0.44%	0.69%	0.53%	0.64%	0.38%	0.63%	0.43%	0.53%
Other Fund Expenses(1)	0.44%	0.44%	0.48%	0.49%	0.38%	0.38%	0.38%	0.38%
Shareholder Services Fees	0.00%	0.25%	0.05%	0.15%	None	0.25%	0.05%	0.15%
Total Annual Fund Operating Expenses(2)	1.79%	2.44%	1.53%	1.89%	1.63%	2.28%	1.33%	1.68%

(1)	“Other Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Acquired Fund’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Acquired Fund, not the indirect costs of investing in the acquired funds.

Example

The Examples are intended to help you compare the cost of investing in the Acquiring Funds with the cost of investing in each of the Acquired Funds and other mutual funds, assuming the Reorganizations have been completed. The Examples assumes that you invest $10,000 in Institutional Shares of each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. These Examples include any contractual fee waiver/expense reimbursement arrangements only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you hold or redeem all of your shares at the end of the time periods indicated:

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Emerald Growth Fund

	1 Year	3 Years	5 Years	10 Years
Acquired Fund
Current Class A Shares	$574	$788	$1,020	$1,683
Current Class C Shares (with Redemption)	$271	$534	$921	$2,004
Current Class C Shares (without Redemption)	$171	$534	$921	$2,004
Current Institutional Class Shares	$80	$253	$442	$987
Current Investor Class Shares	$115	$363	$631	$1,394
Acquiring Fund
Pro Forma Class A Shares	$571	$779	$1,005	$1,651
Pro Forma Class C Shares (with Redemption)	$267	$521	$900	$1,964
Pro Forma Class C Shares (without Redemption)	$167	$521	$900	$1,964
Pro Forma Institutional Class Shares	$70	$225	$393	$881
Pro Forma Investor Class Shares	$106	$335	$583	$1,292

Emerald Finance and Banking Innovation Fund

	1 Year	3 Years	5 Years	10 Years
Acquired Fund
Current Class A Shares	$648	$1,011	$1,398	$2,478
Current Class C Shares (with Redemption)	$347	$760	$1,300	$2,772
Current Class C Shares (without Redemption)	$247	$760	$1,300	$2,772
Current Institutional Class Shares	$156	$483	$834	$1,821
Current Investor Class Shares	$192	$594	$1,021	$2,209
Acquiring Fund
Pro Forma Class A Shares	$633	$965	$1,319	$2,316
Pro Forma Class C Shares (with Redemption)	$331	$712	$1,220	$2,615
Pro Forma Class C Shares (without Redemption)	$231	$712	$1,220	$2,615
Pro Forma Institutional Class Shares	$135	$421	$729	$1,601
Pro Forma Investor Class Shares	$171	$530	$913	$1,987

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Fund Performance

The following information shows the past performance of the Acquired Funds. No performance information is presented for the Acquiring Funds because they have not yet commenced operations. If the Reorganizations are approved, each Acquired Fund will assume the performance history of its corresponding Predecessor Fund.

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Bar Chart and Performance Table

The bar charts and performance tables that follow provide some indication of the risks and variability of investing in the Acquired Funds. The bar charts show the performance of the applicable Acquired Fund’s Shares from year to year. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Acquired Funds. If sales charges were included, the returns would be lower. Each table shows how each Acquired Fund’s average annual returns for one year, five year, and ten year period compares with those of a broad-based securities market index as well as supplemental indexes.

The performance information that follows reflects the performance of the Acquired Funds from their inception until December 31, 2024. The Acquired Funds’ past performance (before or after taxes) is not necessarily an indication of how each Acquired Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-855-828-9909.

Emerald Growth Fund

Class A Shares

Calendar Year Annual Returns (Year Ended December 31):

The Class A share's year-to-date return through June 30, 2025 was 5.30%.

During the periods shown in the bar chart, the highest return for a quarter was 32.13% during the quarter ended June 30, 2020 and the lowest return for a quarter was -24.26% during the quarter ended March 31, 2020.

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	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Class A Shares
– Return Before Taxes	13.45%	7.79%	8.90%
– Return After Taxes on Distributions*	9.34%	4.89%	7.05%
– Return After Taxes on Distributions and Sale of Fund Shares	9.82%	5.65%	6.89%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%
– Russell 2000 Growth Index TR (reflects no deduction for fees, expenses, or taxes)***	15.15%	6.86%	8.09%
Class C Shares
– Return Before Taxes	17.42%	8.14%	8.73%
– Return After Taxes on Distributions*	11.45%	4.34%	6.36%
– Return After Taxes on Distributions and Sale of Fund Shares	13.10%	5.84%	6.68%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%
– Russell 2000 Growth Index TR (reflects no deduction for fees, expenses, or taxes)***	15.15%	6.86%	8.09%
Institutional Class Shares
– Return Before Taxes	19.41%	9.17%	9.76%
– Return After Taxes on Distributions*	15.37%	6.42%	8.01%
– Return After Taxes on Distributions and Sale of Fund Shares	13.29%	6.78%	7.65%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%
– Russell 2000 Growth Index TR (reflects no deduction for fees, expenses, or taxes)***	15.15%	6.86%	8.09%
Investor Class Shares
– Return Before Taxes	19.03%	8.79%	9.38%
– Return After Taxes on Distributions*	14.69%	5.84%	7.52%
– Return After Taxes on Distributions and Sale of Fund Shares	13.24%	6.46%	7.31%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%
– Russell 2000 Growth Index TR (reflects no deduction for fees, expenses, or taxes)***	15.15%	6.86%	8.09%

*	After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-qualified accounts (i.e., retirement plans or Individual Retirement Accounts).
**	Broad-based securities market index.
***	Additional index.
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Emerald Finance and Banking Innovation Fund

Class A Shares

Calendar Year Annual Returns (Year Ended December 31):

The Class A share's year-to-date return through June 30, 2025 was 4.89%.

During the periods shown in the bar chart, the highest return for a quarter was 45.62% during the quarter ended December 31, 2020 and the lowest return for a quarter was -39.58% during the quarter ended March 31, 2020.

Class C Shares

Calendar Year Annual Returns (Year Ended December 31):

The Class C share's year-to-date return through June 30, 2025 was 4.59%.

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During the periods shown in the bar chart, the highest return for a quarter was 45.31% during the quarter ended December 31, 2020 and the lowest return for a quarter was -39.66% during the quarter ended March 31, 2020.

Institutional Class Shares

Calendar Year Annual Returns (Year Ended December 31):

The Institutional Class share's year-to-date return through June 30, 2025 was 5.01%.

During the periods shown in the bar chart, the highest return for a quarter was 45.75% during the quarter ended December 31, 2020 and the lowest return for a quarter was -39.55% during the quarter ended March 31, 2020.

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Investor Class Shares

Calendar Year Annual Returns (Year Ended December 31):

The Investor Class share's 2024 year-to-date return through June 30, 2025 was 4.81%.

During the periods shown in the bar chart, the highest return for a quarter was 45.58% during the quarter ended December 31, 2020 and the lowest return for a quarter was -39.57% during the quarter ended March 31, 2020.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Class A Shares
– Return Before Taxes	10.88%	-2.52%	3.50%
– Return After Taxes on Distributions*	10.14%	-3.32%	2.50%
– Return After Taxes on Distributions and Sale of Fund Shares	6.63%	-1.99%	2.69%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%
– Russell 2000 Index TR (reflects no deduction for fees, expenses, or taxes)***	11.54%	7.40%	7.82%
– Russell 2000 Financial Services Index TR Index (reflects no deduction for fees, expenses, or taxes)***	16.55%	7.02%	8.01%
Class C Shares
– Return Before Taxes	14.63%	-2.21%	3.33%
– Return After Taxes on Distributions*	13.73%	-3.14%	2.19%
– Return After Taxes on Distributions and Sale of Fund Shares	8.90%	-1.76%	2.57%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%
– Russell 2000 Index TR (reflects no deduction for fees, expenses, or taxes)***	11.54%	7.40%	7.82%
– Russell 2000 Financial Services Index TR Index (reflects no deduction for fees, expenses, or taxes)***	16.55%	7.02%	8.01%

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	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Institutional Class Shares
– Return Before Taxes	16.76%	-1.23%	4.36%
– Return After Taxes on Distributions*	16.00%	-2.02%	3.37%
– Return After Taxes on Distributions and Sale of Fund Shares	10.12%	-1.03%	3.38%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%
– Russell 2000 Index TR (reflects no deduction for fees, expenses, or taxes)***	11.54%	7.40%	7.82%
– Russell 2000 Financial Services Index TR Index (reflects no deduction for fees, expenses, or taxes)***	16.55%	7.02%	8.01%
Investor Class Shares
– Return Before Taxes	16.28%	-1.61%	3.99%
– Return After Taxes on Distributions*	15.45%	-2.46%	2.93%
– Return After Taxes on Distributions and Sale of Fund Shares	9.85%	-1.32%	3.08%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%
– Russell 2000 Index TR (reflects no deduction for fees, expenses, or taxes)***	11.54%	7.40%	7.82%
– Russell 2000 Financial Services Index TR Index (reflects no deduction for fees, expenses, or taxes)***	16.55%	7.02%	8.01%

*	After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-qualified accounts (i.e., retirement plans or Individual Retirement Accounts).

**	Broad-based securities market index.

***	Additional index.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions and other market-related fees, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. The Acquiring Funds do not have a portfolio turnover rate to report because they have not yet commenced operations. For the fiscal year ended April 30, 2025 each Acquired Fund’s portfolio turnover rate was the following percentage of the average value of such Fund’s portfolio.

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Acquired Fund	Portfolio Turnover
Emerald Growth Fund	45%
Emerald Finance and Banking Innovation Fund	32%

Comparison of Investment Objectives and Strategies

Emerald, the current investment adviser to the Acquired Funds, will serve as the adviser to the Acquiring Funds, and the same portfolio managers currently managing each Acquired Fund are expected to continue to manage the corresponding Acquiring Fund.

This section compares the investment objective, principal investment strategies and non-fundamental investment policies of each Acquired Fund and each corresponding Acquiring Fund. The investment objective of the Emerald Growth Fund is the same as the investment objective of its corresponding Acquiring Fund. Although the Emerald Growth Fund and its corresponding Acquiring Fund use slightly different wording or terminology to describe their respective investment objective and principal investment strategies, there are no material differences between the strategies and policies of the Emerald Growth Fund and its corresponding Acquiring Fund. However, while the investment objective of the Emerald Finance and Banking Innovation Fund is the same as the investment objective of its corresponding Acquiring Fund, the Emerald Banking & Finance Evolution Fund, there is a key difference in the investment strategies to note. Unlike the Emerald Finance and Banking Innovation Fund, the Emerald Banking & Finance Evolution Fund will not invest a significant portion of its assets in financial technology companies. Please be aware that this is only a brief discussion. More complete information may be found in the Acquired Funds’ prospectus.

	EMERALD GROWTH FUND (Acquired Fund)	EMERALD GROWTH FUND (Acquiring Fund)
Investment Objective	The Acquired Fund seeks long-term growth through capital appreciation.	Same.
Principal Investment Strategies

Under normal conditions, the Acquired Fund invests in equity securities of U.S. and foreign companies, principally common stocks and preferred stocks.

The Acquired Fund utilizes a fundamental approach to choosing securities: the research staff of Emerald conducts company-specific research analysis, taking into account a company’s revenue and earnings growth rates and the financial, operating, and market characteristics that distinguish a company from other companies.

The Acquired Fund can invest in companies from a wide range of industries and of market capitalizations. The Acquired Fund may emphasize investments in smaller companies, which are defined by Emerald as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index. As of September 30, 2024, the Russell 2000 Index included securities issued by companies that ranged in size between $9 million and $15.9 billion.

The Acquiring Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies, principally common stocks and preferred stocks, identified by Emerald as having growth characteristics. In identifying investments with growth characteristics, Emerald utilizes a fundamental approach to choosing securities: the research staff of Emerald conducts company-specific research analysis, taking into account a company’s revenue and earnings growth rates and the financial, operating, and market characteristics that distinguish a company from other companies. The Acquiring Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval.

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EMERALD GROWTH FUND (Acquired Fund)	EMERALD GROWTH FUND (Acquiring Fund)

The Acquired Fund may also invest in the other investment companies, principally money market funds, exchange-traded funds (“ETFs”), unit investment trusts, closed-end funds, and business development companies. The Acquired Fund intends to invest a portion of these assets in the securities of affiliated ETFs advised or sub-advised by Emerald (each, an “Underlying ETF”). The Acquired Fund does not have a policy with respect to investing a certain portion of its assets in any particular sector, but may emphasize investments in the healthcare, technology, and industrial sectors.

While the Acquired Fund may directly invest in the securities of companies within the healthcare sector, Emerald intends for the Acquired Fund to gain exposure to the healthcare sector in part through the use of such Underlying ETFs, primarily the F/m Emerald Life Sciences Innovation ETF (the “Life Sciences ETF”). The Acquired Fund does not have a policy with respect to the amount of the Acquired Fund’s portfolio that will be allocated to the Life Sciences ETF, but generally Emerald expects approximately 5% of the Acquired Fund’s portfolio to be allocated to the Life Sciences ETF, calculated at the time of investment.

The Acquiring Fund can invest in companies from a wide range of industries and of market capitalizations. The Acquiring Fund may emphasize investments in smaller companies, which are defined by Emerald as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index. As of May 30, 2025, the Russell 2000 Index included securities issued by companies that ranged in size between $2.06 million and $16.9 billion.

The Acquiring Fund may also invest in the other investment companies, principally money market funds, ETFs, unit investment trusts, closed-end funds, and business development companies. The Acquiring Fund intends to invest a portion of these assets in the securities of affiliated ETFs advised or sub-advised by Emerald (each, an “Underlying ETF”). The Acquiring Fund does not have a policy with respect to investing a certain portion of its assets in any particular sector, but may emphasize investments in the healthcare, technology, and industrial sectors.

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EMERALD GROWTH FUND (Acquired Fund)	EMERALD GROWTH FUND (Acquiring Fund)

The Acquired Fund invests in foreign companies directly and through American Depository Receipts (“ADRs”).

The Acquired Fund generally sells investments when the Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

While the Acquiring Fund may directly invest in the securities of companies within the healthcare sector, Emerald intends for the Acquiring Fund to gain exposure to the healthcare sector in part through the use of such Underlying ETFs, primarily the F/m Emerald Life Sciences Innovation ETF (the “Life Sciences ETF”) The Acquiring Fund does not have a policy with respect to the amount of the Acquiring Fund’s portfolio that will be allocated to the Life Sciences ETF, but generally Emerald expects approximately 5% of the Fund’s portfolio to be allocated to the Life Sciences ETF, calculated at the time of investment.

The Acquiring Fund invests in foreign companies directly and through American Depository Receipts (“ADRs”).

The Acquiring Fund generally sells investments when Emerald concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

	EMERALD FINANCE AND BANKING INNOVATION FUND (Acquired Fund)	EMERALD BANKING & FINANCE EVOLUTION FUND (Acquiring Fund)
Investment Objective	The Acquired Fund seeks long term growth through capital appreciation. Income is a secondary objective.	Same.
Principal Investment Strategies	The Acquired Fund has an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks (both common and preferred) of companies principally engaged in banking or financial services, and collective investment vehicles such as mutual funds and exchange-traded funds that invest in companies that are principally engaged in banking and financial services as denoted by being classified as within the Banks, Financial Services, Insurance or within the Transaction Processing Services SubSector (as determined by the Russell Industry Classification Benchmark). This requirement is applied at the time the Acquired Fund invests its assets. The Acquired Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval.	The Acquiring Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks (both common and preferred) of companies principally engaged in banking or financial services, and collective investment vehicles such as mutual funds and exchange-traded funds that invest in companies that are principally engaged in banking and financial services as denoted by being classified as within the Banks, Financial Services, Insurance or within the Transaction Processing Services SubSector (as determined by the Russell Industry Classification Benchmark). The Acquiring Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval.

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EMERALD FINANCE AND BANKING INNOVATION FUND (Acquired Fund)	EMERALD BANKING & FINANCE EVOLUTION FUND (Acquiring Fund)

The Acquired Fund can invest in companies from a wide range of industries and of various sizes. The Acquired Fund will invest primarily in mid and small-size companies, at the time of purchase. Emerald typically defines mid and small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2500 Index. As of July 1, 2024, the Russell 2500 Index included securities issued by companies that ranged in size between $18 million and $21.3 billion. Micro-cap stocks are not a principal investment strategy of the Acquired Fund. While the non-fundamental policy described above allows for the Acquired Fund to invest in companies that are principally engaged in either banking or financial services, the Acquired Fund has adopted a fundamental policy that it will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 25% of its net assets in securities of companies principally engaged in the financial services industry. For purposes of this fundamental policy, a company is defined as being in the banking or financial services industries if such company is classified as within the Banks, Financial Services, Insurance or within the Transaction Processing Services SubSector (as determined by the Russell Industry Classification Benchmark).

When not investing in banking and/or financial services securities, the Acquiring Fund may invest up to 20% in companies across a wide range of industries and of various sizes. The Adviser typically defines small- and mid-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2500 Index. As of May 30, 2025, the Russell 2500 Index included securities issued by companies that ranged in size between $2.06 million and $58.5 billion. Micro-cap stocks are not a principal investment strategy of the Fund. While the non-fundamental policy described above allows for the Acquiring Fund to invest in companies that are principally engaged in either banking or financial services, the Acquiring Fund has adopted a fundamental policy that it will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 15% of its net assets in securities of companies principally engaged in the financial services industry. For purposes of this fundamental policy, a company is defined as being in the banking or financial services industries if such company is classified as within the Banks, Financial Services, Insurance or within the Transaction Processing Services SubSector (as determined by the Russell Industry Classification Benchmark).

15

EMERALD FINANCE AND BANKING INNOVATION FUND (Acquired Fund)	EMERALD BANKING & FINANCE EVOLUTION FUND (Acquiring Fund)
Companies in the banking industry are defined to include U.S. and foreign commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry are defined to include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, mortgage real estate investment trusts, insurance and insurance holding companies, leasing companies, and companies engaged in financial technology-related activities including decentralized finance and distributed ledger technology.

The Acquiring Fund may invest up to 15% of the value of its net assets in illiquid securities. The illiquid securities the Fund expects to invest include common stocks or preferred stocks that cannot be disposed of within seven days in the ordinary course of business.

Companies in the banking industry are defined to include U.S. and foreign commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry are defined to include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, mortgage real estate investment trusts, insurance and insurance holding companies, leasing companies, and companies engaged in financial technology-related activities.

Financial technology is the application of new technological advancements to products and services in the financial industry, seeking to improve and automate the delivery and use of financial services. Financial technology helps companies and consumers better manage their financial operations by utilizing specialized software. Financial technology companies compete with traditional financial methods in the delivery of financial services. Mobile banking, peer-to-peer lending, decentralized ledger technology and cryptocurrency are examples of financial technology.	The Acquiring Fund may invest in stocks of special purpose acquisition companies (“SPACs”). The Fund does not target a particular form of SPAC, with the exception that the SPAC must have identified an acquisition target at or prior to the time of the Fund’s investment, and such target must be consistent with the ICB SuperSectors or SubSector outlined above.

16

EMERALD FINANCE AND BANKING INNOVATION FUND (Acquired Fund)	EMERALD BANKING & FINANCE EVOLUTION FUND (Acquiring Fund)

The Acquired Fund may invest in stocks of special purpose acquisition companies (“SPACs”). The Acquired Fund does not target a particular form of SPAC, with the exception that the SPAC must have identified an acquisition target at or prior to the time of the Acquired Fund’s investment, and such target must be consistent with the ICB SuperSectors or SubSector outlined above.

Emerald applies the theme of innovation to these investment guidelines by pursuing companies that it believes are reinventing/redesigning existing products/services thereby generating value for their customers, creating a competitive advantage and driving business growth.

Emerald utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

The Acquired Fund generally sells investments when Emerald concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

Emerald applies the theme of evolution to these investment guidelines by pursuing companies that the Adviser believes are reinventing/redesigning existing products/services thereby generating value for their customers, creating a competitive advantage and driving business growth.

Emerald utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

The Acquiring Fund generally sells investments when Emerald concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

There are no limitations with respect to the type of real estate investment trusts (“REITs”) in which the Acquiring Fund may invest.

There are no limitations with respect to the type of REITs in which the Acquired Fund may invest. The Acquired Fund will not invest directly in cryptocurrencies or initial coin offerings.

Investment Risks

This section will help you compare the risks of each Acquired Fund with those of its Acquiring Fund. Like all investments, an investment in an Acquired Fund or an Acquiring Fund involves risk. All investments carry some degree of risk that will affect the value of a Fund, its investment performance and the price of its shares. As a result, you could lose money if you invest in the Funds. There is no assurance that a Fund will meet its investment objective.

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The principal risks of an investment in each Fund are shown in the table below. Although the Funds describe them differently and organize them differently, the principal risks associated with investments in the Emerald Growth Fund and its corresponding Acquiring Fund are substantially similar because the Funds have the same investment objective and principal investment strategies that are not materially different. However, there are meaningful differences between the principal investment strategies of the Emerald Finance and Banking Innovation Fund (the Acquired Fund) and the Emerald Banking & Finance Evolution Fund (the Acquiring Fund). For example, unlike the Emerald Finance and Banking Innovation Fund, the Emerald Banking & Finance Evolution Fund will not invest a significant portion of its assets in financial technology companies. As a result, the principal risks may differ between these two Funds.

Each risk noted below is considered a principal risk of investing in the particular Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. There are various circumstances which could prevent a Fund from achieving its investment objective. As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. It is important to read the provided risk disclosures in their entirety.

RISKS	EMERALD GROWTH FUND (Acquired Fund)	EMERALD GROWTH FUND (Acquiring Fund)	EMERALD FINANCE AND BANKING INNOVATION FUND (Acquired Fund)	EMERALD BANKING & FINANCE EVOLUTION FUND (Acquiring Fund)
Active Management Risk		X		X
Affiliated ETF Risk	X	X		X
Banking Sector Risk				X
Banking- and Financial Services-Related Investment Risks			X
Concentration Risk			X	X
Cyber Security Risk		X		X
Distributed Ledger Technology and Blockchain Investments Risk			X
Equity Securities Risk	X	X	X	X
ETF Investment Risk	X
Financial Sector Risk		X		X
Financial Technology Risk			X
Foreign Market and Trading Risk		X		X
Foreign Securities Risk	X		X
Growth Stocks Risk	X	X	X	X
Health Care Sector Risk	X
Industrial Sector Risk	X	X

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RISKS	EMERALD GROWTH FUND (Acquired Fund)	EMERALD GROWTH FUND (Acquiring Fund)	EMERALD FINANCE AND BANKING INNOVATION FUND (Acquired Fund)	EMERALD BANKING & FINANCE EVOLUTION FUND (Acquiring Fund)
Investment Companies and ETFs Risk		X		X
Large-Cap Companies Risk		X
Liquidity Risk	X	X	X	X
Managed Portfolio Risk	X		X
Market Risk	X	X	X	X
Real Estate Securities and REITs			X
REIT Risk		X		X
Sector Risk		X	X	X
Securities Issued by Other Investment Companies Risk	X		X
Small and Medium Capitalization Issuers Risk		X		X
Small and Medium Capitalization Stocks Risk			X
Small, Medium, and Large Capitalization Stocks Risk	X
Special Purpose Acquisition Company Risk			X
Technology Sector Risk	X	X

Emerald Growth Fund (Acquired Fund)	Emerald Growth Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	Active Management Risk. A Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.
Affiliated ETF Risk. The Adviser receives advisory fees from an Underlying ETF for which the Adviser serves as adviser that are payable to it pursuant to the advisory agreement of such Underlying ETF. It is possible that a conflict of interest among the Fund and the Underlying ETF could affect how the Adviser fulfills its fiduciary duties to the Fund and the Underlying ETF. The Adviser may have an incentive to take into account the effect on the Underlying ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in such Underlying ETF.	Affiliated ETF Risk. Affiliated ETF risk is the risk that the Adviser may select Underlying ETF investments for a Fund based on its own financial interests rather than a Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying ETFs because the fees paid to the Adviser by some Underlying ETFs may be higher than other ETFs, or the Underlying ETFs may be in need of assets to enhance their appeal to other investors, liquidity, and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to a Fund and is legally obligated to act in a Fund’s best interest when selecting Underlying ETFs.

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Emerald Growth Fund (Acquired Fund)	Emerald Growth Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes a Fund, Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A Fund and its Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Fund or Adviser. Successful cyber-attacks or other cyber-failures or events affecting a Fund or its service providers may adversely impact and cause financial losses to a Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Equity Securities Risk. The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The price of equity securities can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues.	Equity Securities Risk. A Fund is designed for investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

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Emerald Growth Fund (Acquired Fund)	Emerald Growth Fund (Acquiring Fund)
ETF Investment Risk. Each Underlying ETF in which the Fund invests will be subject to its own principal risks, depending on the investment objective, investment strategy, and other characteristics of such Underlying ETFs. Those Underlying ETF risks may in turn become principal risks of an investment in the Fund. To the extent the Fund invests in other ETFs, including Underlying ETFs, the Fund’s shareholders will indirectly incur certain fees and expenses of that ETF, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such ETFs, and will be further reduced by the Fund’s own expenses, including the Fund’s administrative fees. The Fund could lose money by investing in an ETF, including if the value of the ETF’s investments go down. In addition, the market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange.	Not a principal risk of the Acquiring Fund.
Not a principal risk of the Acquired Fund.	Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing a Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. In addition, where all or portion of a Fund’s underlying securities trade in a foreign market that is closed when the market in which a Fund’s shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during a Fund’s domestic trading day.

21

Emerald Growth Fund (Acquired Fund)	Emerald Growth Fund (Acquiring Fund)
Foreign Securities Risk. To the extent the Fund invests in securities of foreign (non-U.S.) companies, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. The Fund’s investments in ADRs are subject to risks similar to those associated with direct investment in foreign securities.	Not a principal risk of the Acquiring Fund.
Growth Stocks Risk. Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Adviser’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or stock indexes.	Growth Stocks Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to a Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, a Fund’s return may be adversely affected during a market downturn and when growth stocks are out of favor.
Health Care Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector.	Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

22

Emerald Growth Fund (Acquired Fund)	Emerald Growth Fund (Acquiring Fund)
Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.	Industrial Sector Risk. Companies in the industrial sector may be adversely affected by changes in the supply and demand for products and services, product obsolescence or discontinuance, claims for environmental damage or product liability and changes in general economic conditions, among other factors.
Not a principal risk of the Acquired Fund.	Investment Companies and ETFs Risk. A Fund’s investment performance may be affected by the investment performance of the underlying funds in which a Fund may invest. Investing in other investment companies, including exchange-traded funds (“ETFs”), may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. A Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
Not a principal risk of the Acquired Fund.	Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

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Emerald Growth Fund (Acquired Fund)	Emerald Growth Fund (Acquiring Fund)
Liquidity Risk. Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume, and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent a Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.
Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.	Not a principal risk of the Acquiring Fund.
Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues. Historically, markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. The Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.	Market Risk. A Fund is subject to market risk, which is the risk that a Fund’s share price will fluctuate as market prices fluctuate. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy and the potential market reaction to these initiatives can have a significant effect on the value of fixed-income securities. A Fund is also subject to management risk, which is the risk that the Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund may not be appropriate for use as a complete investment program. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

24

Emerald Growth Fund (Acquired Fund)	Emerald Growth Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	Sector Risk. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Securities Issued by Other Investment Companies Risk. A Fund may invest in shares of other investment companies, including other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.	Not a principal risk of the Acquiring Fund.
Not a principal risk of the Acquired Fund.	Small and Medium Capitalization Issuers Risk. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

25

Emerald Growth Fund (Acquired Fund)	Emerald Growth Fund (Acquiring Fund)
Small, Medium and Large Capitalization Stocks Risk. Investment in securities of medium- and smaller-sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies. Investments in larger capitalization companies, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.	Not a principal risk of the Acquiring Fund.
Technology Sector Risk. To the extent the Fund invests in technology companies, the Fund is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.	Technology Companies Risk. Technology companies and companies that rely heavily on technological advances may have limited product lines, markets, financial resources and personnel. These companies may face rapid product obsolescence, as well as unexpected risks and costs related to new product introduction and technological developments, such as artificial intelligence and machine learning. Technology companies may be adversely affected by disruptions to supply chains and distribution networks, as well as issues at third-party partners. They are heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect their profitability. Technology companies may face increased government scrutiny and may be subject to adverse governmental or legal action. These companies may also be adversely affect by, among other things, actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and other remediation costs.

Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	Active Management Risk. A Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.
Not a principal risk of the Acquired Fund.	Affiliated ETF Risk. Affiliated ETF risk is the risk that the Adviser may select Underlying ETF investments for a Fund based on its own financial interests rather than a Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying ETFs because the fees paid to the Adviser by some Underlying ETFs may be higher than other ETFs, or the Underlying ETFs may be in need of assets to enhance their appeal to other investors, liquidity, and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to a Fund and is legally obligated to act in a Fund’s best interest when selecting Underlying ETFs.

26

Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	Banking Sector Risk. The banking sector can be adversely affected by legislation, regulation, competition, declines in economic conditions, corporate and consumer debt defaults, changing interest rates, and instability in the financial markets in general. Credit losses resulting from financial difficulties of borrowers can have a significant negative impact. Changes in legislation in past years may have tended to increase competition in the industry. The stability and profitability of this sector depends significantly upon the availability and cost of capital funds.
Banking and Financial Services-Related Industry Risk. The banking and financial services industries represent only a portion of the overall economy. Entities in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations. In addition, entities in these industries are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. There is a risk that those issuers (or the sector) will perform poorly and negatively impact the Fund.	Not a principal risk of the Acquiring Fund.
Concentration Risk. The Fund concentrates its investments in such issuers to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.	Concentration Risk. A Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect a Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.

27

Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes a Fund, Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A Fund and its Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to a Fund or Adviser. Successful cyber-attacks or other cyber-failures or events affecting a Fund or its service providers may adversely impact and cause financial losses to a Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Distributed Ledger Technology (“DLT”) and Blockchain Investments Risk. The Fund may invest in companies listed on U.S. and Canadian exchanges that are engaged in the use of, or have exposure to, DLT and blockchain. The mechanics of using DLT, including blockchain, to transact in assets such as securities or derivatives, is relatively new and untested and there is no assurance that widespread adoption will occur. DLT and blockchain are subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could negatively impact the companies in which the Fund invests. Companies in which the Fund invests may also be subject to the risk of fraud and cybersecurity threats and intellectual property claims. A significant disruption of Internet connectivity could impede the functionality of these technologies and could adversely affect the Fund.	Not a principal risk of the Acquiring Fund.

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Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Equity Securities Risk. The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The price of equity securities can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues.	Equity Securities Risk. A Fund is designed for investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.
Not a principal risk of the Acquired Fund.	Financial Sector Risk. A Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financial sector and financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Financial technology companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. These financial technology companies may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, financial technology companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.	Not a principal risk of the Acquiring Fund.

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Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing a Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. In addition, where all or portion of a Fund’s underlying securities trade in a foreign market that is closed when the market in which a Fund’s shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during a Fund’s domestic trading day.

Foreign Securities Risk. To the extent the Fund invests in securities of foreign (non-U.S.) companies, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

●    Canadian Securities Risk: The Fund may invest in the securities of companies listed for trading in Canada. Investments in Canadian issuers may subject the Fund to regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Not a principal risk of the Acquiring Fund.
Growth Stocks Risk. Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Adviser’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or stock indexes.	Growth Stocks Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to a Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, a Fund’s return may be adversely affected during a market downturn and when growth stocks are out of favor.

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Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	Investment Companies and ETFs Risk. A Fund’s investment performance may be affected by the investment performance of the underlying funds in which a Fund may invest. Investing in other investment companies, including exchange-traded funds (“ETFs”), may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. A Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
Liquidity Risk. Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume, and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent a Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer

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Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.	Not a principal risk of the Acquiring Fund.
Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues. Such events include the pandemic caused by the novel coronavirus and its variants (COVID-19), which has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility. Such events also include Russia’s recent invasion of Ukraine, which could have a negative impact on the economy and business activity globally. Historically, markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. The Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.	Market Risk. A Fund is subject to market risk, which is the risk that a Fund’s share price will fluctuate as market prices fluctuate. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy and the potential market reaction to these initiatives can have a significant effect on the value of fixed-income securities. A Fund is also subject to management risk, which is the risk that the Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund may not be appropriate for use as a complete investment program. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Real Estate Securities and REITs. Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities.	Not a principal risk of the Acquiring Fund.

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Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Not a principal risk of the Acquired Fund.	REIT Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, interest rate risks (especially mortgage REITS) and liquidity risks. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.
Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times.	Sector Risk. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Emerald Finance and Banking Innovation Fund (Acquired Fund)	Emerald Banking & Finance Evolution Fund (Acquiring Fund)
Securities Issued by Other Investment Companies Risk. The Fund may invest in shares of other investment companies, including other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.	Not a principal risk of the Acquiring Fund.
Not a principal risk of the Acquired Fund.	Small and Medium Capitalization Issuers Risk. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
Small, Medium and Large Capitalization Stocks Risk. Investment in securities of small or medium-sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.	Not a principal risk of the Acquiring Fund.
Special Purpose Acquisition Company Risk. The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). SPACs are often subject to extreme price volatility and speculative trading. SPACs may have little to no liquidity, and may trade at a discount to NAV. SPACs are “blank check” companies with no operating history. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to complete a profitable acquisition. The value of a SPAC’s securities can by highly volatile and may depreciate over time. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. Among other conflicts of interest, an investment in a SPAC may include the potential for misalignment of incentives in the structure of the SPAC.	Not a principal risk of the Acquiring Fund.

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Comparison of Key Features of the Funds

Purchase, Exchange, and Redemption Procedures

The Acquired Funds’ and the Acquiring Funds’ purchase, redemption, and dividend policies and procedures are similar. For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED FUNDS AND ACQUIRING FUNDS – Pricing of Funds and Purchase and Redemption Procedures” in this Proxy Statement/Prospectus. See also Appendix C for a comparison of pricing, purchase, and redemption procedures.

Service Providers

Emerald, the current investment adviser to the Acquired Funds, will serve as the investment adviser to the Acquiring Funds. For more information about Emerald, please see the sections titled: “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Investment Management” in this Proxy Statement/Prospectus.

The Acquired Funds and Acquiring Funds currently have different service providers providing administration, fund accounting, transfer agency, compliance and distribution services. For more information about the management of the Acquiring Fund and service providers to the Acquiring Fund, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Service Providers” in this Proxy Statement/Prospectus.

PROPOSALS 1-2

INFORMATION ABOUT THE REORGANIZATIONS

Summary of the Reorganization Proposals

At the Special Meeting, the shareholders of the Acquired Funds will be asked to approve the Plan to reorganize the Acquired Funds into the Acquiring Funds. The Acquiring Funds will commence operations upon consummation of the Reorganizations. If the Plan is approved by the shareholders of the Acquired Funds and the Reorganizations are consummated, each Acquired Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund in exchange for full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value (“NAV”) to the NAV of the assets and liabilities transferred as of 4:00 p.m. Eastern Time, on the closing day (the “Closing Date”) of the Reorganization (the “Valuation Time”). Immediately thereafter, the Acquired Funds will distribute such Acquiring Funds shares to its shareholders by establishing accounts on the Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund shares deliverable to them, in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive a number of full and fractional shares of such Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of the corresponding Acquired Fund held at the time of the Reorganization. The estimated cost of the solicitation of proxies in connection with the Reorganizations is $39,000. The expenses of the Reorganizations shall be borne by Emerald.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Funds, notwithstanding approval of the Plan by each Acquired Fund’s shareholders, provided that no such amendment after such approval shall have a material adverse effect on such shareholders without their further approval. In addition, the Plan may be terminated and the Reorganizations abandoned at any time (whether before or after adoption by the shareholders of the Acquired Funds) prior to the Closing Date by the Trust Board and the RBB Board, or by the Trust Board or the RBB Board if, among other reasons, any condition of the other party’s obligations set forth in the Plan has not been fully met or waived by the applicable Board.

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Description of each Acquiring Fund’s Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of such Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Funds’ Prospectus. For additional information about the rights of shareholders of the Acquiring Funds, see “INFORMATION ABOUT THE REORGANIZATIONS – Comparison of Shareholder Rights” in this Proxy Statement/Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Funds	Acquiring Funds
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Institutional Shares	Institutional Shares
Investor Shares	Investor Shares

Board Considerations Relating to the Proposed Reorganizations

At meetings held on March 11, 2025 and April 17, 2025, the Trust Board discussed various aspects of the Reorganizations. At the conclusion of the meeting held on April 17, 2025, at which all Trustees of the Trust Board were present telephonically, the Board of Trustees of the Trust, including all of the Independent Trustees of the Trust, unanimously approved the proposed Reorganizations and the Reorganization Agreement after reviewing detailed information from the Adviser and RBB regarding each Reorganization and its effect on the shareholders of the applicable Acquired Fund. The Independent Trustees of the Trust Board were assisted by independent legal counsel in connection with their evaluation of each Reorganization.

The Trust Board also considered potential alternatives to the Reorganizations, such as the liquidation of the Fund, maintaining each Fund in its current state of operation, or other potential reorganizations. With respect to other potential reorganizations, both within the Trust and with other vendors, the Trust Board considered Emerald’s statements that RBB provided the best combination of price and service. In considering the alternative of liquidation, the Trust Board noted that (i) any shareholders of an Acquired Fund not wishing to become part of the corresponding Acquiring Fund could redeem their shares of the Acquired Fund at any time prior to closing without penalty and (ii) that each Reorganization would allow shareholders of the applicable Acquired Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with the same investment objective and, with respect to the Emerald Growth Fund, principal investment strategies that are the same in all material respects, and with respect to the Emerald Finance and Banking Innovation Fund, similar principal investment strategies, with the exception that the corresponding Acquiring Fund has stated that it will not invest a significant portion of its assets in financial technology companies.

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In its deliberations, the Trust Board did not identify any single factor that was paramount or controlling, and each member of the Trust Board may have attributed different weights to various factors. Factors considered by the Trust Board in assessing and approving each Reorganization included, among others, in no order of priority (each reference to the “Board” in the below discussion refers to the Trust Board):

●	Terms and Conditions of the Reorganization. The Board reviewed the terms of the Reorganization Agreement, noting that the Reorganization would be submitted to each Acquired Fund’s shareholders for approval.
●	Oversight of the Acquired Funds following the Reorganization. The Board considered that following the Reorganization, each Acquired Fund would be overseen by a new board of trustees and officers.
●	No Dilution of Shareholder Interests and Continuity of Advisory Services. In considering each Reorganization, the Board noted that the Reorganization would not result in any dilution of shareholder interests in the relevant Acquired Fund. The Board noted that each Acquiring Fund would be managed by Emerald through the same portfolio managers, and as such, each Acquiring Fund would be expected to receive at least a comparable level of advisory services as is currently being provided to the corresponding Acquired Fund.
●	Expenses Relating to the Reorganizations, Assumption of Liabilities and Tax Consequences. The Board also reflected on the fact that Emerald has agreed to assume responsibility for the payment of the expenses associated with each Reorganization. The Board further discussed the fact that, under the Reorganization Agreement, each Acquiring Fund would assume all of the liabilities of the corresponding Acquired Fund, and that such liabilities would not remain with the Trust. Finally, the Board considered that neither Reorganization is expected to result in taxable income or gain or other adverse federal tax consequences to the applicable Acquired Fund’s shareholders.
●	Effect of the Reorganization on Fund Expenses and Advisory Fees. The Board reviewed information regarding fees and expenses and noted that Emerald’s gross investment advisory fee with respect to each Acquired Fund is expected to decrease as a result of the Reorganization. The Board also considered Emerald’s statements that the Reorganization is expected to result in lower operating expenses due to certain efficiencies of scale available to series of RBB.
●	Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Restrictions. The Board reviewed the investment objectives, principal investment strategies, principal risks, and fundamental investment restrictions, of each Acquiring Fund as compared to those of the corresponding Acquired Fund. With respect to the Emerald Growth Fund, the Board noted no material changes between the Acquired Fund and the Acquiring Fund. With respect to the Emerald Finance and Banking Innovation Fund, the Board noted no changes, with the exception that the corresponding Acquiring Fund has stated that it will not invest a significant portion of its assets in financial technology companies.

Based on the Board’s review of the circumstances presented and the recommendation of Emerald, the Board, including all of the Independent Trustees of the Trust, determined that each Reorganization was in the best interests of the applicable Acquired Fund and its shareholders and unanimously approved the Reorganization Agreement, subject to the approval by the applicable Acquired Fund’s shareholders, and recommends that each Acquired Fund’s shareholders vote “FOR” the approval of the Reorganization Agreement.

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Federal Income Tax Consequences

Since its inception, the Acquired Funds believes they have each qualified as a “regulated investment company” (“RIC”) under the Code. Accordingly, the Acquired Funds believe they have been, and expect to continue to be, relieved of any federal income tax liability on their taxable income and gains distributed to shareholders.

As a nonwaivable condition of the Reorganizations, the Trust and RBB, on behalf of their respective Funds, will receive an opinion from RBB’s counsel, Faegre Drinker Biddle & Reath LLP (based on certain facts, assumptions and representations and subject to certain qualifications) to the effect that:

●	the Reorganizations, for federal income tax purposes, will qualify as reorganizations within the meaning of Section 368(a)(1)(F) of the Code and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

●	neither the Acquired Funds, the Acquiring Funds, nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganizations;

●	Acquiring Funds’ basis in each asset of the Acquired Funds will be the same as each Acquired Fund’s basis in that asset immediately before the Reorganization, and Acquiring Funds’ holding period for each such asset will include the Acquired Funds’ holding period in that asset (except where Acquiring Funds’ investment activities have the effect of reducing or eliminating an asset’s holding period);

●	the aggregate tax basis of the Acquiring Funds shares received by each shareholder of each Acquired Fund in each Reorganization will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged by such shareholder in the Reorganization, provided the Acquired Funds Shareholder holds them as capital assets at the Closing Time;

●	the holding period for the Acquiring Funds shares received in the Reorganization will include the holding period of the Acquired Funds shares exchanged therefor (provided that each Acquired Fund’s share exchanged was held as a capital asset by the shareholder at the closing time of the Reorganization);

●	the taxable year of each Acquired Fund will not terminate as a result of the Reorganization; and

●	the Acquiring Fund in each Reorganization will generally succeed to the tax attributes of the corresponding Acquired Fund in the Reorganization (subject to applicable limitations on the use of such tax attributes).

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganizations. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the Acquiring Fund shares it received.

Shareholders of the Acquired Fund should consult their tax advisers regarding the tax consequences to them, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Acquired Funds should also consult tax advisers as to state and local tax consequences, if any, to them of the Reorganization.

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By reason of the Reorganizations, each Acquiring Fund will succeed to and take into account any capital loss carryforwards of the corresponding Acquired Fund. The Reorganizations are not expected to result in limitations on the corresponding Acquiring Funds’ ability to use any capital loss carryforwards of the Acquired Funds.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Charter Documents

The Trust and RBB are each a registered open-end management investment company. The Acquired Funds are each a series of the Trust, a Delaware statutory trust. The Acquiring Funds are each a series of RBB, a Maryland corporation. The Trust is governed by the Trust Instrument, dated December 1, 1993 and By-Laws (as they may be amended, modified or otherwise supplemented, collectively, the “Trust Governing Documents”). RBB is governed by its Articles of Incorporation and By-Laws, dated October 30, 1998 and September 27, 2021, respectively (as it may be amended, modified or otherwise supplemented, collectively, the “RBB Charter Documents”). The operations of the Acquired Funds and RBB are subject to state and federal law, including the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. The following includes a summary of the material differences between the Trust Governing Documents and the RBB Charter Documents. The following is only a summary of certain characteristics of the operations of the Trust Governing Documents and the RBB Charter Documents and is not a complete description of those documents or of each state’s laws. Shareholders should refer to the provisions of the Trust Governing Documents and the RBB Charter Documents and to state law directly for more complete information.

 As a result of the Reorganization, shareholders of each Acquired Fund will become shareholders of a Maryland corporation rather than a Delaware statutory trust. While many rights remain similar, key differences include:

●	Shareholder Liability: Delaware statutory trust law permits disclaimers of shareholder liability in the Trust Instrument, but does not eliminate liability by statute. Maryland law provides shareholders of a corporation with statutory protection from liability for corporate obligations.

●	Voting Rights: Under the Delaware statutory trust structure, shareholder voting is limited to certain matters specified in the Trust Instrument, such as electing or removing trustees and approving advisory contracts. In contrast, under Maryland law, shareholders are entitled to vote on any matter submitted to a shareholder meeting, including director elections and matters requiring approval under the 1940 Act. Maryland law also standardizes voting rights across share classes and provides broader statutory voting rights overall.

●	Quorum and Voting Requirements: Under the Delaware statutory trust structure, one-third of shares entitled to vote constitutes a quorum, and shareholders may act by unanimous written consent, including by class or series. Under Maryland law, although RBB's charter similarly sets a quorum at one-third, the statutory default is a majority unless otherwise provided. Both structures allow a majority of votes cast to decide matters and a plurality to elect directors; however, Maryland law does not expressly permit shareholder action by written consent unless authorized in the governing documents.

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●	Power to Amend Governing Documents: Under the Delaware statutory trust structure, trustees may amend the Trust Instrument without shareholder approval except in limited cases (e.g., affecting voting rights or as required by law). Under Maryland law, the Board of Directors may generally amend the Charter or Bylaws without shareholder approval; however, any amendment that changes shareholder rights as set forth in the Charter must be approved by a majority of votes entitled to be cast.

●	Termination of Series: Under the Delaware statutory trust structure, liquidation of a series requires approval by a majority of the Trustees and a majority of shareholders of the affected series, unless the Trustees determine that continuation is not in the Trust's best interest. In contrast, under Maryland law, liquidation of a series or class may be authorized solely by the Board of Directors without shareholder approval.

●	Mergers and Transfers of Assets: Under Delaware law, a merger or significant asset transfer involving a statutory trust with outstanding shares generally requires approval by both the trustees and the shareholders. In contrast, under Maryland law, such transactions may be authorized solely by the Board of Directors, without shareholder approval, unless required by the 1940 Act.

●	Indemnification and Liability of Board Members: Both the Delaware statutory trust and the Maryland corporation structures permit indemnification of directors and officers to the fullest extent allowed by law. Under RBB's Maryland charter, directors are indemnified except where a final judgment determines bad faith, gross negligence, or willful misconduct. Maryland law also allows corporations to limit monetary liability of directors and officers to the corporation and shareholders, except in cases of personal profit or active, deliberate dishonesty.

●	Derivative Actions: Neither the Delaware statutory trust's governing documents nor the Maryland corporation's charter documents address derivative actions. However, Delaware law expressly permits beneficial owners of a statutory trust to bring a derivative action, providing statutory clarity and procedural certainty. In contrast, under Maryland law, the ability to bring a derivative action is governed by common law and case-specific judicial precedent, which may result in less predictability for shareholders seeking to assert such rights.

	Trust Governing Documents	RBB Charter Documents
Form of Organization	Delaware Statutory Trust	Maryland corporation
Governing Body	The Acquired Funds are each a series of a Delaware statutory trust. The Trust is governed by the Delaware Statutory Trust Act, the Trust Instrument, and the Trust’s By-Laws.	The Acquiring Funds are each a series of a Maryland corporation. A fund organized as a series of a Maryland corporation is governed by the Maryland General Corporation Law (the “MGCL”) and such fund’s Articles of Incorporation and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.
Shareholder Liability

The Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees.

Delaware law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

Neither the Charter nor the By-laws of RBB address shareholder liability. Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.

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	Trust Governing Documents	RBB Charter Documents
Voting Rights

Under the Trust Instrument, shareholders of the Trust have the power to vote only for the following (each to the extent and as provided for in the Trust’s Instrument): (a) the election and removal of Trustees; (b) with respect to any investment advisory or management contract; and (c) with respect to such additional matters relating to the Trust as may be required by the Trust Instrument, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC, and such other matters as the Trust Board may consider necessary or desirable.

Delaware law provides that shareholders may remove any director or the entire board of directors, with or without cause.

Under the RBB Charter Documents, each holder of each class of share is entitled to one vote for each share, irrespective of the class.

The RBB Charter and Bylaws do not address specific items the shareholders have power to vote.

Maryland law provides that shareholders will elect directors and have the power to remove directors. In all elections for Directors, each share may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted. Additionally, shareholders are entitled to vote on any matter submitted to a vote at a meeting of shareholders. Shareholders are entitled to vote on matters that require shareholder approval under the 1940 Act.

On each matter submitted to a vote of shareholders, all shares of Common Stock then issued and outstanding and entitled to vote will be voted in the aggregate and not by class except that: (i) when expressly required by law, shares of Common Stock will be voted by individual class and (ii) only shares of Common Stock of the respective class or classes affected by a matter shall be entitled to vote on such matter.

41

	Trust Governing Documents	RBB Charter Documents
Shareholder Quorum; Adjournment; Required Vote	Under the Trust Instrument, one-third of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of the Trust Instrument or the Bylaws, a majority of the shares voted in person or by proxy shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of the Trust Instrument or Bylaws requires that the holders of any series shall vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series or, if required by law, a majority shareholder vote of that series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that series (or class) is concerned. Shareholders may act by unanimous written consent. Actions taken by series (or class) may be consented to unanimously in writing by shareholders of that series.

At all meetings of the shareholders, the holders of one-third of the shares of stock of RBB entitled to vote at the meeting, present in person or by proxy, constitutes a quorum for the transaction of any business, except as otherwise provided by statute or by the Charter.

In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement at the meeting except as otherwise required by the By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

When a quorum is present, each matter voted upon will be decided by the vote of the holders of a majority of the total votes cast at a meeting of shareholders at which a quorum is present by the holders of shares present in person or represented by proxy and entitled to vote on such action, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of RBB in excess of a majority thereof which may be required by the Maryland law, the 1940 Act, or other applicable statute, the Charter, or the By-Laws, for action upon any given matter will not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there will be present at the meeting, in person or by proxy, holders of the number of shares of stock of RBB required for action in respect of such other matter or matters.

42

	Trust Governing Documents	RBB Charter Documents
	Delaware law provides that, unless a statute or the Trust’s Bylaws or Trust Instrument provide otherwise, a quorum for a stockholder meeting is the majority of shares entitled to vote.	Under Maryland law, unless a statute or the Charter provides otherwise, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum, and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Whether or not a quorum is present, a meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice by a majority vote of the stockholders present in person or by proxy. Any business which might have been transacted at the meeting as originally notified may be deferred and transacted at any such adjourned meeting at which a quorum shall be present.
Director Power to Amend Organizational Document

Except as specifically provided in the Trust Instrument, the Trustees of the Trust may, without shareholder vote, amend or otherwise supplement the Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote on, among other things, any amendment which would affect their right to vote under the Trust Instrument, any amendment as may be required by law or by the Trust's registration statement filed with the SEC and any amendment submitted to them by the Trustees.

Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series, shall be authorized by vote of the shareholders of each series affected and no vote of shareholders of a series not affected shall be required.

Delaware law provides that the Trust Instrument may be modified with the written consent of all trustees and beneficiaries of the statutory trust.

Under the RBB Charter, the corporation reserves the right from time to time to make any amendments to its Charter which may be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Charter, of any of its outstanding stock by classification, reclassification or otherwise, but no such amendment which changes such terms or contract rights of any of its outstanding stock will be valid unless such amendment will have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon by a vote at a meeting or by the unanimous written consent as provided in the By-Laws.

The RBB By-Laws may be amended, altered or repealed at any annual meeting of the shareholders or at any special meeting of the shareholders at which a quorum is present or represented, provided that notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting. The RBB By-Laws may also be amended, altered or repealed by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board of directors or by unanimous written consent.

 Under the Maryland law, the charter may be amended by a majority of the entire board of directors and without stockholder action, unless stockholder approval is required by the 1940 Act.

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	Trust Governing Documents	RBB Charter Documents
Termination of Series of Trust

The Trustees may, subject to a Majority Shareholder Vote of each Series or the Trust, and subject to a vote of the majority of the Trustees, sell the assets of the Trust, unless a majority of the Trustees determines that the continuation of the Trust is not in the best interest of the Trust.

Delaware law provides that the liquidation of a series or class of outstanding shares of the Trust can be authorized by the board of directors without a shareholder vote, unless the governing documents state otherwise.

Neither the Charter nor the By-laws of RBB address the liquidation of a series of the corporation.

Under Maryland law, the liquidation of any particular series or class in which there are shares then outstanding may be authorized by the board of directors and without the vote of the shareholders.

Merger, Consolidation or Transfer of Assets

Neither the Charter nor the By-laws of the Trust address the liquidation of a series of the Trust.

Delaware law provides that a board of directors and stockholders must approve a merger if shares have been issued.

Neither the Charter nor the By-laws of RBB address mergers, reorganizations or the transfer of assets of a series.

Under Maryland law, a corporation can generally effect a reorganization of one or more series by the transfer of assets of such series or a reorganization of the entire corporation by merger or transfer of assets upon the approval of the Board of Directors and without any stockholder action, unless stockholder approval is required under the 1940 Act.

Liability and Indemnification of Board Members

The Trust Instrument provides for indemnification by the Trust to the fullest extent permitted by law against liability and expenses incurred by a Trustee or officer in connection with any claim, action or suit by virtue of being a Trustee or officer.

Delaware law provides that directors and officers can be indemnified.

RBB will indemnify directors and officers (including persons who serve at RBB’s request as directors, officers or trustees of another organization in which RBB has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) to the fullest extent consistent with state law and the 1940 Act, except with respect to any matter as to which such director will have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of RBB or, in the case of any criminal proceeding, with reasonable cause to believe that the conduct was lawful, or (b) to be liable to RBB or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

44

	Trust Governing Documents	RBB Charter Documents
With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability by reason of being or having a director. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.
Derivative Actions

The Trust Instrument does not include provisions regarding derivative actions brought by shareholders on behalf of the Trust.

Delaware law provides that a beneficial owner of a statutory trust may bring a derivative action.

The RBB Charter Documents do not include provisions regarding derivative actions brought by shareholders on behalf of the Maryland corporation.

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Pro Forma Capitalization

The following table sets forth the capitalization of each Acquired Fund as of April 30, 2025 and, on a pro forma basis, the capitalization of each Acquiring Fund as of April 30, 2025, assuming that each Reorganization has been completed. Pro forma capitalization information is provided for each Acquiring Fund, as such Fund will not have commenced operations prior to the Reorganizations. Each Acquired Fund will be the accounting survivor for financial statement purposes.

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Emerald Growth Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Class A Shares	$56,476,449	$20.33	2,778,455
Class A Shares (Pro forma)	$56,476,449	$20.33	2,778,455
Class C Shares	$853,611	$13.49	63,295
Class C Shares (Pro forma)	$853,611	$13.49	63,295
Institutional Class Shares	$670,356,884	$22.41	29,907,969
Institutional Class Shares (Pro forma)	$670,356,884	$22.41	29,907,969
Investor Class Shares	$78,036,574	$20.08	3,885,566
Investor Class Shares (Pro forma)	$78,036,574	$20.08	3,885,566
Emerald Finance and Banking Innovation Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Class A Shares	$18,376,641	$26.83	684,974
Class A Shares (Pro forma)	$18,376,641	$26.83	684,974
Class C Shares	$1,774,794	$21.49	82,602
Class C Shares (Pro forma)	$1,774,794	$21.49	82,602
Institutional Class Shares	$19,828,208	$28.28	701,056
Institutional Class Shares (Pro forma)	$19,828,208	$28.28	701,056
Investor Class Shares	$5,741,485	$25.10	228,708
Investor Class Shares (Pro forma)	$5,741,485	$25.10	228,708

ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS

Investment Restrictions

Each Acquiring Fund has adopted fundamental investment restrictions which are identical to each Acquired Fund’s fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without a vote of its shareholders. A description of each Acquired Fund’s and Acquiring Fund’s investment restrictions is set forth in Appendix B.

Board Members

The management of the business and affairs of the Acquired Funds are the responsibility of the Trust Board, which consists of five Independent Trustees. The management of the business and affairs of the Acquiring Funds are the responsibility of the RBB Board of Directors, which has five Independent Directors and two Directors who are treated as an “interested persons” as that term is defined under the 1940 Act. Each of the Trust Board and RBB Board selects the officers who are responsible for managing the day-to-day operations of the Trust and RBB, respectively. The RBB Board will oversee the Acquiring Funds. For more information about the Board, please refer to the Statements of Additional Information for the Acquired Funds dated August 31, 2024 (Emerald Finance and Banking Innovation Fund) and October 30, 2024 (Emerald Growth Fund) as supplemented, which is available upon request. For more information about the RBB Board, please refer to the Statement of Additional Information relating to this Proxy/Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus.

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Investment Management. Emerald Mutual Fund Advisers Trust (“Emerald”) serves as the investment adviser to the Acquired Funds and will serve as the investment adviser to the Acquiring Funds. Emerald is located at 13175 Oregon Pike, Leola, PA 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC.

Investment Advisory Fees

Emerald has entered into investment advisory agreements relating to the Acquired Funds and the Acquiring Funds. The charts below show the investment advisory fees of the Acquired Funds and the Acquiring Funds. Pursuant to the Investment Advisory and Management Agreement between the Acquired Emerald Growth Fund and Emerald, the Acquired Emerald Growth Fund pays Emerald an annual management fee of 0.75% based on the Acquired Emerald Growth Fund’s average daily net assets. Similarly, pursuant to the Investment Advisory and Management Agreement between the Emerald Finance and Banking Fund and Emerald, the Emerald Finance and Banking Fund pays Emerald an annual management fee of 1.00% based on the Emerald Finance and Banking Innovation Fund’s average daily net assets. The fees are subject to the following breakpoints:

Acquired Fund	Management Fee
Emerald Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million
Emerald Finance and Banking Innovation Fund	1.00% up to and including $100,000,000 0.90% in excess of $100,000,000

Following the Reorganizations, the Acquiring Emerald Growth Fund will pay Emerald an annual management fee of 0.70%, and the Emerald Banking & Finance Evolution Fund will pay Emerald an annual management fee of 0.90%. The fees will be subject to the following breakpoints:

Acquiring Fund	Management Fee
Emerald Growth Fund	0.70% up to and including $300 million 0.60% over $300 million up to and including $600 million 0.50% over $600 million up to and including $800 million 0.45% over $800 million
Emerald Banking & Finance Evolution Fund	0.90% up to and including $100,000,000 0.80% in excess of $100,000,000

In addition, Emerald has contractually agreed to maintain the expense limitation arrangements that are in place for each Acquired Fund for its respective Acquiring Fund through at least December 31, 2026.

Pursuant to a written agreement (the “AFFE Agreement”), Emerald Mutual Fund Advisers Trust has agreed to waive and/or reimburse, as it relates to the Emerald Growth Fund only, the Acquired Fund’s and Acquiring Funds’ Class A, Class C, Institutional Class, and Investor Class shares for any acquired fund fees and expenses incurred by the Funds in connection with the Funds’ investment in any exchange-traded funds advised or sub-advised by Emerald. The amount of such waived fees shall not be subject to recapture by Emerald. The AFFE Agreement has no termination date. Prior to August 31, 2026 and December 31, 2026, and thereafter, this waiver may not be modified or discontinued without the approval of the Trust Board and the RBB Board, respectively.

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A discussion of the basis for the approval by the RBB Board of the Acquiring Funds’ investment advisory contract will be available in the Acquiring Fund’s first report to shareholders on Form N-CSR after the Closing Date.

For the past three fiscal years Emerald earned the following investment advisory fees from each Acquired Fund:

Emerald Growth Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
April 30, 2025	$5,830,857	$(130,089)*	$5,700,768
April 30, 2024	$5,614,037	$0	$5,614,037
April 30, 2023	$5,405,159	$0	$5,405,159
Emerald Finance and Banking Innovation Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
April 30, 2025	$499,038	$(176)	$498,862
April 30, 2024	$611,239	$0	$611,239
April 30, 2023	$1,005,621	$0	$1,005,621

*	Waiver amount relates to the Adviser’s waiver and/or reimbursement of the acquired fund fees and expenses incurred by the Emerald Growth Fund in connection with the Emerald Growth Fund’s investment in any exchanged-traded funds advised or sub-advised by the Adviser. The amount of such waived fees shall not be subject to recapture by the Adviser.

Service Providers

As outlined below, the Acquired Funds and Acquiring Funds have the same service provider providing custody services and different service providers providing, administration, fund accounting, transfer agency, distribution, compliance, audit and legal services. Below are the companies providing services to the Acquired and Acquiring Funds.

Service Provider	Acquired Fund	Acquiring Fund
Administrator	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Accounting Agent	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Transfer Agent	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Custodian	U.S. Bank, N.A.	U.S. Bank, N.A.
Distributor/Principal Underwriter	ALPS Distributors, Inc.	Quasar Distributors, LLC
Compliance Services	ALPS Fund Services, Inc.	Vigilant Compliance, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Fund Counsel	Davis Graham & Stubbs LLP	Faegre Drinker Biddle & Reath LLP

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Pricing of Funds and Purchase and Redemption Procedures

Procedures for pricing and procedures and policies relating to the purchase and redemption of the Acquired Funds and the Acquiring Funds are similar. A comparison of the differences in such procedures and policies for the Acquired Funds and Acquiring Funds is set forth below.

Pricing of Funds

The procedure for pricing for the Acquired Funds and the Acquiring Funds is identical in all material aspects. Both the Acquired Funds and the Acquiring Funds determine the market value of a Fund’s investments primarily on the basis of readily available market quotations. The Funds generally use independent pricing services to determine the market value of securities. If market prices are not readily available or a price provided by a pricing service does not reflect fair value, the valuation designee of the Acquired Funds and the Acquiring Funds is required to price those securities at fair value as determined in good faith using methods approved by the applicable Board of Trustees/Directors.

Purchases

The procedures and policies relating to the purchase of shares of the Acquired Funds and the Acquiring Funds are substantially similar. The Acquired Funds and the Acquiring Funds permit investors to purchase shares directly from the Funds or through a broker or financial intermediary on any business day that the Funds are open. The Acquired Funds and the Acquiring Funds permit investors to invest any amount they choose, subject to the minimum initial investment amount for the applicable class of shares. The Acquired Funds and Acquiring Funds have the same initial and subsequent investment requirements as shown in the table below.

Purchase Amounts	Class A Shares	Class C Shares	Institutional Shares	Investor Shares
Minimum initial investment	$2,000 for non-qualified accounts and $1,000 for qualified accounts	$2,000 for non-qualified accounts and $1,000 for qualified accounts	$1,000,000 for all accounts	$2,000 for non-qualified accounts and $1,000 for qualified accounts
Minimum subsequent investment	$100 for all accounts	$100 for all accounts	$0 for all accounts	$100 for all accounts

Redemptions. The procedures and policies relating to the redemption of shares for the Acquired Funds and the Acquiring Funds are substantially similar. The Funds permit redemptions by mail, wire or telephone. Further, each Funds’ transfer agent charges a $15.00 fee for each wire redemption. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

For more information regarding the Pricing of Funds and Purchase and Redemption Procedures, see Appendix C.

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VOTING INFORMATION

THE TRUST BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE REORGANIZATION PROPOSALS

Quorum and Voting

A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the applicable Acquired Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Any number of shares less than a quorum present at the Special Meeting in person or by proxy shall be sufficient for an adjournment. Each shareholder shall have one vote for each share and a proportionate fractional vote for each fractional share held in such shareholder’s name as of the record date set forth in the notice of Special Meeting. All proxies will be filed with the Acquired Fund before or at the Special Meeting.

No such proxy shall be valid after eleven months from the date of its execution.

Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed not to be present in person or represented by proxy at the Special Meeting for purposes of determining a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of the applicable Acquired Fund within the meaning of the 1940 Act. This means the lesser of: (1) 67% or more of the Acquired Fund shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding Acquired Fund shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Acquired Fund.

Shareholders of record at the close of business on July 11, 2025 are entitled to attend the Special Meeting. Eligible shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of July 11, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Shareholders without proof of ownership and identification will not be admitted.

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Shareholders Entitled to Vote

Only shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each whole share of each Acquired Fund held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The total number of shares of each class of each Acquired Fund outstanding and the total number of votes to which shareholders of such class are entitled, as of the Record Date, are set forth below.

Acquired Fund	Class A Shares	Class C Shares	Institutional Shares	Investor Shares
Shares Outstanding/Total Votes to which Entitled (Emerald Growth Fund)	2,751,137	52,811	28,906,580	3,662,931
Shares Outstanding/Total Votes to which Entitled (Emerald Finance and Banking Innovation Fund)	676,914	71,476	650,111	225,380

Method and Cost of Solicitation

Each Acquired Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, internet or oral communications by certain employees of Oakhurst, who will not be paid for these services. Emerald will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares with respect to any Acquired Fund. As of the Record Date, the Acquiring Funds had no shares outstanding.

As of July 9, 2025, to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any Acquired Fund. Shareholders indicated below holding greater than 25% of the outstanding shares of an Acquired Fund may be “controlling persons” with respect to such Acquired Fund under the 1940 Act. Persons controlling an Acquired Fund can determine the outcome of any proposal submitted to the shareholders for approval.

ACQUIRED FUNDS – CONTROL PERSONS

Principal Shareholders - ACQUIRED FUNDS – Class A Shares Name and Address	% of Shares	Type of Ownership
Emerald Finance and Banking Innovation Fund Charles Schwab & Co, Inc. San Francisco, CA	10.74%	Record
Emerald Finance and Banking Innovation Fund Pershing LLC St. Petersburg, FL	22.74%	Record

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Emerald Finance and Banking Innovation Fund National Financial Services, LLC Woodbury, NY	8.11%	Record
Emerald Finance and Banking Innovation Fund Wells Fargo Advisors, LLC York, PA	25.46%	Record
Emerald Finance and Banking Innovation Fund Merrill Lynch, Pierce, Fenner & Smith, Inc. Vineland, NJ	7.62%	Record
Emerald Finance and Banking Innovation Fund Morgan Stanley Smith Barney LLC New York, NY	5.24%	Record
Emerald Growth Fund Empower Financial Services, Inc. Greenwood Village, CO	5.45%	Record
Emerald Growth Fund Charles Schwab & Co, Inc. San Francisco, CA	16.97%	Record
Emerald Growth Fund Pershing LLC Uniondale, NY	8.45%	Record
Emerald Growth Fund National Financial Services, LLC Woodbury, NY	7.22%	Record
Emerald Growth Fund Wells Fargo Advisors, LLC York, PA	14.05%	Record
Emerald Growth Fund LPL Financial LLC Whitehall, PA	5.20%	Record
Emerald Growth Fund Morgan Stanley Smith Barney LLC Oro Valley, AZ	7.38%	Record
Principal Shareholders - ACQUIRED FUNDS – Class C Shares Name and Address	% of Shares	Type of Ownership
Emerald Finance and Banking Innovation Fund Charles Schwab & Co, Inc. San Francisco, CA	15.47%	Record
Emerald Finance and Banking Innovation Fund National Financial Services, LLC Washington, DC	5.90%	Record

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Emerald Finance and Banking Innovation Fund Raymond James Financial Services Washington, DC	9.15%	Record
Emerald Finance and Banking Innovation Fund Wells Fargo Advisors, LLC Yardley, PA	49.76%	Record
Emerald Finance and Banking Innovation Fund Ameriprise Financial Services Winter Park, FL	5.87%	Record
Emerald Growth Fund Ameriprise Financial Services Winter Park, FL	5.01%	Record
Emerald Growth Fund Charles Schwab & Co, Inc. San Francisco, CA	5.08%	Record
Emerald Growth Fund National Financial Services, LLC Wexford, PA	14.83%	Record
Emerald Growth Fund Wells Fargo Advisors, LLC Wilmington, NC	48.07%	Record
Emerald Growth Fund RBC Capital Markets, LLC Portland, OR	10.74%	Record
Emerald Growth Fund Morgan Stanley Smith Barney LLC New York, NY	6.06%	Record
Principal Shareholders - ACQUIRED FUNDS – Institutional Class Shares Name and Address	% of Shares	Type of Ownership
Emerald Finance and Banking Innovation Fund Charles Schwab & Co, Inc. San Francisco, CA	23.20%	Record
Emerald Finance and Banking Innovation Fund National Financial Services, LLC West Lake Hills, TX	32.44%	Record
Emerald Finance and Banking Innovation Fund UBS Financial Services, Inc. Weehawken, NJ	16.06%	Record
Emerald Finance and Banking Innovation Fund Nationwide Investment Services Corp Columbus, OH	6.11%	Record

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Emerald Finance and Banking Innovation Fund Empower Financial Services, Inc. Greenwood Village, CO	12.34%	Record
Emerald Growth Fund Charles Schwab & Co, Inc. San Francisco, CA	9.93%	Record
Emerald Growth Fund National Financial Services, LLC Wexford, PA	27.20%	Record
Emerald Growth Fund Merrill Lynch, Pierce, Fenner & Smith, Inc. Jacksonville, FL	8.32%	Record
Emerald Growth Fund MSCS Financial Services, LLC Ste. Genevieve, MO	12.92%	Record
Emerald Growth Fund Empower Financial Services, Inc. Greenwood Village, CO	8.79%	Record
Emerald Growth Fund John Hancock Trust Company Boston, MA	5. 07%	Record
Emerald Growth Fund U.S. Bank N.A. Milwaukee, WI	6.85%	Record
Emerald Growth Fund Lincoln Financial Advisors Corporation Fort Wayne, IN	7.15%	Record
Principal Shareholders - ACQUIRED FUNDS – Investor Class Shares Name and Address	% of Shares	Type of Ownership
Emerald Finance and Banking Innovation Fund Charles Schwab & Co, Inc. San Francisco, CA	9.50%	Record
Emerald Finance and Banking Innovation Fund National Financial Services, LLC Woodland Hills, CA	72.00%	Record
Emerald Growth Fund National Financial Services, LLC Woodland Hills, CA	15.47%	Record
Emerald Growth Fund Merrill Lynch, Pierce, Fenner & Smith, Inc. Vineland, NJ	74.46%	Record

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Interest of Certain Persons in the Transaction

Emerald may be deemed to have an interest in the Reorganizations because it will continue to provide advisory services to each Acquiring Fund if the Reorganization is approved and will receive compensation for such services. To the extent that Emerald or its affiliates owns shares of an Acquired Fund, each will vote those shares either “FOR” or “AGAINST” the proposals or as an abstention, in the same proportion as the votes received from other shareholders of the Acquired Fund.

FURTHER INFORMATION ABOUT ACQUIRED FUNDS AND ACQUIRING FUNDS

More information about each Acquired Fund and each Acquiring Fund is included in: (i) Each Acquired Fund’s Prospectus dated August 31, 2024 (Emerald Finance and Banking Innovation Fund) and October 30, 2024 (Emerald Growth Fund), as supplemented; (ii) Each Acquired Fund’s Statement of Additional Information dated August 31, 2024 (Emerald Finance and Banking Innovation Fund) and October 30, 2024 (Emerald Growth Fund), as supplemented; (iii) Each Acquiring Fund’s Prospectus dated July 18, 2025; (iv) Each Acquiring Fund’s Statement of Additional Information dated July 18, 2025; and (v) the Statement of Additional Information dated July 25, 2025 (relating to this Proxy Statement/Prospectus). You may request free copies of each Acquired Fund’s Prospectus or Statement of Additional Information (including any supplements) by calling 1-855-828-9909 or by visiting Acquired Funds’ website at www.emeraldmutualfunds.com.

You may request free copies of this Proxy Statement/Prospectus or the Statement of Additional Information by calling 1-855-828-9909.This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by RBB with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to each Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC. Each Acquired Fund and each Acquiring Fund also file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be viewed and copied by visiting the EDGAR Database on the SEC’s website at www.sec.gov. You may also get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Other Business

The Trust Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Trust Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Meetings and Proposals

None of the Acquired Funds is required or intends to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, each Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization with respect to an Acquired Fund is not completed, the next meeting of the shareholders of such Acquired Fund will be held at such time as the Trust Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Trust Board, to be included in an Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

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Legal Matters

Certain legal matters concerning the tax consequences of the Reorganizations will be passed upon by Faegre Drinker Biddle & Reath LLP.

Independent Registered Public Accounting Firm

The financial statements of each Acquired Fund for the year ended April 30, 2025 (as applicable), contained in each Acquired Fund’s Annual Report to Shareholders, as amended, have been audited by Cohen & Company, Ltd., independent registered public accounting firm. None of the Acquiring Funds have a financial history.

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APPENDIX A
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 5th day of May, 2025 by and among: (i) Financial Investors Trust (the “Target Entity”), separately, on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); and (ii) The RBB Fund, Inc. (the “Acquiring Entity”), separately, on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”). Emerald Mutual Fund Advisers Trust (“Emerald”) joins this Agreement solely for purposes of Section 9.2. The persons mentioned in this paragraph may be referred to as the parties to this Agreement.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets (as such term is defined in Section 1.2(b)) of the corresponding Target Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund of equal value to the Net Assets (as such term is defined in Section 1.2(c)) of the Target Fund being acquired and the assumption of the Liabilities (as such term is defined in Section 1.2(c)), and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Following its liquidation, each Target Fund will be dissolved. Each Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares (as hereinafter defined) prior to the applicable Reorganization, pursuant to Section 4.2(q)) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund;

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end, registered investment company of the management type and a regulated investment company within the meaning of Code Section 851 et seq. of Subchapter M of Subtitle A, Chapter 1 of the United States Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization, within the meaning of U.S. Department of Treasury Regulations (the “Regulations”) Section 1.368-2(g), with respect to each Reorganization within the meaning of Section 368(a)(1)(F) of the Code and each Target Fund and each Acquiring Fund are each intended to be a party to a reorganization within the meaning of Section 368(b) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.    DESCRIPTION OF THE REORGANIZATIONS

1.1 It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any Reorganization should fail to be consummated, such failure shall not affect the other Reorganization in any way.

1.2 Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the other corresponding party, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganizations, the parties to which are set forth in Exhibit A:

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(a) The applicable Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the corresponding Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund for distribution to the shareholders of the Target Fund the number of Acquiring Fund shares, all as determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Fund that are shown as an asset on the books and records of the Target Fund as of the Closing Time (collectively, the “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund Assets and except for statutory liens for Taxes not yet due and payable), and there shall be no restrictions on the full transfer thereof (except for those imposed by federal or state securities laws).

(c) The Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund. The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis, and, without further notice, the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by the Target Entity Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable be completely liquidated and dissolved as permitted by the Target Entity Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date. Such liquidation and distribution shall be accomplished on a class equivalent basis, i.e., Class A shares of each Target Fund shall be exchanged for Class A shares of the corresponding Acquiring Fund, Class C shares of each Target Fund shall be exchanged for Class C shares of the corresponding Acquiring Fund, Investor Class shares of each Target Fund shall be exchanged for Investor Class shares of the corresponding Acquiring Fund, and Institutional Class shares of each Target Fund shall be exchanged for Institutional Class shares of the corresponding Acquiring Fund.

(e) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

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(f) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.   VALUATION

2.1. With respect to each Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) which shall reflect the declaration of any dividends, on the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern Time) on the Valuation Date, or as soon as practicable thereafter.

(b) The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the Target Fund as of the close of business on the Valuation Date.

(c) The number of Acquiring Fund shares issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Date. Such issuance shall be accomplished on a class equivalent basis, i.e., Class A shares of each Target Fund shall be exchanged for Class A shares of the corresponding Acquiring Fund, Class C shares of each Target Fund shall be exchanged for Class C shares of the corresponding Acquiring Fund, Investor Class shares of each Target Fund shall be exchanged for Investor Class shares of the corresponding Acquiring Fund, and Institutional Class shares of each Target Fund shall be exchanged for Institutional Class shares of the corresponding Acquiring Fund. All Acquiring Fund shares delivered to a Target Fund shareholder will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.   CLOSING AND CLOSING DATE

3.1. Each Reorganization shall close on August 1, 2025, or such other date as the authorized officers of the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern Time or the finalization of the applicable Target Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of each Reorganization, the applicable Target Fund shall notify the corresponding Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least five (5) business days prior to the Closing Date.

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3.2. With respect to each Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument, shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “Target Fund Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of the Target Fund Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the corresponding Acquiring Fund’s custodian. Any cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section because any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information within its possession to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c) At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(d) In the event that on the Valuation Date or the Closing Date of the Reorganization (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of directors of the Acquiring Entity or the board of trustees of the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

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4.   REPRESENTATIONS AND WARRANTIES

4.1. The Target Entity, on behalf of itself or, where applicable for each Target Fund, represents and warrants to the Acquiring Entity and the corresponding Acquiring Fund as follows:

(a) The Target Entity is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, with power under the Target Entity’s declaration of trust and bylaws, as applicable (as amended or restated from time to time, “Target Entity Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. Each Target Fund is a duly established and designated separate series of the Target Entity;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”) are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Entity, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as applicable and required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except that such transactions will require approval of the Target Fund Shareholders;

(d) The current prospectus, statement of additional information and shareholder reports of the Target Fund prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, blue sky laws and all other applicable federal and state laws or regulations, in each case as applicable to the Target Fund. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Fund’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

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(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund is not in violation of, and has not violated within the past three (3) years, nor, to the knowledge of the Target Entity, is the Target Fund under investigation with respect to or has the Target Fund been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of the Target Entity Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

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(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, for which a Form N-CSR has been filed, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities, shall not constitute a material adverse change;

(l) On the Closing Date, all Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any properly and timely filed extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on, and redemptions of, its shares of beneficial interest (or, in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose), and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

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(m) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership for federal income tax purposes, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (the “IRS”) or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of Title A, Chapter 1, of the Code (“Subchapter M”), and (iii) is a “fund” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since it was first classified as a corporation that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund expects to satisfy the requirements of Part I of Subchapter M to maintain qualification for treatment as a regulated investment company for the taxable year that includes the Closing Date. The Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify as a regulated investment company as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target Fund has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M (or the corresponding provisions of prior law) did not apply to the Target Fund. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(n) The Target Fund has not changed its taxable year end since inception and it does not intend to change its taxable year end prior to the Closing Date;

(o) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the IRS or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes (other than statutory liens for Taxes not yet due and payable) existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(p) The Target Fund has no actual liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);

(q) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and blue sky laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for a Target Fund (the “Target Fund Transfer Agent”), on behalf of the Target Fund. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

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(r) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the trustees of the Target Entity, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(s) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(t) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund that is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the joint special meeting of the Target Fund’s shareholders (the “Special Meeting”) to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of the Target Fund and the Closing Date, such information provided by any Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(u) The books and records of the Target Fund, including, but not limited to, FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(v) The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;

(w) The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

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(x) The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target Fund’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(y) The Target Entity and the Target Fund are not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although either may have claims against certain debtors in such a Title 11 or similar case; and

(z) The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2. The Acquiring Entity, on behalf of itself or, where applicable for each Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

(a) The Acquiring Entity is a corporation, validly existing and in good standing under the laws of the State of Maryland, with power under the Acquiring Entity’s articles of incorporation and bylaws, as applicable (as amended and restated from time to time, “Acquiring Entity Governing Documents”), to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring Fund is a duly established and designated separate series of the Acquiring Entity;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization, and the prospectus and statement of information of the Acquiring Fund that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

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(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund has not yet commenced operations. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the applicable Reorganization, pursuant to Section 4.2(q)) or liabilities, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Emerald to secure any required initial shareholder approvals;

(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(i) The Acquiring Fund: (i) was formed for the purpose of the applicable Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership for federal income tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, holds and has held no property other than de minimis seed capital that was intended to facilitate its organization (which shall be paid out in redemption of the Initial Shares prior to the applicable Reorganization, pursuant to Section 4.2(q)) and has never had tax attributes, (iv) intends to be eligible to compute its U.S. federal income Tax under Section 852 for the taxable year that includes the Closing Date, and (v) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year;

(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the directors of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(m) The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case;

(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Emerald;

(p) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(q) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be Emerald) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares will be redeemed by the Acquiring Fund prior to the Closing for the price for which the Acquiring Fund shares were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest-bearing account; and

(r) As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

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4.3. With respect to each Reorganization, the Target Entity, on behalf of the applicable Target Fund, and the Acquiring Entity, on behalf of the corresponding Acquiring Fund, represents and warrants as follows:

(a) The fair market value of the Acquiring Fund’s shares that each Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject; and

(c) Immediately following consummation of the Reorganization, other than shares of an Acquiring Fund issued to Emerald representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the same liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Fund will make immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of its net assets.

5.   COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1. With respect to each Reorganization:

(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a prospectus/proxy statement with respect to the proxy solicitation to the shareholders of the Target Fund of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to Target Fund Shareholders appropriate disclosure with respect to the item.

(c) The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

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(d) The Target Entity, on behalf of each Target Fund, will call, convene and hold a meeting of shareholders of such Target Fund as soon as practicable, in accordance with applicable law and the Target Entity Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in a prospectus/proxy statement, and for such other purposes as may be necessary or desirable. In the event that, for any Target Fund, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Entity Governing Documents and applicable law, and as set forth in a prospectus/proxy statement in order to permit further solicitation of proxies.

(e) The Target Entity, on behalf of each Target Fund, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to receipt of the prospectus/proxy statement, in sufficient time to comply with requirements of the 1934 Act, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary.

(f) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement will not be acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(g) The Target Entity will assist the Acquiring Fund in obtaining (i) such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and (ii) copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity.

(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.

(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered, all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

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(n) (i) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent taxable year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, shall be provided by the Target Entity on behalf of the Target Fund to the Acquiring Fund within sixty (60) days after the Closing Date. (ii) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund. (iii) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Regulations Sections 1.6045A-1 and 1.6045B-1(a)) required by law to be filed by each corresponding Acquiring Fund after the Closing.

(o) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code.

(p) The Target Entity, separately, on behalf of each Target Fund; and (ii) the Acquiring Entity, separately, on behalf of each Acquiring Fund, shall timely file or cause to be timely filed all Tax Returns required to be filed with respect to the Target Fund for tax periods ending on or before the Closing Date, and the Acquiring Entity shall timely file or cause to be timely filed all Tax Returns required to be filed with respect to the Target Fund and any Tax Returns required to be filed with respect to the Acquiring Fund for any period ending after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Target Entity’s election, the Target Entity’s waiver, of the following conditions:

(a) All representations and warranties of the Acquiring Entity and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(c) The Target Fund and the corresponding Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement; and

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(e) The Target Entity shall have received on the Closing Date the opinion of Faegre Drinker Biddle & Reath LLP, counsel to the Acquiring Entity (“Acquiring Fund Counsel”) (which may rely on certificates of officers or directors of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i) The Acquiring Entity is a corporation, validly existing and in good standing under the laws of the State of Maryland, and, with respect to the Acquiring Fund, has power under the Acquiring Entity Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund. This Agreement has been duly executed and delivered by the Acquiring Entity, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, Target Fund and Emerald is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity, on behalf of the Acquiring Fund in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v) The execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, did not, and the performance by the Acquiring Entity, on behalf of the Acquiring Fund, of its obligations hereunder will not (x) violate the Acquiring Entity Governing Documents or (y) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Entity on Form N-1A to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Acquiring Entity’s election, the Acquiring Fund’s waiver, of the following conditions:

(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

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(b) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund set forth in Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(e) The Acquiring Entity shall have received on the Closing Date an opinion of counsel of Davis, Graham & Stubbs LLP (“DGS”), counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), dated as of the Closing Date, covering the following points:

(i) The Target Entity is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, and, with respect to the Target Fund, has power under the Target Entity Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Target Entity on behalf of the Target Fund. This Agreement has been duly executed and delivered by the Target Entity, on behalf of the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity and the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity, on behalf of the Target Fund, in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv) The execution and delivery of the Agreement by the Target Entity, on behalf of the Target Fund, did not, and the performance by the Target Entity on behalf of the Target Fund, of its obligations hereunder will not (x) violate the Target Entity Governing Documents or (y) breach in any material respect any provision of any agreement filed with the registration statement of the Target Entity on Form N-1A to which the Target Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement not disclosed to the Acquiring Entity in accordance with the terms of the Agreement.

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8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and transactions contemplated herein shall have been approved by the board of trustees and shareholders of the Target Entity and the board of directors of the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. With respect to each Reorganization, the Acquiring Entity and the Target Entity shall have received the opinion of Acquiring Fund Counsel dated as of the Closing Date and addressed to the Acquiring Entity and the Target Entity, in a form satisfactory to them, as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Acquiring Fund Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Acquiring Fund Counsel may treat as representations and warranties made to it, and in separate letters, if Acquiring Fund Counsel requests, addressed to it. The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Closing Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Acquiring Fund Counsel has not approved) -- for federal income tax purposes:

(a)       The transfer to the Acquiring Fund of the Assets of the Target Fund in exchange solely for Acquiring Fund shares and Acquiring Fund’s assumption of the Liabilities, followed by Target Fund’s distribution of such Acquiring Fund shares pro rata to the Target Fund Shareholders in exchange for their Target Fund shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)      Target Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund shares and its assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Fund shares;

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(c)      Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund shares and Acquiring Fund’s assumption of the Liabilities;

(d)      Acquiring Fund’s basis in each Asset will be the same as Target Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)      Each Target Fund Shareholder will recognize no gain or loss on the exchange of Target Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;

(f)       Each Target Fund Shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate adjusted basis in the Target Fund shares surrendered by the Target Fund Shareholder in exchange for those Acquiring Fund shares, and the holding period for those Acquiring Fund shares will include, in each instance, the holding period for those Target Fund shares, provided the Target Fund Shareholder holds them as capital assets at the Closing Time; and

(g)      The Reorganization will not result in the termination of Target Fund’s taxable year, and pursuant to Section 381 of the Code and Regulations thereunder, Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding (i) the federal income tax consequences of the payment of Reorganization Expenses by Emerald, except in relation to the qualification of the transfer of the Target Fund’s Assets to Acquiring Fund as a reorganization under Section 368(a)(1)(F) of the Code and the accuracy of the opinions described in paragraphs (a) through (g) above, and (ii) any state, local or foreign tax consequences of the Reorganization;

Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Except as otherwise provided herein with respect to a Reorganization, Emerald or its affiliate will bear 100% of the expenses of the Target Fund and the Acquiring Fund that are solely and directly related to the Reorganization whether or not any Reorganization is consummated. Such costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any; terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination); preparation, printing and distribution of the N-14 Registration Statement for each Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information; and legal fees, accounting fees, tail insurance and expenses of holding shareholders meetings. Emerald agrees that the expenses payable by Emerald in connection with any tail insurance obtained by the Target Entity pursuant to this Section 9.2 shall become due immediately upon request by the Target Entity, and payable by Emerald within three business days of such request by the Target Entity. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Fund. Notwithstanding the foregoing, expenses of each Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the appliable Target Fund or the corresponding Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their shareholders, respectively. No cash or property other than Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses, including expenses of the Reorganization. For avoidance of doubt, if a Reorganization is not consummated, Emerald will bear full responsibility for payment of the expenses described in this Section 9.2 and any payments made by Emerald in connection with any tail insurance obtained by the Target Entity pursuant to this Section 9.2 shall be non-refundable.

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10.  COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.  INDEMNIFICATION

11.1. With respect to each Reorganization, the Acquiring Entity, out of the assets of the applicable Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, or covenants set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

11.2. The Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and its officers and directors from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

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12.  ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

12.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

13.  TERMINATION

13.1. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or all of the Reorganizations at any time prior to the Closing Date by: (i) resolution of either the board of directors of the Acquiring Entity or the board of trustees of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring Fund or the Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before November 30, 2025, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.2. If any order of the Commission with respect to the Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of trustees of the Target Entity to be acceptable, such term or condition shall be binding as if it were a part of the Agreement without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund shares to be issued to a Target Fund, and such term or condition had not been included in the prospectus/proxy statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Agreement shall not be consummated and shall terminate unless the Target Entity promptly calls a Special Meeting of its shareholders at which such condition shall be submitted for approval.

13.3 The failure of a Target Fund to consummate its Reorganization shall not affect the consummation or validity of the Reorganization with respect to the other Target Fund, and the provisions of this Agreement shall be construed to effect this intent.

14.  AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following dissemination of the prospectus/proxy statement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholder without their further approval.

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15.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

For the Acquiring Entity:

The RBB Fund, Inc.

615 East Michigan Street

Milwaukee, Wisconsin 53202-5207

16.  HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

16.5. The Target Entity is a Delaware statutory trust organized in series of which the Target Fund constitutes one such series. With respect to the Reorganization, the Target Entity is executing this Agreement on behalf of the Target Fund only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of the Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of the Target Fund.

16.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Target Entity Governing Documents and Acquiring Entity Governing Documents. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

[Remainder of the page left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Financial Investors Trust, on behalf of its series identified on Exhibit A hereto		The RBB Fund, Inc., on behalf of its series identified on Exhibit A hereto

By:	/s/ Lucas Foss	By:	/s/James G. Shaw
	Name: Lucas Foss		Name: James G. Shaw
	Title: President		Title: Chief Operating Officer

Emerald Mutual Fund Advisers Trust (for purposes of Section 9.2 only)

By:	/s/ Kenneth G. Mertz, II
Name: Kenneth G. Mertz, II
Title: President
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EXHIBIT A TO THE FORM OF REORGANIZATION

CHART OF REORGANIZATIONS

Target Fund	Acquiring Fund
Emerald Growth Fund Class A Shares Class C Shares Investor Class Shares Institutional Class Shares	Emerald Growth Fund Class A Shares Class C Shares Investor Class Shares Institutional Class Shares
Emerald Finance and Banking Innovation Fund Class A Shares Class C Shares Investor Class Shares Institutional Class Shares	Emerald Banking & Finance Evolution Fund Class A Shares Class C Shares Investor Class Shares Institutional Class Shares

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APPENDIX B
FUNDAMENTAL INVESTMENT POLICIES

The Acquired Funds and the Acquiring Funds have similar fundamental investment policies with some differences. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Defined terms used herein but not defined shall have the meaning ascribed to them in the Proxy Statement/Prospectus.

The following restrictions are fundamental and may not be changed without a shareholder vote.

Each of the Emerald Growth Fund and its corresponding Acquired Fund may not:

1.	Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

2.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities);

3.	Borrow money, except from a bank, with such borrowing to be limited to more than 5% of net assets;

4.	Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

5.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

6.	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

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7.	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

8.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (8) above shall be interpreted based upon federal securities laws and the regulations thereunder. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as such Fund complies with applicable regulatory requirements.

For the purposes of Restriction (2), the Funds currently intend to use the Standard Industrial Classification System (“SIC”). The use of any particular classification system is not a fundamental policy. The Funds may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Funds.

With respect to the percentages adopted by the Emerald Growth Fund (Acquiring Fund) as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policies set forth in paragraph(s) 1 above. With respect to the fundamental investment limitation regarding Concentration, the Emerald Growth Fund (Acquiring Fund) will rely on Standard Industrial Classification Codes for determining a security’s industry type. With respect to the fundamental investment limitation regarding securities lending, there is no present intention to engage in the practice of securities lending. At such time as the Emerald Growth Fund (Acquiring Fund) engages in the practice of securities lending, the Emerald Growth Fund (Acquiring Fund) will adopt procedures in order to manage the risks of securities lending.

Each of the Emerald Banking & Finance Evolution Fund and the Emerald Finance and Banking Innovation may not:

1.	Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

2.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities), except that the Emerald Banking & Finance Evolution Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For purposes of this restriction, companies principally engaged in the banking industry means U.S. commercial and industrial banking and savings institutions and their parent holding companies, and companies principally engaged in the financial services industry means commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies;

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3.	Borrow money, except from a bank, with such borrowing to be limited to more than 5% of net assets;

4.	Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

5.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

6.	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

7.	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

8.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (8) above shall be interpreted based upon federal securities laws and the rules and regulations thereunder. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as such Fund complies with applicable regulatory requirements.

For the purposes of Restriction (2), the Funds currently intend to use the Russell Industry Classification Benchmark, and more specifically the Banks, Financial Services, Insurance SuperSectors and the Transaction Processing Services SubSector. The use of any particular classification system is not a fundamental policy. The Funds may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Funds.

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The following restrictions are non-fundamental and may be changed without a shareholder vote.

The Emerald Growth Fund (Acquiring Fund) may not:

1.	Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

2.	Invest less than 80% of the value of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies, principally common stocks and preferred stocks, identified by the Adviser as having growth characteristics;

3.	Invest in, write, or sell put or call options, straddles, spreads or combinations thereof;

4.	Make short sales;

5.	Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (3) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value);

6.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

7.	Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Emerald Growth Fund (Acquiring Fund) will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

The Emerald Growth Fund (Acquired Fund) may not:

1.	Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

2.	Invest in, write, or sell put or call options, straddles, spreads or combinations thereof;

3.	Make short sales;

4.	Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (3) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value);

5.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

6.	Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

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For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Emerald Growth Fund (Acquired Fund) will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

Each of the Emerald Banking & Finance Evolution Fund and the Emerald Finance and Banking Innovation Fund may not:

1.	Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

2.	Invest less than 80% of the value of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in stocks of companies principally engaged in the banking or financial services industries;

3.	Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Funds will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

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APPENDIX C
SHAREHOLDER POLICIES AND PROCEDURES

The RBB Fund, Inc.

The information below is extracted from the prospectus for the Acquiring Funds and discloses the Acquiring Funds’ policies and procedures related to purchasing, redeeming and exchanging Acquiring Funds shares.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Each Fund currently offers Class A, Class C, Institutional Class, and Investor Class shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class. The NAV of each class of each Fund’s shares is calculated as follows:

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to the Class A, Class C, Institutional Class, and Investor Class of the Fund, the NAV of the four classes of the Fund may vary. The Fund will effect purchases of Shares at the NAV, plus any applicable sales charge, next determined after receipt by the Transfer Agent of your purchase order in good order as described below. The Fund will effect redemptions of Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order as described below. If the Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. When prices are not available from such service or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end funds will be valued at their market price.

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If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

SALES CHARGES

Different brokerage firms, financial institutions, and industry professionals (“Service Organizations”) may impose different sales charge waivers, and these variations are described in Appendix A to this Prospectus.

Class A Shares. Purchases of Class A Shares of each Fund are subject to a front-end sales charge of up to 4.75% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. For Class A Shares sold by Quasar Distributors, LLC (the “Distributor”), the Distributor will receive the sales charge imposed on purchases of Class A Shares (or any contingent deferred sales charge (“CDSC”) paid on redemptions) and may retain the full amount of such sales charge. The sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) received by the Distributor may be made available to the Fund for pre-approved marketing expenses or may be used to offset the compensation owed by the Adviser to the Distributor for its services. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

AMOUNT OF PURCHASE OF CLASS A SHARES	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NAV	DEALER COMPENSATION AS A PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $249,999.99	3.75%	3.90%	3.25%
$250,000 but less than $499,999.99	2.75%	2.83%	2.50%
$500,000 but less than $999,999.99	2.00%	2.04%	1.75%
$1 million or greater	0.00%	0.00%	Up to 1.00%

*	No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% CDSC is imposed in the event of redemption within 12 months following any such purchase. The Fund’s Distributor will pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser who initiate and are responsible for purchases of $1,000,000 or more. A CDSC may be waived or varied by certain Service Organizations as described in Appendix A to this Prospectus.

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Class C Shares. There is no sales load on the purchase of Class C shares. The offering price is the NAV per share. A contingent deferred sales charge or “CDSC” of 1.00% may apply to Class C shares redeemed within the first 12 months. See Section titled “Contingent Deferred Sales Charge” below. The maximum purchase amount for Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because Class A shares’ annual expenses are lower.

Institutional Class and Investor Class Shares. Institutional Class and Investor Class shares do not charge an initial sales load.

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase”: (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company”, as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation. Rights of Accumulation do not apply to Class A Shares of each Fund.

Letter of Intent. If you anticipate purchasing a specific dollar amount of Class A Shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the “Letter”), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on Class A Shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If you do not purchase the full amount of Class A Shares indicated in the Letter, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

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Letters of Intent do not apply to Class A Shares of each Fund.

Aggregating Accounts. To take advantage of lower Class A Shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

●	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

●	solely controlled business accounts; and

●	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Class A Sales Charge Waivers. The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

●	Current and retired directors and officers of funds sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having selling agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker dealers that charge a transaction fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

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●	Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Service Organization and if your Service Organization has entered into an agreement with the Company or the Distributor. Please consult your financial adviser for further information.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding Shares of the Fund held by you or your immediate family household members. Appendix A of this Prospectus provides more information about special sales charge arrangements through Service Organizations, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Contingent Deferred Sales Charge on Certain Redemptions - Class A Shares. Purchases of $1,000,000 or more in Class A Shares are not subject to an initial sales charge; however, a CDSC is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1.00% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a CDSC is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. A CDSC may be waived or reduced by certain Service Organizations as described in Appendix A to this Prospectus.

Contingent Deferred Sales Charge on Certain Redemptions - Class C Shares. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances applicable Service Organizations the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the NAV of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV for Fund shares acquired as reinvested Fund distributions. The maximum purchase amount for Class C Shares is $999,999.99. Purchases of $1 million or more are invested in Class A Shares because Class A Shares’ annual expenses are lower.

The CDSC will be waived for Class C Shares in the following circumstances:

●	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

●	Exchanges pursuant to the exchange privilege, as described in “Shareholder Information - Exchange Privilege”;

●	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the required minimum distribution age;

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●	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

●	Redemptions made with respect to certain retirement plans sponsored by the Funds;

●	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

●	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;

●	Involuntary redemptions made of shares in accounts with low balances;

●	Redemptions related to the payment of custodial IRA fees, if any; and

●	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

PURCHASE OF FUND SHARES

Shares representing interests in the Funds are offered continuously for sale by the Distributor.

General. You may purchase Shares of the Funds at the NAV per Share, plus any applicable sales charge, next calculated after your order is received by the Transfer Agent in good order as described below. The Funds’ NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in Class A Shares, Class C Shares, and Investor Class Shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $1,000,000 for all accounts. There is a minimum amount of $100 for subsequent investment in Class A, Class C and Investor Class Shares. There is no minimum subsequent investment for Institutional Class shares. The Funds may accept initial investments of smaller amounts in its sole discretion. You can purchase Shares of the Funds only on days the NYSE is open and through the means described in this section.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Funds in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Funds’ NAV, plus any applicable sales charges, next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

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For administration, sub-accounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition to fees that the Funds may pay to a Service Organization under a Plan of Distribution for the Class A Shares and the Class C Shares, the Funds may enter into agreements with Service Organizations pursuant to which the Funds will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub- accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Purchases By Telephone. Investors may purchase additional Class A Shares, Class C Shares, Institutional Class Shares, and Investor Class Shares of each Fund by calling 1-855-828-9909. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more for Class A Shares, Class C Shares, and Investor Class Shares, and $1,000 or more for Institutional Class Shares, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the NAV, plus any applicable sales charge, calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Initial Investment By Mail. Class A Shares, Class C Shares, Investor Class Shares, and Institutional Class Shares of each Fund may be purchased by mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Funds at the address noted below, together with a check payable to Emerald Funds. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

Regular Mail:	Overnight Mail:
Emerald Funds	Emerald Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
PO Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

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The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV plus any applicable sales charge next computed after the time the application and funds are received in proper order and accepted by the Funds.

Initial Investment By Wire. Class A Shares, Class C Shares, Investor Class Shares and Institutional Class Shares of each Fund may also be purchased by wire. If you are making your first investment in a Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

Wire Instructions:

U.S. Bank National Association 777 East Wisconsin Ave Milwaukee WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services Account #112-952-137

For Further Credit to:

(name of Fund to be purchased) (shareholder registration) (shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per Share, plus any applicable sales charge of the Fund by mailing a check to the Transfer Agent at the address noted above under “Investment by Mail” or by wiring as outlined above under “Investment by Wire.” Initial and additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. There is a minimum amount of $100 for subsequent investment in Class A, Class C and Investor Class Shares. There is no minimum subsequent investment for Institutional Class Shares.

Purchases in Kind. In certain circumstances, Shares of the Funds may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Funds will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Funds that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. The Funds will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Funds and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Funds.

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Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. The Adviser will monitor the Funds’ total assets and may, subject to Board’s approval, decide to close the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Funds’ strategy. The Adviser, subject to the Board’s approval, may also choose to reopen the Funds to new investments at any time, and may subsequently close the Funds again should concerns regarding the Funds’ size recur. If the Funds close to new investments, the Funds may be offered only to certain existing shareholders of the Funds and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Funds directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the Funds;

c.	employees of the Adviser and their spouses, parents and children; and

d.	directors of the Company.

Distributions to all shareholders of the closed Funds will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds’ Shares will be made in full and fractional Shares of the Funds calculated to three decimal places. Certificates for Shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Adviser is authorized to waive the minimum initial investment requirement.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Funds and share class, the dollar amount of shares to be purchased, your account application or investment stub, a check payable to the Funds, and any other information requested. Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

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It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-828-9909 at least annually to ensure your account remains in active status.

Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-828-9909 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

REDEMPTION OF FUND SHARES

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Funds’ NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Funds only on days the NYSE is open and through the means described in this section. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Funds.

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Redemption By Mail. Your redemption request should be sent to:

Regular Mail:

Emerald Funds

c/o U.S. Bank Global Fund Services

P.O. Box 219252

Kansas City, MO 64121-9252

Overnight Mail:

Emerald Funds

c/o U.S. Bank Global Fund Services

801 Pennsylvania Ave, Suite 219252

Kansas City, MO 64105-1307

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member (as described below), is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption is received by the Transfer Agent and the account address or bank details have changed within the last 15 calendar days;

●	For all redemptions in excess of $100,000 from any shareholder account.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from non-Medallion program members who are domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. You may then initiate a redemption of Shares in an amount not exceeding $100,000 by calling the Transfer Agent at 1-855-828-9909.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

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Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If a Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions. If you are redeeming shares held in an IRA and receiving a distribution from the IRA of the cash proceeds of the redemption of shares, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-855-828-9909. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder’s account in the Funds at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Funds is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Funds may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Funds for any loss sustained by reason of your failure to make full payment for Shares of the Funds you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Funds instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Funds are obligated to redeem their Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Funds.

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Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund and share class, the number of shares or dollar amount to be redeemed, the account number, signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable, and any other information requested. Redemption requests not in good order may be delayed.

MARKET TIMING

In accordance with the policy adopted by the Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Funds. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Funds and its shareholders or would subordinate the interests of the Funds and their shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Funds in order to assess the likelihood that the Funds may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Funds. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

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EXCHANGE PRIVILEGE

For Other Classes of the Funds. Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Funds for Shares in an identically registered account in a different share class of the Funds if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Shares of each class of the Funds represent equal pro rata interests in the Funds and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. Total return can be expected to differ among classes of the Funds. Shareholders who exercise a class exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes.

For Another Fund Managed by the Adviser. If you have held all or part of your shares in a Fund for at least seven days, you may exchange all or a portion of your investment from that Fund to the same share class in an identically registered account of another mutual fund managed by the Adviser, so long as such Fund is available for sale in your state and meets your investment criteria. Any new account established through an exchange will be subject to the minimum investment requirements as described in that fund’s prospectus. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange of Fund shares for shares of another mutual fund is considered to be a sale of shares for federal income tax purposes, which may result in a taxable gain or loss. Please call the Funds (toll-free) at 1-855-828-9909 to learn more about exchanges, and to obtain the prospectus for another mutual fund managed by the Adviser. If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for your financial intermediary’s policies to effect an exchange.

Class A, Class C and Investor Class shareholders may also transfer their Class A, Class C or Investor Class Shares into Institutional Class Shares of the same Fund if you meet the eligibility requirements for the Institutional class into which you would like to transfer.

The Funds reserve the right, at its sole discretion, to change or discontinue the exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Funds.

DIVIDENDS AND DISTRIBUTIONS

The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Funds unless a shareholder elects otherwise. The Funds will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

The Funds may pay additional distributions and dividends at other times if necessary for the Funds to avoid U.S. federal tax. The Funds’ distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

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Distribution checks will only be issued for payments greater than $25.00. All distributions under $25.00 will automatically be reinvested in Fund Shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Funds’ current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

MORE INFORMATION ABOUT TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Funds contemplate distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long- term capital gain over net short-term capital loss).

Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income, and all distributions attributable to income and gains of the SPC, will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain, as defined above, of the Funds (which does not include any income or gains of the SPC) will be taxable to you as long- term capital gain, no matter how long you have owned your Fund Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions from the Funds will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Funds in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Funds to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as the result of the Funds’ securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund Shares for over twelve months at the time you dispose of them.

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Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Funds may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Funds within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Funds. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Funds (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such Shares are sold. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so or that they are “exempt recipients”. The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of RICs such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of Shares of the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

However, if a foreign investor conducts a trade or business in the United States and the investments in the Funds are effectively connected with that trade or business, then the foreign investor’s income from the Funds will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

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The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds. Shares of the Funds have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund Shares. State income taxes may not apply, however, to the portions of the Funds’ distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Taxation of the Special Purpose Company (“SPC”). There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the SPC will be received free of all Cayman Islands taxes. Each of the Cayman Subsidiary and SPC is registered as an “exempted company” pursuant to the Companies Law (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has applied for, and received, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income.

More information about taxes is contained in the SAI.

SHAREHOLDER SERVICES PLAN FOR INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES

Each Fund has adopted a non-Rule 12b-1 shareholder services plan with respect to the Funds’ Class C Shares, Institutional Class Shares and Investor Class Shares (each a “Services Plan” and collectively the “Services Plans”). Under the Services Plans, a Fund is authorized to pay select financial intermediaries and/or Fund affiliates (“Participating Organizations”), for non-distribution related services provided to shareholders of each respective class.

Payments under the Services Plans are calculated daily and paid monthly, and the aggregate fees on an annual basis are not to exceed 0.25% for Class C Shares of the average daily net asset value of the Class C Shares of the Fund, 0.05% for Institutional Class Shares of the average daily net asset value of the Institutional Class Shares of a Fund and 0.15% for Investor Class Shares of the average daily net asset value of the Investor Class Shares of a Fund on assets held in the name of a Participating Organization. The foregoing fees are paid as compensation to the Participating Organization for providing some are all of the following on-going services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to such Fund. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable after the end of the fiscal year.

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Because these services fees are paid out of assets attributable to each Fund’s Institutional Class and Investor Class Shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

DISTRIBUTION ARRANGEMENTS

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Investor Class Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds’ Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.35% on an annualized basis of the average daily net assets of the Class A Shares, up to 0.75% on an annualized basis of the average daily net assets of the Class C Shares, and up to 0.25% on an annualized basis of the average daily net assets of Investor Class Shares. The actual amount of such compensation under the Plan is approved by the Board and agreed upon by the Distributor. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Funds’ 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above.

The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

ADDITIONAL INFORMATION

AUTOMATIC CONVERSION OF CLASS C SHARES TO CLASS A SHARES

Effective May 1, 2019 (the “Effective Date”), each Predecessor Fund has adopted an automatic conversion feature for Class C Shares. Beginning on the Effective Date, each Class C Share of each Predecessor Fund will automatically convert to Class A Shares of the same Fund with equivalent aggregate value, approximately eight (8) years after the date of purchase of such Class C Share (“Auto Conversion”).

Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods for Class C Shares and therefore may not be able to process such conversion for Class C Shares held. In these instances, each Class C Share held as of the Effective Date will automatically convert to Class A Shares with equivalent aggregate value approximately eight (8) years after the Effective Date. If you have any questions regarding your Financial Intermediary’s ability to implement the Auto Conversion feature please contact an authorized agent of your Financial Intermediary for additional information.

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Financial Investors Trust

The information is extracted from the prospectus for the Acquired Funds and discloses the Acquired Funds’ policies and procedures related to purchasing, redeeming and exchanging Acquired Funds shares.

Buying, Exchanging and Redeeming Shares

The Fund currently offers Class A, Class C, Institutional Class, and Investor Class shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class; and
●	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

Class A, Class C and Investor Class shares are generally available directly or in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

Institutional Class shares are sold primarily to investors purchasing through a fee-based program with their investment adviser or broker dealer, through a 401(k) plan in which they participate, or, for certain institutional investors through direct purchases from the Fund in quantities of $1 million or more. Institutional investors may include, but are not limited to: corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A and Investor Class Shares

The Fund has adopted a separate plan of distribution for its Class A and Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

Under the terms of the Plan, the Fund is authorized to make payments to the Distributor for remittance to financial intermediaries, as a pay compensation for distribution and/or shareholder on-going services to be performed by such financial intermediaries for beneficial shareholders of the Fund. The Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Class A and/or Investor Class shares of the Fund.

The Plan permits the Fund to make payments at an annual rate of up to 0.35% of the Fund’s average daily net assets attributable to its Class A shares and 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Class A and Investor Class Shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Class A and Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

The Distributor may retain some or all compensation payable pursuant to the Plan under certain circumstances, including but not limited to, such as if a financial intermediary resigns as the broker/dealer of record, or such financial intermediary fails to meet certain eligibility standards to be able to continue to be the broker/dealer of record.

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Distribution and Services (12b-1) Plan and Shareholder Services Plan for Class C Shares

The Fund has adopted a plan of distribution for its Class C shares, pursuant to Rule 12b-1 under the 1940 Act (the “Class C Distribution Plan”).

The Class C Distribution Plan allows the Fund to use Class C shares’ assets to pay compensation in connection with the distribution and marketing of Class C shares. The Class Distribution Plan permits payment for services in connection with the administration of programs that use Class C shares of the Fund as their funding medium and for related expenses.

The Class C Distribution Plans permits the Fund to make payments at an annual rate of up to 0.75% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Class C shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Class C shares, and Class C Distribution Plan fees may cost an investor more than other types of sales charges.

Furthermore, the Fund’s Class C shares has also adopted a shareholder servicing plan on behalf of Class C shares (the “Class C Services Plan”). The Fund’s Class C shares is, under the terms of its Class C Services Plan, authorized to make payments to ADI as compensation to financial intermediaries for providing on-going shareholder liaison services performed by such financial intermediaries on behalf of the Fund’s Class C shareholders.

The Class C Services Plans permit the Fund to make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class C shares. Because these service fees are paid out of the Fund’s Class C shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Class C shares, and Class C Services Plan fees may cost an investor more than other types of sales charges.

Under the Class C Distribution Plan and Class C Service Plan, the Distributor is entitled to retain all fees paid under the Class C Distribution Plan and Class C Services Plan for the first 12 months on any investment in Class C shares to recoup expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible to receive such compensation beginning in the 13th month following the purchase of Class C shares. However, the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary compensation prior to the 13th month following the purchase of Class C shares. The Distributor may retain some or all compensation payable in certain circumstances, including but not limited to, when certain qualification standards have not been met by a financial intermediary.

Shareholder Services Plan for Institutional Class and Investor Class Shares

The Fund has adopted a non-Rule 12b-1 shareholder services plan with respect to the Fund’s Institutional Class shares, and the Fund has adopted a non-Rule 12b-1 shareholder services plan with respect to the Fund’s Investor Class shares (the “Services Plan”). Under the Services Plan, the Fund is authorized to pay select financial intermediaries and/or Fund affiliates (“Participating Organizations”), for non-distribution related services provided to shareholders of each respective class.

Payments under the Services Plan are calculated daily and paid monthly, and the aggregate fees on an annual basis are not to exceed 0.05% for Institutional Class shares of the average daily net asset value of the Institutional Class shares of the Fund and 0.15% for Investor Class shares of the average daily net asset value of the Investor Class shares of the Fund on assets held in the name of a Participating Organization. The foregoing fees are paid as compensation to the Participating Organization for providing some are all of the following on-going services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from the Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from the Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

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Because these services fees are paid out of assets attributable to the Fund’s Institutional Class and Investor Class shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any distribution related services provided to Fund shareholders.

Payments to Select Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions will be taxed as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

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Certain broker-dealers may regard Institutional Class shares as being “clean” shares, since they do not contain any front-end load, deferred sales charge, or other asset-based fees for sales or distribution. Certain brokers may charge investors commissions or other charges on brokerage transactions in “clean” shares. Shares of the Fund are available in other share classes that have different fees and expenses.

Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Minimums

You can open an account and make an initial purchase of any class shares of the Fund directly from the Fund or through a financial intermediary that has established an agreement with the Fund’s distributor. Certain classes thereof may not be available for purchase in your state of residence. Please check with your financial intermediary to ensure your eligibility to purchase the Fund or a class of the Fund.

Purchases, exchanges and redemptions can generally be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) in order to receive that day’s net asset value. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents.

The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $1,000,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

Shares may be purchased, exchanged or redeemed directly or through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Any such orders for purchases of the Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE.

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Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Fund will generally accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

Sales Charge When You Purchase Shares

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 4.75%(1)	None
Contingent Deferred Sales Charge (“CDSC”)	None, except on certain redemptions of Share purchased without an initial sales charge(2)	1.00% on shares redeemed within twelve months of purchase(3)
Distribution and Service Fees	0.35%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

(1)	Based on the amount you invest in the Fund.
(2)	See Contingent Deferred Sales Charge-Class A shares below.
(3)	See Contingent Deferred Sales Charge-C Shares below

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below. The offering price is the net asset value (“NAV”) per share plus the front-end sales load. Sales charges are not applicable to reinvestments of dividends or other distributions.

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Purchase Amount	Sales Charge as a Percentage of:		Dealer Concession as a Percentage of Offering Price
	Offering Price*	NAV
Less than $50,000	4.75%	4.99%	4.25%
$50,000 to $249,999.99	3.75%	3.90%	3.25%
$250,000 to $499,999.99	2.75%	2.83%	2.50%
$500,000 to $999,999.99	2.00%	2.04%	1.75%
$1 million or greater	0.00%	0.00%	Up to 1.00%

*	“Offering Price” includes the front-end sales load.

CDSC for Class A Shares

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 0.50% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within twelve months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of 0.50%. The amount of CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The Fund will use the first-in, first-out (FIFO) method to determine the twelve-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than twelve months, using the anniversary date of a transaction to determine the “twelve-month” mark. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

Class C Shares

There is no sales load on the purchase of Class C shares. The offering price is the NAV per share. A contingent deferred sales charge or “CDSC” of 1.00% may apply to Class C shares redeemed within the first 12 months. See Section titled “Contingent Deferred Sales Charge” below. The maximum purchase amount for Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because Class A shares’ annual expenses are lower.

Institutional Class and Investor Class Shares

Institutional Class and Investor Class shares do not charge an initial sales load.

Qualifying For a Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

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The Fund may waive Class A sales charges on investor purchases including shares purchased by:

●	Officers, directors, trustees and employees of the adviser and its affiliates;

●	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;

●	Immediate family members of all such persons as described above;

●	Financial intermediaries who have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

●	Financial intermediary supermarkets and fee-based platforms.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase an additional number of Class A shares over a 13-month period that would entitle you to a discount. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

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Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

●	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

●	solely controlled business accounts; and

●	single participant retirement plans

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the current market value or the cost of the shares being redeemed.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

●	redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

●	required minimum distributions from a tax-qualified retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

If you have held all or part of your shares in the Fund for at least seven days, you may exchange those shares for shares of the same class of the Emerald Finance and Banking Innovation Fund and/or the Emerald Insights Fund, so long as such fund is available for sale in your state and meets your investment criteria.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of the Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

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Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

Class A, Class C and Investor Class shareholders may also transfer their Class A, Class C or Investor Class shares into Institutional Class shares of the same Fund if you meet the eligibility requirements for the Institutional class into which you would like to transfer.

An exchange of shares of different funds represents the sale of shares of one fund and the purchase of shares of another fund. Under U.S. federal income tax law, this may produce a taxable gain or loss in non-tax-qualified accounts. Transfers between classes of a single fund are generally not considered a taxable transaction although significant holders may have related reporting obligations as discussed in the SAI under “FEDERAL INCOME TAXES – Transfers Between Classes of the Fund.”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

Redeeming Shares

The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after your redemption request has been received in good order. A purchase, exchange or redemption order is in "good order" when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, and otherwise within no more than seven calendar days from the date of redemption. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that the Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. The Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of the Fund’s investments, in which case the Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. The Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. The Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, the Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Redemptions, like purchases, may generally be effected directly or through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

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Investor Class shareholders may also redeem shares online via www.emeraldmutualfunds.com.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. If notice of a redemption request is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify the Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

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Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

Effective May 1, 2019 (the “Effective Date”), the Fund has adopted an automatic conversion feature for Class C Shares. Beginning on the Effective Date, each Class C Share of the Fund will automatically convert to Class A Shares of the Fund with equivalent aggregate value, approximately eight (8) years after the date of purchase of such Class C Share (“Auto Conversion”).

Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods for Class C Shares and therefore may not be able to process such conversion for Class C Shares held prior to the Effective Date. In these instances, each Class C Share held as of the Effective Date will automatically convert to Class A Shares with equivalent aggregate value approximately eight (8) years after the Effective Date. If you have any questions regarding your Financial Intermediary’s ability to implement the Auto Conversion feature please contact an authorized agent of your Financial Intermediary for additional information.

Share Transactions

Small Account Balances/Mandatory Redemptions

The Fund does no currently imposes an account minimum. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements. The Fund reserves the right to waive or change account balance minimums.

Share Certificates

The Fund foes not issue share certificates.

IRA and Coverdell Education Savings Accounts

An annual IRA and Coverdell Education Savings Account maintenance fee of $10.00 for accounts held directly with the Fund is charged by the custodian on a per account basis.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund does not accommodate short-term or excessive trading that interferes with the efficient management of the Fund, significantly increases transaction costs or taxes, or may harm the Fund’s performance. The Fund attempts to discover and discourage frequent trading in several ways. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

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The Fund monitors trade activity monitoring (which may take into account transaction size), and fair value pricing (“Monitoring Methods”). Although these Monitoring Methods are designed to discourage frequent trading, there can be no guarantee that the Fund will be able to identify and restrict investors that engage in such activities. These Monitoring Methods are inherently subjective, and involve a significant degree of judgment in their application. The Fund and their service providers seek to make these judgments and apply these methods uniformly and in a manner that they believe is consistent with the interests of the Fund’s long-term shareholders. These frequent trading policies may be amended in the future to enhance the effectiveness of the program or in response to changes in regulatory requirements.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading. Trading activity is evaluated to determine whether such activity is indicative of market timing activity or is otherwise detrimental to the Fund. If the Fund believe that a shareholder of the Fund has engaged in short-term or excessive trading activity to the detriment of the Fund and its long-term shareholders, the Fund may, in its sole discretion, request the shareholder to stop such trading activities or refuse to process purchases or exchanges in the shareholders’ account. The Fund specifically reserves the right to reject any purchase or exchange order by any investor or group of investors indefinitely for any reason.

The Fund currently is unable to directly monitor the trading activity of beneficial owners of the Fund’s shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers’ investments in one account and to purchase, redeem and exchange Fund shares without the identity of a particular customer being known to the Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Fund’s frequent trading policies. Although it attempts to do so, the Fund cannot assure that these policies will be enforced with regard to Fund shares held through such omnibus arrangements. The Fund has adopted procedures to fair value the Fund’s securities in certain circumstances when market prices are not readily available, including when trading in a security is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities, the Fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. For non-U.S. securities, fair valuation is intended to deter market timers who may take advantage of time zone differences between the close of the foreign markets on which the Fund’s portfolio securities trade and the U.S. markets that determine the time as of which the Fund’s NAV is calculated. The Fund makes fair value determinations in good faith in accordance with the Fund’s valuation procedures. Because of the subjective and variable nature of fair value pricing, there can be no assurance that the Fund could obtain the fair value assigned to the security upon the sale of such security.

Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

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Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s Adviser believes that they are unreliable, securities will be priced using fair value procedures approved by the Board. Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if its Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

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Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Dividends and Distributions

The Fund normally pays dividends and capital gains, if any, on an annual basis, with certain other distributions from time to time as permitted by the 1940 Act and the Code.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

C-32

Federal Income Taxes

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person

Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax, (ix) insurance companies, and (x) shareholders that are pass-through entities (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) or a U.S. person who owns shares through a pass-through entity. All investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “FEDERAL INCOME TAXES.”

The Funds intend to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a regulated investment company (“RIC”) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. If the Funds do not meet the distribution requirements, the Funds may be subject to significant excise taxes. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains regardless of how long the shares of the Fund are held. The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, from investments in section 1256 contracts (discussed below), and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable to shareholders as ordinary income.

C-33

The Fund does not expect a significant portion of their distributions to derive from “qualified dividend income,” which is taxed to individuals and other non-corporate shareholders at favorable rates so long as certain requirements are met both by the Fund and the shareholders. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends received by the Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends subject, in each case, to certain holding period requirements and debt-financing limitations.

Some of the Fund’s investments, such as certain option transactions and certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts are taxed annually on a “marked to market” basis as if sold for their fair market values at the end of the tax year. Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital (with certain exceptions).

The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less and from investments in section 1256 contracts. The Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not from section 1256 contracts, from interest on indebtedness owned by the Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals is 20%, which is in addition to the 3.8% surtax on net investment income described below.

Distributions of earnings are taxable whether or not a shareholder receives them in cash or reinvests them in additional shares. If a distribution of earnings is made shortly after a shareholder purchases shares of the Fund, while in effect a return of capital, the dividend or distribution is still taxable. Shareholders can avoid this, if they choose, by investing soon after the Fund has paid a dividend.

Sale or Redemption of Fund Shares

A shareholder’s sale or redemption of Fund shares will generally result in taxable gain (if positive) or loss (if negative) in an amount equal to (i) the amount realized, reduced by (ii) the shareholder’s adjusted tax basis in the Fund shares sold or surrendered (in the case of a redemption). A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between (i) the aggregate fair market value of the securities received plus the amount of any cash received (net of any applicable fees), and (ii) the shareholder’s adjusted basis in the shares redeemed.

Any capital gain or loss realized upon the sale of redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations.

All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed under “wash sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. When that happens, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Certain Investments

The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes which reduce the Fund’s yield on such securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

C-34

The Fund may acquire debt obligations that have “original issue discount,” which is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in the Fund’s ordinary income when and as the original issue discount accrues as required by applicable law. Even though payment of that amount is not received until a later time, and will be subject to the risk of nonpayment, related distributions will be taxed to shareholders as ordinary income.

The Fund may also buy debt obligations in the secondary market which are treated as having "market discount," which is generally the excess of a debt obligation’s stated redemption price at maturity over the basis of the obligation immediately after acquisition by the taxpayer. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the instrument even though the Fund does not receive payment of such amount at that time. The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

If the Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. For taxable years beginning before 2026, section 199A dividends received by individual and other noncorporate taxpayers are eligible for a deduction of up to 20%, provided that certain holding period requirements and other conditions are satisfied.

Medicare Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of a taxpayer that is an individual taxpayer, and to the undistributed net investment income of a trust or estate, in each case to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a threshold amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in the Fund, in each case net of deductions properly allocable to such income.

Cost Basis Reporting

The Fund (or their administrative agent) must report to the IRS and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-qualified arrangements such as a 401(k) plan or an individual retirement account) the cost basis and holding period information for Fund shares that are sold and that were purchased on or after January 1, 2012. The Funds are required to report the gross proceeds from the sale of all fund shares (whether or not they are covered shares).

The Fund will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. If a shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

C-35

Backup Withholding

The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who (i) have failed to provide a correct tax identification number in the manner required, (ii) have been identified by the IRS as subject to backup withholding for the failure to properly include on their return payments of taxable interest or dividends, or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients”. The backup withholding tax rate is currently 24% for tax years beginning before 2026.

Investment Through Foreign Accounts

Shareholders that invest in the Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares. This withholding tax generally may be avoided if the financial institution that maintains the account satisfies certain registration, certification and reporting requirements.

C-36

APPENDIX D
FINANCIAL HIGHLIGHTS

The Acquiring Funds will adopt the financial statements of the Acquired Funds, the accounting survivor of the Reorganization. The audited financial statements of the Acquired Funds are included in the Acquired Funds’ Annual Report for the fiscal year ended April 30, 2025, which are incorporated herein by reference.

The below financial highlights table is intended to help you understand the Acquired Funds’ financial performance for the for the past five fiscal years. The information for the fiscal years ended April 30, 2024 and April 30, 2025 have been audited by Cohen & Company, Ltd., the Acquired Funds’ independent registered public accounting firm, whose report, along with the Acquired Funds’ financial statements, are included in the Acquired Funds’ annual report. Prior fiscal years were audited by the Acquired Funds’ prior independent registered public accounting firm. Further information about the Acquired Funds’ performance is contained in the annual and semi-annual reports, which are available upon request.

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$22.66	$21.00	$23.23	$36.29	$23.06
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.15)	(0.11)	(0.12)	(0.12)	(0.22)
Net realized and unrealized gain/(loss) on investments	1.16	3.22	(0.33)	(7.38)	16.30
Total from Investment Operations	1.01	3.11	(0.45)	(7.50)	16.08

LESS DISTRIBUTIONS:
From investment income	(0.73)	-	-	-	-
From capital gains	(2.61)	(1.45)	(1.78)	(5.56)	(2.85)
Total Distributions	(3.34)	(1.45)	(1.78)	(5.56)	(2.85)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.33)	1.66	(2.23)	(13.06)	13.23
NET ASSET VALUE, END OF PERIOD	$20.33	$22.66	$21.00	$23.23	$36.29

TOTAL RETURN(b)	3.09%	15.07%	(2.39)%	(23.19)%	70.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$56,476	$79,554	$82,009	$118,082	$168,322
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.62)%	(0.53)%	(0.55)%	(0.39)%	(0.72)%
Operating expenses excluding reimbursement/waiver	1.04%	1.10%	1.13%	1.03%	1.01%
Operating expenses including reimbursement/waiver	1.02%	1.10%	1.13%	1.03%	1.01%
PORTFOLIO TURNOVER RATE	45%	51%	62%	38%	66%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
D-1

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$16.06	$15.37	$17.56	$29.09	$18.97
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.21)	(0.18)	(0.19)	(0.26)	(0.35)
Net realized and unrealized gain/(loss) on investments	0.92	2.32	(0.22)	(5.71)	13.32
Total from Investment Operations	0.71	2.14	(0.41)	(5.97)	12.97

LESS DISTRIBUTIONS:
From investment income	(0.67)	-	-	-	-
From capital gains	(2.61)	(1.45)	(1.78)	(5.56)	(2.85)
Total Distributions	(3.28)	(1.45)	(1.78)	(5.56)	(2.85)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.57)	0.69	(2.19)	(11.53)	10.12
NET ASSET VALUE, END OF PERIOD	$13.49	$16.06	$15.37	$17.56	$29.09

TOTAL RETURN(b)	2.45%	14.23%	(3.00)%	(23.71)%	69.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$854	$1,127	$7,255	$11,668	$22,447
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.27)%	(1.14)%	(1.19)%	(1.02)%	(1.37)%
Operating expenses excluding reimbursement/waiver	1.69%	1.76%	1.78%	1.68%	1.66%
Operating expenses including reimbursement/waiver	1.68%	1.76%	1.78%	1.68%	1.66%
PORTFOLIO TURNOVER RATE	45%	51%	62%	38%	66%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

D-2

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$24.67	$22.68	$24.88	$38.32	$24.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)	(0.05)	(0.06)	(0.02)	(0.13)
Net realized and unrealized gain/(loss) on investments	1.23	3.49	(0.36)	(7.86)	17.12
Total from Investment Operations	1.13	3.44	(0.42)	(7.88)	16.99

LESS DISTRIBUTIONS:
From investment income	(0.78)	-	-	-	-
From capital gains	(2.61)	(1.45)	(1.78)	(5.56)	(2.85)
Total Distributions	(3.39)	(1.45)	(1.78)	(5.56)	(2.85)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.26)	1.99	(2.20)	(13.44)	14.14
NET ASSET VALUE, END OF PERIOD	$22.41	$24.67	$22.68	$24.88	$38.32

TOTAL RETURN	3.29%	15.42%	(2.10)%	(22.94)%	71.27%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$670,357	$773,394	$728,115	$732,429	$1,375,765
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.37)%	(0.22)%	(0.24)%	0.06%	(0.41)%
Operating expenses excluding reimbursement/waiver	0.80%	0.79%	0.82%	0.72%	0.70%
Operating expenses including reimbursement/waiver	0.78%	0.79%	0.82%	0.72%	0.70%
PORTFOLIO TURNOVER RATE	45%	51%	62%	38%	66%

(a)	Per share amounts are based upon average shares outstanding.
D-3

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$22.43	$20.81	$23.05	$36.07	$22.94
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.17)	(0.12)	(0.12)	(0.14)	(0.23)
Net realized and unrealized gain/(loss) on investments	1.15	3.19	(0.34)	(7.32)	16.21
Total from Investment Operations	0.98	3.07	(0.46)	(7.46)	15.98

LESS DISTRIBUTIONS:
From investment income	(0.72)	-	-	-	-
From capital gains	(2.61)	(1.45)	(1.78)	(5.56)	(2.85)
Total Distributions	(3.33)	(1.45)	(1.78)	(5.56)	(2.85)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.35)	1.62	(2.24)	(13.02)	13.13
NET ASSET VALUE, END OF PERIOD	$20.08	$22.43	$20.81	$23.05	$36.07

TOTAL RETURN	2.96%	15.01%	(2.44)%	(23.22)%	70.71%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$78,037	$77,806	$73,777	$77,823	$103,326
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.73)%	(0.57)%	(0.59)%	(0.44)%	(0.75)%
Operating expenses excluding reimbursement/waiver	1.15%	1.14%	1.17%	1.07%	1.05%
Operating expenses including reimbursement/waiver	1.13%	1.14%	1.17%	1.07%	1.05%
PORTFOLIO TURNOVER RATE	45%	51%	62%	38%	66%

(a)	Per share amounts are based upon average shares outstanding.
D-4

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$22.25	$18.75	$31.99	$51.56	$22.89
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.04)	0.35	0.13	0.84	0.06
Net realized and unrealized gain/(loss) on investments	5.18	3.15	(13.37)	(14.81)	28.61
Total from Investment Operations	5.14	3.50	(13.24)	(13.97)	28.67

LESS DISTRIBUTIONS:
From investment income	(0.56)	-	-	(3.37)	-
From capital gains	-	-	-	(1.37)	-
Tax return of capital	-	-	-	(0.86)	-
Total Distributions	(0.56)	-	-	(5.60)	-
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.58	3.50	(13.24)	(19.57)	28.67
NET ASSET VALUE, END OF PERIOD	$26.83	$22.25	$18.75	$31.99	$51.56

TOTAL RETURN(b)	23.53%	18.67%	(41.40)%	(30.58)%	125.21%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$18,377	$19,312	$19,949	$43,448	$68,778
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.15)%	1.65%	0.52%	1.70%	0.18%
Operating expenses excluding reimbursement/waiver	1.79%	1.77%	1.82%	1.78%	1.53%
Operating expenses including reimbursement/waiver	1.79%	1.77%	1.82%	1.48%	1.53%
PORTFOLIO TURNOVER RATE	32%	56%	88%	94%	171%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
D-5

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$18.01	$15.27	$26.23	$43.35	$19.38
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.16)	0.21	(0.05)	0.40	(0.11)
Net realized and unrealized gain/(loss) on investments	4.17	2.53	(10.91)	(12.11)	24.08
Total from Investment Operations	4.01	2.74	(10.96)	(11.71)	23.97

LESS DISTRIBUTIONS:
From investment income	(0.53)	-	-	(3.27)	-
From capital gains	-	-	-	(1.37)	-
Tax return of capital	-	-	-	(0.77)	-
Total Distributions	(0.53)	-	-	(5.41)	-
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.48	2.74	(10.96)	(17.12)	23.97
NET ASSET VALUE, END OF PERIOD	$21.49	$18.01	$15.27	$26.23	$43.35

TOTAL RETURN(b)	22.75%	17.94%	(41.77)%	(31.05)%	123.68%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,775	$2,511	$4,521	$12,600	$22,447
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.76)%	1.25%	(0.27)%	0.98%	(0.40)%
Operating expenses excluding reimbursement/waiver	2.44%	2.43%	2.46%	2.43%	2.18%
Operating expenses including reimbursement/waiver	2.44%	2.43%	2.46%	2.13%	2.18%
PORTFOLIO TURNOVER RATE	32%	56%	88%	94%	171%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
D-6

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$23.38	$19.62	$33.38	$53.48	$23.67
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.03 (b)	0.47	0.17	1.00	0.14
Net realized and unrealized gain/(loss) on investments	5.45	3.29	(13.93)	(15.39)	29.67
Total from Investment Operations	5.48	3.76	(13.76)	(14.39)	29.81

LESS DISTRIBUTIONS:
From investment income	(0.58)	-	-	(3.53)	-
From capital gains	-	-	-	(1.37)	-
Tax return of capital	-	-	-	(0.81)	-
Total Distributions	(0.58)	-	-	(5.71)	-
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.90	3.76	(13.76)	(20.10)	29.81
NET ASSET VALUE, END OF PERIOD	$28.28	$23.38	$19.62	$33.38	$53.48

TOTAL RETURN	23.85%	19.16%	(41.21)%	(30.32)%	125.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$19,828	$17,781	$30,063	$86,196	$134,767
RATIOS TO AVERAGE NET ASSETS:
Net Investment income	0.10%	2.09%	0.68%	1.95%	0.39%
Operating expenses excluding reimbursement/waiver	1.53%	1.43%	1.48%	1.44%	1.18%
Operating expenses including reimbursement/waiver	1.53%	1.43%	1.48%	1.13%	1.18%
PORTFOLIO TURNOVER RATE	32%	56%	88%	94%	171%

(a)	Per share amounts are based upon average shares outstanding.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
D-7

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$20.87	$17.59	$30.03	$48.76	$21.66
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.06)	0.34	0.10	0.73	0.03
Net realized and unrealized gain/(loss) on investments	4.85	2.94	(12.54)	(13.85)	27.07
Total from Investment Operations	4.79	3.28	(12.44)	(13.12)	27.10

LESS DISTRIBUTIONS:
From investment income	(0.56)	-	-	(3.10)	-
From capital gains	-	-	-	(1.37)	-
Tax return of capital	-	-	-	(1.14)	-
Total Distributions	(0.56)	-	-	(5.61)	-
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.23	3.28	(12.44)	(18.73)	27.10
NET ASSET VALUE, END OF PERIOD	$25.10	$20.87	$17.59	$30.03	$48.76

TOTAL RETURN	23.39%	18.65%	(41.43)%	(30.60)%	125.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$5,741	$6,099	$8,129	$18,881	$31,147
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.24)%	1.71%	0.47%	1.53%	0.11%
Operating expenses excluding reimbursement/waiver	1.89%	1.80%	1.86%	1.81%	1.56%
Operating expenses including reimbursement/waiver	1.89%	1.80%	1.86%	1.51%	1.56%
PORTFOLIO TURNOVER RATE	32%	56%	88%	94%	171%

(a)	Per share amounts are based upon average shares outstanding.
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STATEMENT OF ADDITIONAL INFORMATION

to the Registration Statement on Form N-14 of The RBB Fund, Inc. on behalf of its series:

EMERALD GROWTH FUND

Class A Shares (TICKER: HSPGX)

Class C Shares (TICKER: HSPCX)

Institutional Class Shares (TICKER: FGROX)

Investor Class Shares (TICKER: FFGRX)

EMERALD BANKING & FINANCE EVOLUTION FUND

Class A Shares (TICKER: HSSAX)

Class C Shares (TICKER: HSSCX)

Institutional Class Shares (TICKER: HSSIX)

Investor Class Shares (TICKER: FFBFX)

615 East Michigan Street

Milwaukee, Wisconsin 53202-5207

609-731-6256

Dated July 25, 2025

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus dated July 25, 2025 (the “Proxy Statement/Prospectus”) relating specifically to the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”) to reorganize the Emerald Growth Fund and the Emerald Banking & Finance Evolution Fund (each, an “Acquired Fund” or collectively, the “Acquired Funds”), each a series of Financial Investors Trust, into a newly created series (each an “Acquiring Fund” or collectively, the “Acquiring Funds”) of The RBB Fund, Inc.) as set forth below:

Acquired Fund	Acquiring Fund
Emerald Growth Fund	Emerald Growth Fund
Emerald Finance and Banking Innovation Fund	Emerald Banking & Finance Evolution Fund

A copy of the Proxy Statement/Prospectus is available by calling toll-free at 1-855-828-9909.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganizations will occur in accordance with the terms of the Agreement and Plan of Reorganization.

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GENERAL INFORMATION	1
INCORPORATION OF DOCUMENTS BY REFERENCE	1
SUPPLEMENTAL FINANCIAL INFORMATION	1
DESCRIPTION OF RBB AND THE ACQUIRING FUNDS	1
INVESTMENT OBJECTIVE, POLICIES, AND RISKS	2
FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS	2
INVESTMENT STRATEGIES AND RISKS	5
DISCLOSURE OF PORTFOLIO HOLDINGS	23
MANAGEMENT OF RBB	25
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	36
INVESTMENT ADVISORY AND OTHER SERVICES	39
CODE OF ETHICS	41
PORTFOLIO MANAGERS	41
THE DISTRIBUTOR	43
PROXY VOTING PROCEDURES	44
COMPUTATION OF NET ASSET VALUE	45
PURCHASE AND REDEMPTION OF SHARES	46
TAX CONSIDERATIONS	46
PORTFOLIO TRANSACTIONS AND BROKERAGE	48
PORTFOLIO TURNOVER	50
OTHER INFORMATION ABOUT THE FUND	50
CUSTODIAN	50
COUNSEL	50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51
ADMINISTRATOR	51
TRANSFER AGENT	51
FINANCIAL STATEMENTS	52
APPENDIX A PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS	B-1

GENERAL INFORMATION

This SAI relates to the proposed reorganization of the Acquired Funds, each a series of Financial Investors Trust, into a corresponding newly-created series, the Emerald Growth Fund and Emerald Banking and Finance Evolution Fund (each, an “Acquiring Fund” or “Fund” and collectively, the “Acquiring Funds” or the “Funds”) of The RBB Fund, Inc. (“RBB”). The proposed reorganization involves (i) the sale of all of the assets of the Acquired Funds to the corresponding Acquiring Funds and the assumption of all of the liabilities of the Acquired Funds by the corresponding Acquiring Funds in exchange for shares of the Acquiring Funds; and (ii) the subsequent pro rata distribution of the shares of the Acquiring Funds to the corresponding Acquired Funds’ shareholders in complete liquidation of the Acquired Funds (the “Reorganizations”).

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE

This SAI incorporates by reference the following documents:

1.	The Acquired Fund’s (Emerald Growth Fund) Statement of Additional Information dated October 30, 2024, as amended (Accession No. 0001398344-24-019679); and

2.	The Acquired Fund’s (Emerald Finance and Banking Innovation Fund) Statement of Additional Information dated August 31, 2024, as amended (Accession No. 0001398344-24-014866); and

3.	The audited financial statements and related report of the independent registered public accounting firm included in the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2025, as amended (Accession No. 0001398344-25-012789).

Information relating to the Acquiring Funds is not incorporated by reference into this SAI. Rather, a description of RBB and the Acquiring Funds is contained in this SAI.

SUPPLEMENTAL FINANCIAL INFORMATION

Supplemental financial information has not been prepared for the Reorganizations because the Acquired Funds are being reorganized into series with no assets and liabilities that will commence investment operations upon completion of the Reorganizations and continue the operation of the Acquired Funds. The Acquired Funds shall be the accounting survivors in the Reorganization, with the result that the Acquiring Funds will adopt the financial statements and financial history of the Acquired Funds upon consummation of the Reorganizations.

DESCRIPTION OF RBB AND THE ACQUIRING FUNDS

RBB is an open-end management investment company currently consisting of 76 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains only to the shares of Emerald Banking & Finance Evolution Fund and the Emerald Growth Fund, each a diversified portfolio. Emerald Mutual Fund Advisers Trust (the “Adviser”) serves as the investment adviser to the Fund. Each Fund has registered four classes of shares: Class A Shares; Class C Shares, Institutional Class Shares and Investor Class Shares.

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It is currently contemplated that in the fourth quarter of 2025, each Predecessor Fund will reorganize each class of its shares into a corresponding Fund of the Company as follows (each, a “Reorganization”):

Financial Investors Trust	The RBB Fund, Inc.
Emerald Growth Fund	Emerald Growth Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Investor Class Shares	Investor Class Shares
Institutional Class Shares	Institutional Class Shares
Emerald Finance and Banking Innovation Fund	Emerald Banking & Finance Evolution Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Investor Class Shares	Investor Class Shares
Institutional Class Shares	Institutional Class Shares

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

The Funds’ objectives and policies, except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Emerald Growth Fund’s (the “Growth Fund”) investment objective is long-term growth through capital appreciation. The Emerald Banking and Finance Evolution Fund (the “Evolution Fund”) investment objective is long-term growth through capital appreciation, and the secondary objective is income. There can be no assurance that the Funds will achieve their objective.

The Proxy Statement/Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed to achieve the objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies. The Funds expect to invest in a broad range of securities (subject to the Funds’ principal investment strategies). The particular types of securities and the percentage of the Funds’ assets invested in each type will vary depending on where the Adviser sees the most opportunities at the time of investment. Below under the heading “Investment Strategies and Risks” is a description of the different types of securities in which the Funds may invest and certain of the risks relating to those securities.

FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

The Funds have adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the outstanding shares or (ii) 67% or more of each Fund’s shares present at a shareholder meeting if more than 50% of each Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the RBB Board without the approval of shareholders.

The Emerald Growth Fund may not:

1.	Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

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2.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities);

3.	Borrow money, except from a bank, with such borrowing to be limited to more than 5% of net assets;

4.	Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

5.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

6.	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

7.	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

8.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The Emerald Banking and Finance Evolution Fund may not:

1.	Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

2.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities), except that the Emerald Banking and Finance Evolution Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For purposes of this restriction, companies principally engaged in the banking industry means U.S. commercial and industrial banking and savings institutions and their parent holding companies, and companies principally engaged in the financial services industry means commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies;

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3.	Borrow money, except from a bank, with such borrowing to be limited to more than 5% of net assets;

4.	Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

5.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

6.	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

7.	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

8.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The following restrictions are non-fundamental and may be changed without a shareholder vote.

The Emerald Growth Fund may not:

1.	Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

2.	Invest less than 80% of the value of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies, principally common stocks and preferred stocks, identified by the Adviser as having growth characteristics;

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3.	Invest in, write, or sell put or call options, straddles, spreads or combinations thereof;

4.	Make short sales;

5.	Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (3) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value);

6.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

7.	Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

The Emerald Banking and Finance Evolution Fund may not:

1.	Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

2.	Invest less than 80% of the value of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in stocks of companies principally engaged in the banking or financial services industries;

3.	Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities. For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the RBB Board.

INVESTMENT STRATEGIES AND RISKS

The following supplements the descriptions of the Funds’ principal investment objectives and strategies as described in the Proxy Statement/Prospectus and also includes descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies.

Active Management Risk

The Funds are actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Funds will achieve their respective investment objectives.

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Banking and Financial Services-Related Investment (Emerald Banking and Finance Evolution Fund Only)

The banking and financial services industries are comparatively narrow segments of the economy. Entities in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations. In addition, entities in these industries are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Concentration (Emerald Banking and Finance Evolution Fund Only)

The Emerald Banking and Finance Evolution Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

6

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity failures or breaches by the Funds’ third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Funds’ net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Funds or their third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Funds invests, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

Derivatives

The Funds may invest in derivative products to, among other things, obtain exposure to specific asset class sectors and seek to hedge against possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased. Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, including certain tender option bonds, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Funds may engage in derivative transactions could limit or prevent the Funds from using certain instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. As of the date of this SAI, each Fund is relying on the limited derivatives user exception.

Debt Securities Risk

The Funds may invest in short-term and/or long-term debt securities. Debt securities in which the Funds may invest are subject to several types of investment risk. They may have market or interest rate risk, which means their value will be affected by fluctuations in the prevailing interest rates. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Funds’ investments in bonds. Investments in these types of securities pose the risk that the Adviser’s forecast of the direction of interest rates might be incorrect.

Debt securities are subject to credit risk, which is the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that a sovereign government will support certain government sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest. In addition, the value of the Funds’ debt securities will generally decline if the credit rating of the issuer declines, and an issuer whose credit rating has declined may be unable to make payments of principal and/or interest. Call or income risk exists with respect to corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. The Funds would have to reinvest the proceeds at a possibly lower interest rate. The Funds may also be subject to event risk, which is the possibility that corporate debt securities held by the Funds may suffer a substantial decline in credit quality and market value if the issuer restructures.

Debt securities generally increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

Equity Securities

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invests will cause the NAV of the Funds to fluctuate. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Funds is called for redemption or conversion, the Funds could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
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Exchange-Traded Funds (“ETFs”)

The Funds may invest in open-end investment companies whose shares are listed for trading on a national securities exchange. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual funds or ETF’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the funds’ total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. The changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, and the adoption of Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Funds expect to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Forward Commitment and When-Issued Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Funds to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable the Funds to lock in what is believed by its investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Funds might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Funds might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

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The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Funds’ NAV starting on the date of the agreement to purchase the securities, and the Funds are subject to the rights and risks of ownership of the securities on that date. The Funds may not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Funds make a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Funds’ assets. Fluctuations in the market value of the underlying securities are not reflected in the Funds’ NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Funds may agree to a longer settlement period.

The Funds may dispose of or renegotiate a commitment after it is entered into. The Funds also may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

Foreign Market and Trading Risk

The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Funds to buy and sell securities. These factors could result in a loss to the Funds by causing the Funds to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. In addition, where all or portion of the Funds’ underlying securities trade in a foreign market that is closed when the market in which the Funds’ shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Funds’ domestic trading day.

Health Care Sector Risk

Factors that may affect the profitability of companies in the health care sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry Evolution, changes in technologies and other market developments. A major source of revenue for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local health care reform measures. Companies in the health care sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Health care companies also are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the health care sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

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Illiquid Investments. Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Funds may invest up to 15% of their net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Funds are carrying the investments. To the extent an investment held by the Funds are deemed to be an illiquid investment or a less liquid investment, the Funds will be exposed to greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

On November 2, 2022, the SEC proposed amendments to Rule 22e-4. If adopted as proposed, the proposed amendments would result in changes to the Funds’ liquidity classification framework and could potentially increase the percentage of the Funds’ investments deemed to be illiquid. In addition, the Funds’ operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

Indexed Securities

Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Funds’ net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

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Equity securities generally have greater price volatility than fixed-income securities.

Investment Company Shares

The Funds may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds’ expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Funds may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, funds’ investment agreements and limits on most three-tier fund structures.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

Large Shareholder Purchase and Redemption Risk

The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions may cause the Funds to sell its securities at times when it would not otherwise do so, which may negatively impact the Funds’ NAV and liquidity. Similarly, large share purchases may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Funds’ current expenses being allocated over a smaller asset base, leading to an increase in the Funds’ expense ratio.

Market Risk

The market price of securities owned by any Fund may go up or down, sometimes rapidly or unpredictably.

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Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed-income securities.

Money Market Securities

Money Market Securities. The Funds may invest its assets in money market instruments (the types of which are discussed below). Money market instruments include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix B to this SAI.

The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

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Non-U.S. Issuers Risk

The Funds may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Funds. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

Options

Money Market Securities. The Funds may invest its assets in money market instruments (the types of which are discussed below). Money market instruments include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix B to this SAI.

The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

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●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Restricted Securities

The Funds may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Funds’ investment objective, the Funds may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Funds believe that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Funds intend to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

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REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. Through 2025, a Fund may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. Section 199A is currently set to expire after 2025.

Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Funds could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Securities Lending

The Funds may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Funds may not make loans in excess of 331/3% of the value of its total assets. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Funds’ securities lending agent.

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By lending its securities, the Funds may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds do not have the right to vote loaned securities. The Funds may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Special Note Regarding Market Events

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market's expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Funds and their investments. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Funds’ investments may be negatively affected by events impacting a country or region, regardless of whether the Funds invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Funds and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Funds may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Funds’ exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Funds’ inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, negatively impact the Funds’ performance, and cause losses on your investment in the Funds.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

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Special Situation Companies. The Funds will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. The term Special Situation shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, than the trend in the securities market in general.

The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Funds may invest in securities (even if not Special Situations) which, in the opinion of the Adviser or the Adviser, are appropriate investments for the Funds, including securities which the Adviser believes are undervalued by the market. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Funds.

RIC Compliance Risk

Each Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify for federal income tax treatment as a RIC, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of such Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, such Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

The federal income tax treatment of the complex securities in which the Funds may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. In addition, the Funds’ use of derivatives may cause the Funds to realize higher amounts of short-term capital gains (generally taxed as ordinary income) than if the Funds had not used such instruments.

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U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Funds will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Funds’ net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Funds’ average maturity is longer, under certain market conditions the Funds may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

Under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was launched in June 2019, and as of this time, the long-term effects it may have on the market for mortgage-backed securities remains uncertain.

American, European and Global Depositary Receipts

The Funds may invest in American Depository Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

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Borrowing

The Funds may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of the Funds’ shares and in the return on the Funds’ portfolio. Although the principal of any borrowing will be fixed, the Funds’ assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Funds borrow money at one interest rate and lend the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Illiquid Investments

Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Funds may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which the Funds are carrying the investments. To the extent an investment held by the Funds is deemed to be an illiquid investment or a less liquid investment, the Funds will be exposed to greater liquidity risk.

The Company has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

On November 2, 2022, the SEC proposed amendments to Rule 22e-4. If adopted as proposed, the proposed amendments would result in changes to the Funds’ liquidity classification framework and could potentially increase the percentage of the Funds’ investments deemed to be illiquid. In addition, the Funds’ operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

Loans of Portfolio Securities

Each Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Company, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Funds in an amount equal to a minimum of 100% of the market value of the securities lent. The Funds will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. The Funds bear the risk of such investments, including the risk of loss of the entire cash collateral received for loaned securities. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Funds at any time. The Funds will receive any dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Funds’ performance will continue to reflect changes in the value of the securities loaned.

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These transactions must be fully collateralized at all times, but involve some credit risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Funds could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Funds will, if permitted by law, dispose of such collateral except that the Funds may retain any such part thereof that is a security in which the Funds are permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Funds, as the lender, generally retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and they will attempt to do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Funds may not be able to recall the securities in time for the Funds to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. Additionally, the Board has a fiduciary obligation to recall securities on loan in time to vote proxies if the Funds have knowledge of a material event with respect to such securities. The Funds may typically also call such loans in order to sell the securities involved.

Pandemic Risk

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Funds’ and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Funds’ service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Funds acquire a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds’ right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of the Funds’ total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

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Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Temporary Defensive Positions

In anticipation of or in response to adverse market, economic, political or other conditions, the Funds may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Funds were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

RBB has adopted, on behalf of each Fund, a policy relating to the selective disclosure of the Funds’ portfolio holdings by the Adviser, RBB Board, officers, or third party service provider, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of each Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Funds’ operation without compromising the integrity or performance of the Funds. It is the policy of RBB that disclosure of the Funds’ portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

RBB discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, RBB will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

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Generally, after the 30th business day of the month following each month end, each Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations. In addition, generally after the 30th business day of the month following each month end, each Fund may post to its website a list of its top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to each Fund’s website.

RBB may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”); Cohen & Company, Ltd., the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and RBB’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Funds as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and RBB’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to RBB’s policy on selective disclosure of portfolio holdings. The RBB Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

The RBB Board provides ongoing oversight of RBB’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the RBB Board receives from RBB’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the RBB Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third-party service provider to RBB’s CCO, who will determine whether the violation should be reported immediately to the RBB Board or at its next quarterly RBB Board meeting.

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MANAGEMENT OF RBB

The business and affairs of RBB are managed under the oversight of the RBB Board, subject to the laws of the State of Maryland and RBB’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of RBB’s service providers. The officers of RBB conduct and supervise RBB’s daily business operations.

Directors who are not deemed to be “interested persons” of RBB (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of RBB are referred to as “Interested Directors.” The RBB Board is currently composed of five Independent Directors and two Interested Director. The RBB Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the RBB Board and interfacing with management to address significant issues that may arise between regularly scheduled RBB Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and RBB’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the RBB Board from time to time.

The RBB Board meets as often as necessary to discharge its responsibilities. Currently, the RBB Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The RBB Board also relies on professionals, such as RBB’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The RBB Board has established seven standing committees: Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The RBB Board may establish other committees or nominate one or more Directors to examine particular issues related to the RBB Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the RBB Board. For more information on the Committees, see the section entitled “Standing Committees.”

The RBB Board has determined that RBB’s leadership structure is appropriate because it allows the RBB Board to effectively perform its oversight responsibilities.

Director Experience, Qualifications, Attributes and/or Skills

The Directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	90	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	90	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc. (global investment manager).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	90	Wilmington Funds (12 portfolios) (registered investment company)(until 2023); IntriCon Corporation (biomedical device manufacturer) (until 2022); Independence Blue Cross (healthcare insurance) (until March 2021).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	90	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013¬2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business. 82	90	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	90	None
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	90	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust and The RBB Fund Inc.; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust; since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.; from 2000¬2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Services.	N/A	N/A
Thomas M. Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer & Assistant Secretary of the RBB Trust, Inc.; from 2023-2024, Vice President of Virtus Investment Partners; from 2020-2023, CEO of Stone Harbor Investment Partners LP	N/A	N/A
Jillian L. Bosmann One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 90 portfolios of the fund complex, consisting of the series in RBB (76 portfolios) and The RBB Fund Trust (14 portfolios).
1.	Subject to RBB’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The RBB Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The RBB Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the RBB Board until the next special meeting of RBB or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky and Mr. Shea are considered “interested persons” of RBB as that term is defined in the 1940 Act and are referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of RBB by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of RBB by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

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Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of RBB. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the RBB Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the RBB Board her expertise regarding derivatives markets and related businesses.

Standing Committees

The responsibilities of each Committee of the RBB Board and its members are described below.

Audit Committee. The RBB Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened four times during the fiscal year ended August 31, 2024.

Contract Committee. The RBB Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the RBB Board regarding the approval and continuation of agreements and plans of RBB. The Contract Committee convened five times during the fiscal year ended August 31, 2024.

Executive Committee. The RBB Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of RBB when the RBB Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2024.

Nominating and Governance Committee. The RBB Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the BRB Board all persons to be nominated as Directors of RBB. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of RBB’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2024.

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Product Development Committee. The RBB Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to RBB. The Product Development Committee convened seven times during the fiscal year ended August 31, 2024.

Regulatory Oversight Committee. The RBB Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of RBB. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2024.

Valuation Committee. The RBB Board has a Valuation Committee comprised of the Interested Directors and two officers of RBB. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened five times during the fiscal year ended August 31, 2024.

Risk Oversight

The RBB Board performs its risk oversight function for RBB through a combination of (1) direct oversight by the RBB Board as a whole and Board committees and (2) indirect oversight through RBB’s investment advisers and other service providers, RBB officers and RBB’s Chief Compliance Officer (“CCO”). RBB is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to RBB is the responsibility of RBB’s investment advisers or other service providers (depending on the nature of the risk) that carry out RBB’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from RBB’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The RBB Board provides risk oversight by receiving and reviewing on a regular basis reports from RBB’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with RBB’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with RBB’s CCO to discuss compliance reports, findings and issues. The RBB Board also relies on RBB’s investment advisers and other service providers, with respect to the day-to-day activities of RBB, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on RBB’s business and reputation.

Board oversight of risk management is also provided by various RBB Board Committees. For example, the Audit Committee meets with RBB’s independent registered public accounting firms to ensure that RBB’s respective audit scopes include risk-based considerations as to RBB’s financial position and operations. The RBB Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The RBB Board’s oversight role does not make the RBB Board a guarantor of RBB’s investments or activities.

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Director Ownership of Shares of RBB

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios of RBB and The RBB Fund Trust (together, “Fund Complex”) (which for each Director comprise all registered investment companies within RBB’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi(2)	None	None
Interested Directors
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$1-$10,000

(1)	The Fund had not commenced operations prior to the date of this SAI.

Directors’ and Officers’ Compensation

Effective January 1, 2025, the Fund Complex, based on an allocation formula, pays each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the RBB Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic RBB Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special RBB Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the RBB Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the RBB Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the RBB Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic RBB Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the RBB Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the RBB Board received an additional fee of $40,000 per year for his services in this capacity.

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From January 1, 2023 through December 31, 2023, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $150,000 annually, $13,500 for each regular meeting of the RBB Board, $5,000 for each Regulatory Oversight Committee meeting attended in-person, $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the RBB Board attended in-person or telephonically. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $20,000 for his services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $10,000 per year for his services. The Vice Chair of the RBB Board received an additional fee of $35,000 per year for his services in this capacity and the Chair of the RBB Board received an additional fee of $75,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the RBB Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of RBB and served as President of RBB until August 2022. Vigilant Compliance, LLC is compensated for the services provided to RBB, and such compensation is determined by the RBB Board. For the fiscal year ended August 31, 2024, Vigilant Compliance, LLC received $875,000 in the aggregate from all series of the Fund Complex for its services. For the fiscal year ended August 31, 2024, Vigilant Compliance, LLC did not receive any fees from the Funds because the Funds had not commenced operations prior to the date of this SAI. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, and are compensated for services provided. For the fiscal year ended August 31, 2024, each of the following members of the RBB Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development received compensation from the Fund and the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director(2)	$0	N/A	N/A	$137,250
Gregory P. Chandler, Director	$0	N/A	N/A	$311,000
Lisa A. Dolly, Director	$0	N/A	N/A	$296,000
Nicholas A. Giordano, Director	$0	N/A	N/A	$291,000
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$397,500
Robert A. Straniere, Director(3)	$0	N/A	N/A	$274,750
Martha A. Tirinnanzi, Director(4)	$0	N/A	N/A	$177,250
Interested Director:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$370,250
Brian T. Shea, Director	$0	N/A	N/A	$300,500

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Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Officers:
Steven Plump, President	$0	N/A	N/A	$308,667
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$381,883
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$319,178

(1)	The Fund had not commenced operations prior to the date of this SAI.
(2)	Mr. Brodsky retired from his role as a Director effective February 2024.
(3)	Mr. Straniere retired from his role as a Director effective January 2025.
(4)	Ms. Tirinnanzi began serving as a Director effective January 1, 2024.

Each compensated Director is entitled to participate in RBB’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by RBB in shares of one or more of the portfolios of RBB. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of RBB’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The RBB Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of RBB (“Committee”), be recommended to the full RBB Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Compensation will be determined annually by the Committee and the RBB Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at RBB Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at RBB Board meetings and is not subject to election by shareholders of each Fund.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the Committee and the RBB Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of RBB. Effective January 2025, Robert Straniere serves as a Director Emeritus of RBB.

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For the fiscal year ended August 31, 2024, Julian Brodsky received compensation for his role as a Director Emeritus in the following amounts:

Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
None	N/A	N/A	$43,750

(1)	The Fund had not commenced operations prior to the date of this SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 9, 2025, to the Fund’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Acquired Funds as indicated below. Any shareholder that owns 25% or more of the outstanding shares of each Fund may be presumed to “control” (as that term is defined in the 1940 Act) that Fund. Shareholders controlling a Fund or class could have the ability to vote a majority of the shares of a Fund or class on any matter requiring approval of the shareholders of the Fund or class.

ACQUIRED FUNDS – CONTROL PERSONS

Principal Shareholders - ACQUIRED FUNDS – Class A Shares Name and Address	% of Shares	Type of Ownership
Emerald Finance and Banking Innovation Fund Charles Schwab & Co, Inc. San Francisco, CA	10.74%	Record
Emerald Finance and Banking Innovation Fund Pershing LLC St. Petersburg, FL	22.74%	Record
Emerald Finance and Banking Innovation Fund National Financial Services, LLC Woodbury, NY	8.11%	Record
Emerald Finance and Banking Innovation Fund Wells Fargo Advisors, LLC York, PA	25.46%	Record
Emerald Finance and Banking Innovation Fund Merrill Lynch, Pierce, Fenner & Smith, Inc. Vineland, NJ	7.62%	Record
Emerald Finance and Banking Innovation Fund Morgan Stanley Smith Barney LLC New York, NY	5.24%	Record
Emerald Growth Fund Empower Financial Services, Inc. Greenwood Village, CO	5.45%	Record

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Emerald Growth Fund Charles Schwab & Co, Inc. San Francisco, CA	16.97%	Record
Emerald Growth Fund Pershing LLC Uniondale, NY	8.45%	Record
Emerald Growth Fund National Financial Services, LLC Woodbury, NY	7.22%	Record
Emerald Growth Fund Wells Fargo Advisors, LLC York, PA	14.05%	Record
Emerald Growth Fund LPL Financial LLC Whitehall, PA	5.20%	Record
Emerald Growth Fund Morgan Stanley Smith Barney LLC Oro Valley, AZ	7.38%	Record
Principal Shareholders - ACQUIRED FUNDS – Class C Shares Name and Address	% of Shares	Type of Ownership
Emerald Finance and Banking Innovation Fund Charles Schwab & Co, Inc. San Francisco, CA	15.47%	Record
Emerald Finance and Banking Innovation Fund National Financial Services, LLC Washington, DC	5.90%	Record
Emerald Finance and Banking Innovation Fund Raymond James Financial Services Washington, DC	9.15%	Record
Emerald Finance and Banking Innovation Fund Wells Fargo Advisors, LLC Yardley, PA	49.76%	Record
Emerald Finance and Banking Innovation Fund Ameriprise Financial Services Winter Park, FL	5.87%	Record
Emerald Growth Fund Ameriprise Financial Services Winter Park, FL	5.01%	Record
Emerald Growth Fund Charles Schwab & Co, Inc. San Francisco, CA	5.08%	Record

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Emerald Growth Fund National Financial Services, LLC Wexford, PA	14.83%	Record
Emerald Growth Fund Wells Fargo Advisors, LLC Wilmington, NC	48.07%	Record
Emerald Growth Fund RBC Capital Markets, LLC Portland, OR	10.74%	Record
Emerald Growth Fund Morgan Stanley Smith Barney LLC New York, NY	6.06%	Record
Principal Shareholders - ACQUIRED FUNDS – Institutional Class Shares Name and Address	% of Shares	Type of Ownership
Emerald Finance and Banking Innovation Fund Charles Schwab & Co, Inc. San Francisco, CA	23.20%	Record
Emerald Finance and Banking Innovation Fund National Financial Services, LLC West Lake Hills, TX	32.44%	Record
Emerald Finance and Banking Innovation Fund UBS Financial Services, Inc. Weehawken, NJ	16.06%	Record
Emerald Finance and Banking Innovation Fund Nationwide Investment Services Corp Columbus, OH	6.11%	Record
Emerald Finance and Banking Innovation Fund Empower Financial Services, Inc. Greenwood Village, CO	12.34%	Record
Emerald Growth Fund Charles Schwab & Co, Inc. San Francisco, CA	9.93%	Record
Emerald Growth Fund National Financial Services, LLC Wexford, PA	27.20%	Record
Emerald Growth Fund Merrill Lynch, Pierce, Fenner & Smith, Inc. Jacksonville, FL	8.32%	Record
Emerald Growth Fund MSCS Financial Services, LLC Ste. Genevieve, MO	12.92%	Record

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Emerald Growth Fund Empower Financial Services, Inc. Greenwood Village, CO	8.79%	Record
Emerald Growth Fund John Hancock Trust Company Boston, MA	5. 07%	Record
Emerald Growth Fund U.S. Bank N.A. Milwaukee, WI	6.85%	Record
Emerald Growth Fund Lincoln Financial Advisors Corporation Fort Wayne, IN	7.15%	Record
Principal Shareholders - ACQUIRED FUNDS – Investor Class Shares Name and Address	% of Shares	Type of Ownership
Emerald Finance and Banking Innovation Fund Charles Schwab & Co, Inc. San Francisco, CA	9.50%	Record
Emerald Finance and Banking Innovation Fund National Financial Services, LLC Woodland Hills, CA	72.00%	Record
Emerald Growth Fund National Financial Services, LLC Woodland Hills, CA	15.47%	Record
Emerald Growth Fund Merrill Lynch, Pierce, Fenner & Smith, Inc. Vineland, NJ	74.46%	Record

As of the date of this SAI, Directors and Officers as a group owned less than 1% of the outstanding shares of each class of each Acquired Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser, subject to the authority of the RBB Board, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in April of 2005 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser is located at 3175 Oregon Pike, Leola, PA 17540. The Adviser is a wholly owned subsidiary of Emerald Advisers, LLC, the former investment advisor to the Emerald Banking and Finance Evolution Fund and Emerald Growth Fund, and commenced business operations in October of 1992. As of December 31, 2024, Emerald Advisers, LLC and its affiliates had approximately $4.3 billion in assets under management. Emerald Advisers, LLC (previously incorporated as Emerald Advisers, Inc. until July 10, 2018) commenced business operations in October 1992.

Advisory Agreement with RBB. The Adviser renders advisory services to the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Subject to the supervision of the RBB Board, the Adviser will provide for the overall management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Funds. The Adviser will provide the services rendered by it in accordance with the Funds’ investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

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The Emerald Banking and Finance Evolution Fund pays the Adviser a monthly fee computed at the annual rate of 1% of its average daily net assets and the Emerald Growth Fund pays the Adviser a monthly fee computed at the annual rate of 0.75% of its average daily net assets.

Except as otherwise noted in the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. Each Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of the RBB Board in such manner as it deems to be fair and equitable. Expenses borne by a Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of RBB and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to RBB’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or the Funds for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by RBB to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to each Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and RBB has agreed to execute and deliver any and all documents required to indicate its consent to such use.

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The Acquired Funds paid the Initial Adviser the following fees for the fiscal years ended April 30, 2025, 2024 and 2023:

	Fiscal Year Ended April 30
Emerald Growth Fund	2025	2024	2023
Net Management Fees Accrued	$5,830,857	$5,614,037	$5,405,159
Management Fees Waived	$(130,089)*	$0	$0
Management Fees Paid to Adviser	$5,700,768	$5,614,037	$5,405,159
Emerald Finance and Banking Innovation Fund
Net Management Fees Accrued	$499,038	$611,239	$1,005,621
Management Fees Waived	$(176)	$0	$0
Management Fees Paid to Adviser	$498,862	$611,239	$1,005,621

*	Waiver amount relates to the Adviser’s waiver and/or reimbursement of the acquired fund fees and expenses incurred by the Emerald Growth Fund in connection with the Emerald Growth Fund’s investment in any exchanged-traded funds advised or sub-advised by the Adviser. The amount of such waived fees shall not be subject to recapture by the Adviser.

Emerald has contractually agreed to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for each of its Funds. For the Emerald Banking and Finance Evolution Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively and for the Emerald Growth Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2026. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. The Adviser may not discontinue this waiver with respect to any Fund prior to August 31, 2026, without the approval by the Fund’s Board.

Any such recapture rights will not survive the Reorganization, and the Adviser will not seek to recover any waived or reimbursed expenses from the Acquiring Funds following the closing of the Reorganization.

CODE OF ETHICS

RBB and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by RBB, subject to certain restrictions.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

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Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts (other than the Funds with respect to which information is provided) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. This information is provided as of April 30, 2025.

Emerald Growth Fund

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Separate Accounts
Name of Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (millions)
Joseph W. Garner	0	$0	2	$188	40	$2,566
Kenneth G. Mertz II, CFA	0	$0	3	$210	40	$2,566
Stacey L. Sears	0	$0	2	$188	40	$2,566

	Registered Investment Companies for which Adviser Receives a Performance-Based Fee		Other Pooled Investment Vehicles for which Adviser Receives a Performance-Based Fee		Separate Accounts for which Adviser Receives a Performance-Based Fee
Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph W. Garner	0	$0	0	$0	1	$261
Kenneth G. Mertz II, CFA	0	$0	0	$0	1	$261
Stacey L. Sears	0	$0	0	$0	1	$261

Emerald Finance and Banking Innovation Fund

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Separate Accounts
Name of Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (millions)
Kenneth G. Mertz II, CFA	0	$0	3	$210	40	$2,566
Steven E. Russell, Esq.	0	$0	1	$22	0	$0

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	Registered Investment Companies for which Adviser Receives a Performance-Based Fee		Other Pooled Investment Vehicles for which Adviser Receives a Performance-Based Fee		Separate Accounts for which Adviser Receives a Performance-Based Fee
Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kenneth G. Mertz II, CFA	0	$0	0	$0	1	$261
Steven E. Russell, Esq.	0	$0	0	$0	0	$0

Portfolio Manager Compensation

The Portfolio Managers are paid a base salary and may receive a discretionary bonus depending on, among other things, the financial results of the Adviser.

Potential Conflicts of Interest

The investment strategies of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Funds and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Portfolio Manager Securities Ownership

As of April 30, 2025, the portfolio managers owned securities of the Acquired Funds in the amount set forth in the table below.

Portfolio Manager*	Dollar Value of Securities Beneficially Owned
Emerald Banking and Finance Evolution Fund
Kenneth G. Mertz II, CFA	$100,001-$500,000
Steven E. Russell, Esq.	$50,001-$100,000
Emerald Growth Fund
Joseph W. Garner	over $1,000,000
Kenneth G. Mertz II, CFA	over $1,000,000
Stacey L. Sears	$500,001-$1,000,000

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis through Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), as distributor pursuant to a distribution agreement between the Distributor and the Funds.

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Rule 12b-1 Plan

As described in the Proxy Statement/Prospectus, each Fund has adopted a Rule 12b-1 plan (the “Plan”) for its Class A Shares, Class C Shares and Investor Class Shares. The Plan, among other things, permits the Class A Shares, Class C Shares and Investor Class Shares to pay the Distributor a quarterly service fee at annual rates not exceeding 0.35% of the assets of the Class A Shares, 0.75% of the assets of the Class C Shares and 0.25% of the assets of the Investor Class Shares as compensation for its services as principal underwriter of the shares of such classes. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Funds’ Board, including a majority of the Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan recordkeeping. Payments under the Plan also may be made for activities such as advertising, printing and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. RBB believes that the Plan benefits RBB by increasing net sales of the Funds (or reducing net redemptions), potentially allowing a Fund to benefit from economies of scale.

The Plan may be terminated by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund. The Plan may be amended by vote of the relevant Directors, including a majority of the relevant independent Directors, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of a Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Funds’ Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors and (ii) by the vote of a majority of the entire RBB Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

PROXY VOTING PROCEDURES

The RBB Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Adviser, subject to the RBB Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of a Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its Proxy Policies and Procedures, which are included in Appendix A to this SAI. The Adviser’s Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to a Fund’s portfolio securities.

RBB is required to disclose annually each Fund’s complete proxy voting record on Form N-PX. Each Fund’s proxy voting record for the most recent 12-month period ended June 30th is available without charge upon request by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

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COMPUTATION OF NET ASSET VALUE

As described in the Proxy Statement/Prospectus under the heading “How Fund Shares are Priced”, the NAV per share of the Funds’ shares of a particular class is determined by dividing the total value of the Funds’ portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Proxy Statement/Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”) and describes the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. RBB expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Funds’ currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Funds’ Adviser believes that they are unreliable, securities will be priced using fair value procedures approved by the RBB Board. Because the Funds invest in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Funds may also use fair value procedures if its Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Funds’ NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Funds price their shares.

The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Funds value their securities. In addition, the Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their NAV.

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The Funds invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Funds may change on days when you are unable to purchase or redeem shares.

PURCHASE AND REDEMPTION OF SHARES

The methods of buying and selling shares of the Funds are described in the Funds’ Proxy Statement/Prospectus. As stated in the Proxy Statement/Prospectus, shares of the Funds may be purchased at NAV by various persons associated with RBB, the Adviser, certain firms providing services to RBB or affiliates thereof for the purpose of promoting good will with employees and others with whom RBB has business relationships, as well as in other special circumstances. Shares are offered to other persons at NAV in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

TAX CONSIDERATIONS

The discussions of the federal tax consequences in the Proxy Statement/Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of the Proxy Statement/Prospectus and this SAI, respectively. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Each Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year. First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which such Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which such Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (1) any one issuer, (2) two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and such Fund does not satisfy the 90% distribution requirement described above, such Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of a Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

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The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, a Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by such Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Each Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and a Fund’s status as a regulated investment company. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Each Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by a Fund.

Loss Carryforwards

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of April 30, 2025, the Emerald Growth Fund and the Emerald Finance and Banking Innovation Fund had the following capital loss carryforwards for federal income tax purposes:

	Emerald Growth Fund	Emerald Finance and Banking Innovation Fund
Short term	$0	$59,067,794
Long term	$0	$0
Total	$0	$59,067,794
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State and Local Taxes

Although each Fund expects to continue to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Funds are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Funds in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of their other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Funds’ best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser will seek the best price and execution of the Funds’ orders. In doing so, the Funds may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

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There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Funds of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Funds may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives brokerage and research products and services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Funds’ portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), an Adviser may cause the Funds to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the RBB Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

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The following table lists the total amount of brokerage commissions paid by the Funds for the fiscal year noted:

	For the Fiscal Year Ended April 30, 2025	For the Fiscal Year Ended April 30, 2024	For the Fiscal Year Ended April 30, 2023
Emerald Growth Fund	$826,639	$903,844	$846,583
Emerald Finance and Banking Innovation Fund	$49,639	$189,215	$407,022

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of each Fund’s total portfolio market value that was purchased or sold during the period. Each Fund’s turnover rate provides an indication of how transaction costs (which are not included in each Fund’s expenses) may affect each Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

Each Acquired Fund’s portfolio turnover rates for the two most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

	April 30, 2025	April 30, 2024
Emerald Growth Fund	45%	51%
Emerald Finance and Banking Innovation Fund	32%	56%

OTHER INFORMATION ABOUT THE FUND

CUSTODIAN

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) of the Funds’ assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

COUNSEL

Faegre Drinker Biddle & Reath LLP serves as counsel to RBB, and is located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Funds’ independent registered public accountant. Cohen & Company, Ltd., provides audit services, and consultation in connection with review of SEC filings. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax return review and assistance.

ADMINISTRATOR

U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

No administration fee information is provided since the Funds had not commenced operations prior to the date of this SAI.

TRANSFER AGENT

U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the Funds’ transfer agent and dividend disbursing agent.

Previous Administrator and Transfer Agent. ALPS Fund Services, Inc. (“ALPS”), located at 2430 W 7th Street, Suite 219102, Kansas City, MO 64105-1407, served as the administrator, fund accountant and transfer agent to the Acquired Fund. ALPS received fees from the Acquired Funds pursuant to its services agreements with the Acquired Funds.

ALPS received the following fees from the Acquired Funds during the past three fiscal years:

	April 30, 2025		April 30, 2024		April 30, 2023
	Emerald Growth Fund	Emerald Finance and Banking Innovation Fund	Emerald Growth Fund	Emerald Finance and Banking Innovation Fund	Emerald Growth Fund	Emerald Finance and Banking Innovation Fund
Administration	$632,373	$51,879	$552,693	$52,016	$476,614	$109,353
Transfer Agent	$174,066	$88,166	$176,278	$97,208	$166,536	$126,714
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FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., the Acquired Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements included in the Annual Report have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report and Semi-Annual Report may be obtained at no charge by calling 303-623-2577.

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APPENDIX A

Emerald Advisers, LLC
Proxy Voting Policy, Procedures and Guidelines
(as adopted by Emerald Mutual Fund Advisers Trust)

The Board of Directors of RBB has delegated the authority to develop policies and procedures relating to proxy voting to the Adviser.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, LLC (“EA LLC”) is entitled to vote. It is EA LLC’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity

In voting proxies, EA LLC will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EA LLC will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.

I.	BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A-1

A.	Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

●	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

●	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

●	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

●	Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

●	Votes should be withheld, on a case-by-case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

●	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

●	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

●	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.	Board Diversity. Emerald will generally support and votes should be cast in favor of proposals requiring diversity among a company’s Board of Directors. Using NASDAQ’s proposed rule 560(f)(2) as a guide, a diverse board should have two or more directors who self-identify as: (i) Female, (ii) an Underrepresented Minority, or (iii) LGBTQ+. Emerald will generally support and votes should be cast in favor of proposals seeking an explanation why a company does not meet this requirement.

●	For purposes of this section I.B, the following terms shall have the following meanings: “Female” shall mean an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth. “Underrepresented Minority” shall mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities. “LGBTQ+” shall mean an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender or a member of the queer community.

A-2

C.	Selection of Accountants: EA LLC will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

D.	Incentive Stock Plans. EA LLC will generally vote against all excessive compensation and incentive stock plans which are not performance related.

E.	Corporate restructuring plans or company name changes, will generally be evaluated on a case-by-case basis.

F.	Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EA LLC normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

G.	Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

H.	Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EA LLC will vote its shares on a case-by-case basis.

II.	CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case-by-case basis.

A.	Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.	Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1.	Classification of the Board of Directors:

A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2.	Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

A-3

3.	Unequal Voting Rights:

A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EA LLC adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4.	Supermajority Clauses:

These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5.	Fair Price Provisions:

These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them. Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6.	Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.

EA LLC will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Resolution: On a case-by-case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.

Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Resolution: EA LLC would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.

These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Resolution: On a case-by-case basis, EA LLC votes Against attempts by management to eliminate directors and management liability for their duty of care.

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d.	Compensation Plans (Incentive Plans)

Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type. Resolution: On a case-by-case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail

EA LLC would not support management in the payment of greenmail. Resolution: EA LLC would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting

Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EA LLC will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions

In Advance These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EA LLC will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting

A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

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i.	Disclosure

Resolution: EA LLC will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners

Resolution: EA LLC will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case-by-case basis, EA LLC will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements

EA LLC supports stockholders’ right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EA LLC will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes

EA LLC supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EA LLC will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III.	OTHER ISSUES

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility

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EA LLC, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa

EA LLC will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland

EA LLC will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EA LLC may manage a variety of corporate accounts that are publicly traded.

Policy date: 6/30/2024

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” - A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” - A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” - A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” - A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations. “P-2” - Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations. “NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories. “NR” - Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” - Securities possess high short-term default risk. Default is a real possibility.

“RD” - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation. “NR” - Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

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The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” - Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” - Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” - Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” - Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” - Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” - Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” - Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” - A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

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“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) - Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” - This indicates that a rating has not been assigned, or is no longer assigned.

B-4

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk. “Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. “Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. “C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” - Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

B-5

“BBB” - Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” - Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” - Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present “CCC” - A “CCC” rating indicates that substantial credit risk is present.

“CC” - A “CC” rating indicates very high levels of credit risk.

“C” - A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” - Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” - Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” - Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” - Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” - Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain.

Vulnerable to future events.

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“B” - Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” - Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” - A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” - A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” - This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

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Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. “NR” - Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” - Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

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Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non- financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue- level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committee.

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EMERALD INSIGHTS FUND
A Series of Financial Investors Trust

c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

July 25, 2025

Dear Shareholder:

A Special Meeting of Shareholders of Emerald Insights Fund, a series of Financial Investors Trust (the “Trust”), a Delaware statutory trust, has been scheduled for September 11, 2025 (the “Special Meeting”) and will be held at 1290 Broadway, Suite 1000, Denver, CO 80203 at 10:15 a.m. Mountain Time.

The purpose of the Special Meeting has been called to ask shareholders to:

Vote on the proposal to convert the Emerald Insights Fund (the “Acquired Fund”) into an exchange-traded fund (“ETF”) through the reorganization of the Acquired Fund into the F/m Emerald Special Situations ETF, a newly-created series (the “Acquiring Fund”) of The RBB Fund, Inc. (“RBB”), a Maryland corporation (the “Reorganization”).

The Acquiring Fund will be advised by F/m Investments LLC (“F/m”), an affiliate of Emerald Mutual Fund Advisers Trust (“Emerald”), the investment adviser to the Acquired Fund. Emerald will serve as sub-adviser to the Acquiring Fund.

The Acquired Fund and the Acquiring Fund have the same investment objectives. However, there are differences in the Acquired Fund’s and Acquiring Fund’s principal investment strategies and associated risk factors. In particular, the Acquiring Fund is subject to certain risks unique to operating as an actively-managed ETF and seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of companies experiencing unique, idiosyncratic situations and transformations (“Special Situations”). If shareholders approve the Reorganization, the Acquired Fund will be liquidated and dissolved following the Reorganization.

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which is included as Appendix A to these materials. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes. In connection with the Reorganization, shareholders of the Acquired Fund will receive ETF shares of the Acquiring Fund equal in value to the number of shares of the Acquired Fund they own (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). Accordingly, the Reorganization will not dilute the value of your investment.

The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization and contains detailed information about the proposal.

THE FOLLOWING “COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION” INCLUDES A DESCRIPTION OF REQUIRED ACTIONS FOR SHAREHOLDERS WHO HOLD SHARES OF THE ACQUIRED FUND IN ACCOUNTS THAT CANNOT HOLD ETF SHARES AND SHOULD BE READ CAREFULLY. For shareholders holding Acquired Fund shares in accounts that can hold shares of ETFs, assuming shareholder approval of the proposed Reorganization, no additional action will need to be taken prior to the Reorganization for the account to receive ETF shares.

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The Trust Board recommends that you vote “FOR” the proposed Reorganization of the Acquired Fund.

If you are a shareholder of record of the Acquired Fund as of the close of business on July 11, 2025, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by completing and signing the enclosed Proxy Card.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Please mark, sign and date the enclosed Proxy Card and promptly return it so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at the Special Meeting, through the toll-free number or the Internet address listed in the enclosed voting instructions.

If you have any questions, please call Sodali & Co. Fund Solutions toll-free at 1-888-773-3965 and they will be glad to assist you.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Acquired Fund.

Sincerely,

/	/s/ Lucas Foss
Lucas Foss
President
Financial Investors Trust

EMERALD INSIGHTS FUND
A Series of Financial Investors Trust

c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 11, 2025

To the Shareholders of the Emerald Insights Fund:

Notice is hereby given of a Special Meeting of the Shareholders of the Emerald Insights Fund (the “Acquired Fund”), to be held on September 11, 2025, at 10:15 a.m. Mountain Time, at 1290 Broadway, Suite 1000, Denver, CO 80203 (together with any adjournments or postponements thereof, the “Special Meeting”).

The Special Meeting is being called for the following purpose:

To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition by a newly created series of The RBB Fund, Inc., F/m Emerald Special Situations ETF, of all of the assets and assumption of the liabilities of the Emerald Insights Fund, in exchange, solely, for shares of the F/m Emerald Special Situations ETF; (ii) the pro rata distribution of such shares to the shareholders of the Emerald Insights Fund; and (iii) the complete liquidation and dissolution of the Emerald Insights Fund.

The enclosed materials provide additional information about the Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the reorganization (the “Reorganization”). A copy of the Reorganization Agreement, which more completely sets forth the terms of the proposed Reorganization of the Acquired Fund with and into the F/m Emerald Special Situations ETF (the “Acquiring Fund”) is attached as Appendix A to this Proxy Statement/Prospectus.

You are receiving this notice of the Special Meeting because you owned shares of the Acquired Fund as of the close of business on July 11, 2025 (the “Record Date”) and are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. If any other matter legally comes before the Special Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management of the Emerald Insights Fund. In the event that the necessary quorum to transact business or the vote required to approve the Reorganization Agreement with respect to the Acquired Fund is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.

Shareholders who do not expect to attend the Special Meeting are urged to complete, sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card. If you wish to attend the Special Meeting and vote your shares in person at that time, you will still be able to do so. The following attendees will be admitted to the Special Meeting: (1) all shareholders of record of the Acquired Fund as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons who the Board, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Special Meeting must present photo identification.

The Board recommends that you vote “FOR” the approval of the Reorganization Agreement to authorize the Reorganization with respect to the Acquired Fund.

By Order of the Board of Trustees of Financial Investors Trust

/s/ Brendan Hamill
Brendan Hamill

Secretary

July 25, 2025

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 11, 2025, at 10:15 a.m. Mountain Time, at 1290 Broadway, Suite 1000, Denver, CO 80203, or any adjournment or postponement thereof. This Notice of Special Meeting of Shareholders and the combined Proxy Statement/Prospectus are available on the Internet at (https://proxyvotinginfo.com/p/insights2025) or by calling 1-888-773-3965. We encourage you to access and review all of the important information contained in the proxy materials before voting.

EMERALD INSIGHTS FUND
A Series of Financial Investors Trust

1290 Broadway, Suite 1000
Denver, CO 80203

Special Meeting Of Shareholders to Be Held on September 11, 2025

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

YOUR VOTE IS VERY IMPORTANT!

Below are some commonly asked questions that are intended to help you understand the proposal on which shareholders of the Emerald Insights Fund (the “Acquired Fund”) are being asked to vote. The proposal is described in more detail in the enclosed combined Proxy Statement/Prospectus, which you should read carefully.

QUESTION: WHAT IS BEING PROPOSED?

ANSWER: The Acquired Fund currently operates as an open-end mutual fund. If the Agreement and Plan of Reorganization (the “Reorganization Agreement”) is approved by the Acquired Fund’s shareholders, the Acquired Fund will be converted into an exchange-traded fund (“ETF”) through the reorganization of the Acquired Fund into the F/m Emerald Special Situations ETF (the “Acquiring Fund”), as shown in the table below (the “Reorganization”).

An ETF is a pooled investment vehicle with shares that can be bought or sold throughout the day on stock exchanges at market prices. Unlike mutual funds, ETFs do not sell shares directly to, or redeem shares directly from investors. Rather, only financial institutions known as authorized participants are permitted to purchase and redeem shares directly from the ETF. The Acquiring Fund is a newly created series of The RBB Fund, Inc. (“RBB”) established solely for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund and is advised by F/m Investments LLC (“F/m”), an affiliate of Emerald Mutual Fund Advisers Trust, the investment adviser to the Acquired Fund. Emerald Mutual Fund Advisers Trust (“Emerald”) will serve as sub-adviser to the Acquiring Fund. The Acquiring Fund’s shares will be available for purchase by new and existing investors following the Reorganization.

Acquired Fund (series of Financial Investors Trust)	Acquiring Fund (series of The RBB Fund, Inc.)
Emerald Insights Fund	F/m Emerald Special Situations ETF

QUESTION: WHY ARE YOU SENDING ME THIS INFORMATION?

ANSWER: You are receiving the combined Proxy Statement/Prospectus because you owned shares of the Acquired Fund as of July 11, 2025 (the “Record Date”) and as a shareholder of the Acquired Fund you have a right to vote on the Reorganization involving the Acquired Fund.

QUESTION: WHAT WILL HAPPEN IF SHAREHOLDERS APPROVE THE REORGANIZATION AGREEMENT?

ANSWER: If the Reorganization Agreement is approved and all other closing conditions of the Reorganization under the Reorganization Agreement are satisfied or waived, on the expected closing date (on or about October 3, 2025, or as soon as reasonably practicable after shareholder approval is obtained and the closing conditions are met or waived) (the “Closing Date”), you will receive shares of the newly created series of RBB, the F/m Emerald Special Situations ETF (the “Acquiring Fund”), which will have the same aggregate net asset value (“NAV”) as the Acquired Fund shares you own immediately prior to the Reorganization (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any), and you will no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Acquiring Fund.

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Specifically, (1) the assets of the Acquired Fund will be acquired by the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund in exchange for Acquiring Fund shares; and (2) the Acquiring Fund shares received by the Acquired Fund in the exchange will then be distributed to shareholders of the Acquired Fund. After the Acquiring Fund shares are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be liquidated and dissolved.

In addition, if the Reorganization Agreement is approved by the Acquired Fund’s shareholders, immediately prior to the Reorganization, Class A shares, Class C shares and Investor Class shares of the Acquired Fund will be converted into Institutional Class shares of the Acquired Fund (without a contingent deferred sales charge or other charge) in preparation for the Reorganization.

The closing of the Reorganization, which is expected to occur on the Closing Date, is contingent upon the approval of the Reorganization Agreement by shareholders of the Acquired Fund and further conditioned upon certain other closing conditions, including, receipt of an opinion of counsel to the Acquiring Fund that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

QUESTION: HOW WILL I BE AFFECTED BY THE REORGANIZATION?

ANSWER: Following the Reorganization, you will become a shareholder of the Acquiring Fund, which is a series of RBB.

Additionally, upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund you owned immediately prior to the Reorganization, except that shares of the Acquiring Fund are not issued in fractional shares, and as a result, shareholders who hold fractional shares of the Acquired Fund will have such fractional shares redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will likely be taxable to some extent for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption. Shares of the Acquiring Fund will be transferred to your brokerage account, or if you do not have a brokerage account, the shares will be held by a stock transfer agent until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property).

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the Nasdaq Stock Market LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on the Exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs may also trade on some no transaction fee (NTF) platforms.

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QUESTION: How do the Acquired Fund’s and Acquiring Fund’s Investment Objectives, principal investment strategies and principal risks compare?

ANSWER: The Acquired Fund and the Acquiring Fund have the same investment objective, which is to seek long-term growth through capital appreciation. Both the Acquired Fund and the Acquiring Fund invest primarily in equity securities. However, there are differences in the Acquired Fund’s and Acquiring Fund’s principal investment strategies and associated risk factors. In particular, the Acquiring Fund is an actively-managed ETF that seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of companies experiencing unique, idiosyncratic situations and transformations (“Special Situations”)

As a shareholder of the Acquiring Fund, you will be subject to additional risks, including the following risks related to the Acquiring Fund’s ETF structure, options strategy, and investments in other investment companies experiencing Special Situations.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: The Acquiring Fund has a limited number of financial institutions that may act as Authorized Participants (as defined below) and engage in creation or redemption transactions directly with the Acquiring Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions.

●	Cash Transactions Risk: Unlike certain ETFs, the Acquiring Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Acquiring Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Acquiring Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/ or at an earlier date than if the Acquiring Fund had effected redemptions wholly on an in-kind basis.

●	Secondary Market Trading Risk: The Acquiring Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Acquiring Fund’s shares being delisted by the listing exchange.

●	Shares May Trade at Prices Other Than NAV Risk: Shares of the Acquiring Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Acquiring Fund’s shares may become less liquid in response to the deteriorating liquidity of the Acquiring Fund’s portfolio. This adverse effect on the liquidity of the Acquiring Fund’s shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Acquiring Fund or an active trading market for shares may result in shares trading at a significant premium or discount to NAV.

●	Special Situations Risk: The Acquiring Fund will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Acquiring Fund.

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The fundamental policies of the Acquiring Fund are substantially the same as the fundamental investment policies of the Acquired Fund. The Acquiring Fund has some different non-fundamental investment restrictions as compared to the Acquired Fund. Further information comparing the investment objectives, strategies, policies, and risks is included in the combined Proxy Statement/Prospectus.

QUESTION: WHAT ARE SOME FEATURES OF ETFS THAT DIFFER FROM MUTUAL FUNDS?

ANSWER: The following are some unique features of ETFs as compared to mutual funds:

Transparency. The Acquiring Fund will be a transparent ETF that operates with full transparency into its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at www.emeraldetfs.com.

Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that may accelerate the recognition of capital gain for shareholders. In contrast, shareholders of an ETF may benefit from the potential for greater tax efficiency with respect to the management of capital gains as a function of the in-kind creation and redemption process. The ETF structure permits an ETF to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming shareholders in an ETF that creates and redeems its shares in-kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares.

Sales of ETF shares on an exchange throughout the day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Sales only through a broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund’s, are not directly purchased or redeemed from the Acquiring Fund at NAV. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in block size creation units of 10,000 or more or multiples thereof, and only an Authorized Participant may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a creation unit. Acquiring Fund shares may only be purchased and sold on a stock exchange through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs may also trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAVs. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

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QUESTION: WILL ANY FUND PAY FEES ASSOCIATED WITH THE REORGANIZATION?

ANSWER: No. Emerald and/or its affiliates have agreed to pay all costs associated with the Reorganization, except for any related portfolio transaction costs. Portfolio transaction costs will be borne directly by the Acquired Fund shareholders. The Acquiring Fund will not bear any portfolio transaction costs in connection with the Reorganization, as it will have no operations or portfolio holdings prior to the Reorganization.

There may be certain foreign markets where the transfer of the Acquired Fund’s portfolio holdings to the Acquiring Fund, as a result of the Reorganization, is not permissible. In such instances, the Acquired Fund may need to dispose of such securities in advance of the Reorganization, which will result in the recognition of gain or loss to the Acquired Fund. The Registrant expects that the percentage of the Fund’s holdings that will need to be disposed of in advance of the Reorganization will be minimal. Approximately 80% of the Fund’s holdings are anticipated to be sold after the Reorganization. The expected turnover is a result of a change in investment strategy, and not driven by investment restrictions.

The portfolio repositioning to effect the Reorganization may result in the Acquired Fund and the Acquiring Fund investing in cash on a temporary basis pending purchase and settlement of investments made pursuant to the Acquiring Fund’s respective principal investment strategies. Uninvested cash may negatively impact the performance of the Acquired Fund and the Acquiring Fund.

Transaction costs associated with the repositioning of the portfolio following the Reorganization are expected to be approximately $0.01 per share. The total transaction cost will depend upon the number of shares of each security held in the portfolio. As of May 31, 2025 the Fund held 396,786 shares of stock. If 80% of the portfolio is sold at $0.01 per share, the estimated transaction cost would be approximately $3,175. Based on the Fund’s net assets of $20,490,646.88 as of May 31, 2025, this would represent approximately 0.016% of net assets. The Acquiring Fund will bear the cost of the repositioning.

As of the date of this Proxy Statement/Prospectus, it is not anticipated that dispositions of portfolio holdings by the Acquired Fund will result in the recognition of material amounts of capital gains by Acquired Fund shareholders because portfolio holdings that may need to be sold are in a net unrealized depreciated position. The amount of any capital gain or loss that ultimately might be realized because of dispositions of portfolio holdings of the Acquired Fund will depend on the net unrealized appreciation or depreciation of such holdings at the time such holdings are sold. Any capital gains realized by the Fund will be distributed in the ordinary course of business and are not expected to increase as a result of the Reorganization.

As of June 30, 2025, the Acquired Fund held $54,867 in net capital losses and had spillover capital gains of approximately $1,578,155, or $1.61 per share. These figures are estimates and subject to change depending on market conditions and the discretion of the portfolio management team. By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Acquired Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund. Whether any capital gains will ultimately be realized by shareholders—and when—will depend on how and when shareholders redeem ETF shares, and their individual tax situations.

QUESTION: HOW DO THE PURCHASE PROCEDURES OF THE FUNDS COMPARE?

ANSWER: The Acquired Fund offers Class A, Class C, Institutional Class, and Investor Class shares for purchase. The Acquiring Fund will offer only one class of shares. Acquiring Fund shares may be purchased on the Exchange, other national securities exchanges, electronic crossings networks and other alternative trading systems through your broker-dealer at market determined prices, which means that the market price per share of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

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No front-end sales charge or CDSC will be imposed on shares of the Acquired Fund exchanged for shares of the Acquiring Fund in connection with the Reorganization. No sales charges will be imposed on shares of the Acquiring Fund in connection with the Reorganization.

Please see “ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND – Purchase and Sale of Fund Shares” in the combined Proxy Statement/Prospectus for additional information regarding the purchase procedures for the Acquiring Fund.

QUESTION: HOW DO THE REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES OF THE FUNDS COMPARE?

ANSWER: Shares of the Acquired Fund may be sold (redeemed) at the next calculated NAV directly with the Acquired Fund each day that the New York Stock Exchange (the “NYSE”) is scheduled to be open for business. Unlike the Acquired Fund, individual shares of the Acquiring Fund are not sold at NAV per share directly by the Acquiring Fund. Shares of the Acquiring Fund generally may only be sold on exchanges and other trading platforms (with the exception of Authorized Participants who may purchase and redeem creation units directly with the Acquiring Fund).

As an ETF with only one class of shares, the Acquiring Fund does not provide for the exchange of shares.

Please see “ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND – Purchase and Sale of Fund Shares” in the combined Proxy Statement/Prospectus for additional information regarding the redemption and exchange privileges of the Funds.

QUESTION: WHAT DO I NEED TO DO TO PREPARE FOR THE REORGANIZATION?

ANSWER: It is important for you to determine in advance of the Reorganization that you hold your shares of the Acquired Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at the Acquired Fund’s transfer agent, or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares.

Transferring Acquired Fund shares to an already existing brokerage account. Transferring your shares from the Acquired Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account if the Reorganization is approved and you want to own the Acquiring Fund shares after the consummation of the Reorganization.

You should provide your broker with a copy of the quarterly statement from the Acquired Fund. The broker will require your account number with the Acquired Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

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Transferring Acquired Fund shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares. The broker where you hold the Acquired Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

In addition, prior to the consummation of the Reorganization, you may redeem your Acquired Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

If shares are held in an account that cannot accept ETF shares at the time of the Reorganization, such shares will be liquidated at that time, and the shareholder will receive the cash proceeds from the liquidation. The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and may constitute a taxable event to the shareholder. At this time, the Fund and U.S. Bank do not anticipate that any material fees or expenses will be charged in connection with the liquidation process.

QUESTION: ONCE THE REORGANIZATION IS COMPLETED, WHO WILL BE THE INVESTMENT ADVISER OF THE ACQUIRING FUND? WILL ANY OTHER SERVICE PROVIDERS CHANGE?

ANSWER: The Acquiring Fund will be managed by F/m and Emerald, whereas the Acquired Fund is managed by Emerald.

F/m will serve as the investment adviser and Emerald will serve as the investment sub-adviser to the Acquiring Fund. Subject to the supervision of the RBB Board of Directors (the “RBB Board”), F/m will manage the overall investment operations of the Acquiring Fund in accordance with the Acquiring Fund’s investment objective and policies and will formulate a continuing investment strategy for the Acquiring Fund pursuant to the terms of an investment advisory agreement between the Acquiring Fund and F/m. F/m and Emerald are affiliates. Emerald will implement quantitative and fundamental analysis to achieve best execution for the Acquiring Fund and is subject to oversight by F/m and the RBB Board. F/m and Emerald (as the Acquiring Fund’s investment adviser and sub-adviser, respectively) will owe the Acquiring Fund and its shareholders fiduciary duties. As of December 31, 2024, F/m provides investment advisory services to approximately $16.9 billion in assets. F/m has a principal address at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. Emerald has a principal business address at 3175 Oregon Pike, Leola, PA 17540.

The Acquiring Fund will be managed by the same portfolio management team as the Acquired Fund. The Acquiring Fund will have the same custodian and independent registered public accounting firm as the Acquired Fund. Although the Acquiring Fund’s administrator, fund accounting agent, transfer agent, distributor, and legal counsel differ from those of the Acquired Fund, such new service providers are expected to provide services to the Acquiring Fund of at least the same scope and quality as those provided to the Acquired Fund by the current service providers.

The table below provides information on the key service providers for the Acquired Fund and Acquiring Fund:

	Acquired Fund	Acquiring Fund
Adviser	Emerald Mutual Fund Advisers Trust	F/m Investments LLC
Sub-Adviser	N/A	Emerald Mutual Fund Advisers Trust
Custodian	U.S. Bank, N.A.	U.S. Bank, N.A.
Distributor	ALPS Distributors, Inc.	Quasar Distributors, LLC
Administrator	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Fund Accounting Agent	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Transfer Agent	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Davis Graham & Stubbs LLP	Faegre Drinker Biddle & Reath LLP

7

Please see “OTHER INFORMATION – Service Providers” in the combined Proxy Statement/Prospectus for additional information regarding the service providers for the Acquiring Fund.

QUESTION: WHAT IS THE RECOMMENDATION OF THE EMERALD INSIGHTS FUND BOARD?

ANSWER: After careful consideration of the circumstances and terms of the proposed Reorganization, at a meeting held on April 17, 2025, the Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) determined that the proposed Reorganization would be in the best interests of the Acquired Fund and its shareholders.

In determining to approve the Reorganization Agreement, and to recommend that shareholders of the Acquired Fund approve the Reorganization Agreement, the Board received information and made inquiries into all matters it deemed appropriate. Please see “INFORMATION ABOUT THE PROPOSED REORGANIZATION — Reasons for the Proposed Reorganization and Board Considerations” in the combined Proxy Statement/Prospectus for additional information regarding the factors considered by the Board.

The Board recommends that you vote “FOR” the approval of the Reorganization Agreement to authorize the Reorganization with respect to the Acquired Fund.

QUESTION: WILL I OWN THE SAME NUMBER OF SHARES OF THE ACQUIRING FUND AS I CURRENTLY OWN OF THE ACQUIRED FUND?

ANSWER:  It depends on the share class you currently hold. Institutional Class shareholders of the Acquired Fund will receive the same number of shares of the Acquiring Fund in the Reorganization. However, shareholders of Class A, Class C, and Investor Class shares of the Acquired Fund will be consolidated into Institutional Class shares of the Acquired Fund, and the number of shares received may differ from the number they currently hold. While you will not receive the same number of shares in connection with the Reorganization, shareholders of the Acquired Fund will receive ETF shares of the Acquiring Fund equal in aggregate value to the number of shares of the Acquired Fund they own immediately prior to the Reorganization (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). Accordingly, the Reorganization will not dilute the value of your investment.

QUESTION: WILL THE FEES AND EXPENSES OF THE ACQUIRING FUND BE lower than THE FEES AND EXPENSES OF THE ACQUIRED FUND?

ANSWER: Yes. Following the Reorganization, the Acquiring Fund’s total annual operating expenses (before waivers) are expected to be lower than the total annual operating expenses (before waivers) of the Acquired Fund. As of April 30, 2025, the expense ratio of the Acquired Fund was 1.51%, excluding Rule 12b-1 Plan and shareholder servicing fees. The expense ratio of the Acquiring Fund is expected to be 0.89%. Therefore, the expenses paid by the Acquired Fund’s shareholders will be lower after the Reorganization. The advisory fee to be paid by the Acquiring Fund to F/m will be higher than the fee paid by the Acquired Fund but, unlike the advisory fee for the Acquired Fund, the advisory fee for the Acquiring Fund is a unitary fee and includes the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. However, F/m will not be responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

8

Please see “PROPOSAL: APPROVAL OF THE REORGANIZATION OF THE EMERALD INSIGHTS FUND INTO THE F/M EMERALD SPECIAL SITUATIONS ETF, A NEWLY CREATED SERIES OF THE RBB FUND, INC. – Comparison of Fees and Expenses” in the combined Proxy Statement/Prospectus for additional information regarding how the fees and expenses of the Acquiring Fund compares.

QUESTION: WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

ANSWER: The Reorganization is expected to qualify as a “reorganization” for federal income tax purposes (under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not take place unless the Trust and RBB receive a legal opinion from Faegre Drinker Biddle & Reath LLP, counsel to the Acquiring Fund, to that effect. In general, the Acquired Fund is not expected to recognize any capital gain or loss as a direct result of the Reorganization, and shareholders of the Acquired Fund are not expected to recognize any gain or loss for federal income tax purposes upon receipt of shares of the Acquiring Fund in connection with the Reorganization. There may be certain foreign markets where the transfer of the Acquired Fund’s portfolio holdings to the Acquiring Fund, as a result of the Reorganization, is not permissible. In such instances, the Acquired Fund may need to dispose of such securities in advance of the Reorganization, which will result in the recognition of gain or loss to the Acquired Fund. As of the date of this Proxy Statement/Prospectus, it is not anticipated that dispositions of portfolio holdings by the Acquired Fund will result in the recognition of material amounts of capital gains by Acquired Fund shareholders because portfolio holdings that may need to be sold are in a net unrealized depreciated position. The amount of any capital gain or loss that ultimately might be realized because of dispositions of portfolio holdings of the Acquired Fund will depend on the net unrealized appreciation or depreciation of such holdings at the time such holdings are sold. You should consult your own tax adviser regarding the state and local tax consequences of the Reorganization and in light of your individual circumstances. The information about tax consequences in the combined Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization.

However, immediately prior to the Reorganization, shareholders will receive cash compensation for fractional shares of the Acquired Fund that they hold, if any. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

Please see “INFORMATION ABOUT THE PROPOSED REORGANIZATION – Federal Income Tax Consequences” in the combined Proxy Statement/Prospectus for additional information regarding the federal income tax consequences of the Reorganization.

9

QUESTION: WILL THERE BE ANY COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

ANSWER: No. There will be no commission or other transactional fee in connection with the Reorganization.

QUESTION: IF SHAREHOLDERS APPROVE THE REORGANIZATION AGREEMENT, WHEN WILL THE REORGANIZATION TAKE PLACE, AND WILL IT AFFECT MY ABILITY TO BUY AND SELL SHARES?

ANSWER: If approved and certain other closing conditions are met or waived, the Reorganization is expected to occur on or about October 3, 2025, or as soon as reasonably practicable after shareholder approval is obtained and the closing conditions are met or waived (the “Closing Date”). It is anticipated that shareholders may continue to purchase Acquired Fund shares until approximately three business days before the Closing Date and may continue to redeem Acquired Fund shares until approximately one business day before the Closing Date.  Any purchase or sales of Fund shares after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your Acquired Fund shares will automatically be converted to Acquiring Fund shares provided that your brokerage account can accept ETF shares. Following the Reorganization, you will receive a confirmation statement reflecting the number of Acquiring Fund shares owned. No certificates for shares will be issued in connection with the Reorganization.

QUESTION: WHAT HAPPENS IF THE REORGANIZATION AGREEMENT IS NOT APPROVED?

ANSWER: If the Reorganization Agreement is not approved or the Reorganization does not close for any reason, you would continue to hold shares of the Acquired Fund. The Board would determine what further action, if any, to take, which may include liquidation of the Acquired Fund.

QUESTION: HOW MANY VOTES AM I ENTITLED TO CAST?

ANSWER: You are entitled to one vote for each Acquired Fund share, and proportionate fractional votes for fractional shares, held in your name or on your behalf on the Record Date. Shareholders of record of the Acquired Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Reorganization Agreement.

QUESTION: HOW CAN I VOTE MY SHARES?

ANSWER: You can vote in any one of four ways:

●	By mail, by sending the enclosed proxy card (signed and dated) in the enclosed envelope;

●	Through the Internet, by going to the website listed on your proxy card;

●	By telephone, using the toll-free number listed on your proxy card; or

●	In person, by attending the Special Meeting.

Whichever method you choose, please take the time to read the full text of the combined Proxy Statement/Prospectus before you vote.

10

QUESTION: MAY I ATTEND THE SPECIAL MEETING IN PERSON?

ANSWER: Shareholders of record at the close of business on July 11, 2025 are entitled to attend the Special Meeting. Eligible shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of July 11, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Shareholders without proof of ownership and identification will not be admitted.

QUESTION: IF I VOTE MY PROXY NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

ANSWER: Yes. You may revoke your proxy vote at any time before it is voted at the Special Meeting by: (1) delivering a written revocation to the Secretary of the Emerald Insights Fund, at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203; (2) submitting a subsequently executed proxy card; or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card or vote by telephone or the Internet. This will help us to ensure that an adequate number of shares are present at the Special Meeting for consideration of the Reorganization.

QUESTION: WHAT IS THE REQUIRED VOTE TO APPROVE THE REORGANIZATION?

ANSWER: Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund within the meaning of the 1940 Act. This means the lesser of: (1) 67% or more of the Acquired Fund shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding Acquired Fund shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Acquired Fund.

QUESTION: WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT/PROSPECTUS?

ANSWER: Please call Sodali & Co. Fund Solutions (the “Proxy Solicitor”), the Acquired Fund’s information agent, at 1-888-773-3965. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

11

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

12

PROXY STATEMENT/PROSPECTUS
July 25, 2025

PROXY STATEMENT FOR:

EMERALD INSIGHTS FUND
A Series of Financial Investors Trust

c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

PROSPECTUS FOR:

F/M EMERALD SPECIAL SITUATIONS ETF
(NASDAQ: SPIT )
A series of The RBB Fund, Inc.

615 East Michigan Street
Milwaukee, Wisconsin 53202
609-731-6256

INTRODUCTION

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”) for use at a Special Meeting of Shareholders of the Emerald Insights Fund, a series of the Trust (the “Acquired Fund”), to be held on September 11, 2025, at 10:15 a.m. Mountain Time, at 1290 Broadway, Suite 1000, Denver, CO 80203 (together with any adjournments or postponements thereof, the “Special Meeting”). The F/m Emerald Special Situations ETF, a series of The RBB Fund, Inc. (“RBB”), is referred to herein as the “Acquiring Fund.” The Notice of Special Meeting, this Proxy Statement/Prospectus, and the proxy card are expected to be first mailed to shareholders of record on or about July 23, 2025.

The Special Meeting is being called for the following purposes:

Proposal:	Shareholders Entitled to Vote on the Proposal:

1.

To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition by a newly created series of The RBB Fund, Inc., the F/m Emerald Special Situations ETF, of all of the assets and assumption of the liabilities of the Emerald Insights Fund, in exchange, solely, for shares of the F/m Emerald Special Situations ETF; (ii) the pro rata distribution of such shares to the shareholders of the Emerald Insights Fund; and (iii) the complete liquidation and dissolution of the Emerald Insights Fund.

Shareholders of the Acquired Fund

The Reorganization referred to in the Proposal above is referred to as the “Reorganization.” The Agreement and Plan of Reorganization (the “Reorganization Agreement”) for the Reorganization is attached hereto as Appendix A.

i

The Reorganization Agreement provides that the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund in exchange for shares of common stock, par value $0.001 per share, of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of the Acquired Fund shares then outstanding, which shares will be distributed pro rata to the shareholders of the Acquired Fund, in complete liquidation and dissolution of the Acquired Fund. A Schedule of Investments of the Acquired Fund modified to show the effect of such change is not required and therefore, not included. There are no material differences in the accounting policies of the Acquired Fund as compared to the combined fund.

The closing of the Reorganization, which is expected to occur on or about October 3, 2025, is contingent upon the approval of the Reorganization Agreement by shareholders of the Acquired Fund. Any shareholder who owned shares of the Acquired Fund as of the close of business on July 11, 2025 (the “Record Date”) is receiving notice of the Special Meeting and will be entitled to vote at the Special Meeting on business related to the Acquired Fund. If any other matter legally comes before the Special Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management of the Trust. In the event that the necessary quorum to transact business or the vote required to approve the Reorganization Agreement is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.

The Board recommends that you vote “FOR” the approval of the Reorganization Agreement to authorize the Reorganization of the Acquired Fund.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Incorporation by Reference

This Proxy Statement/Prospectus is both a proxy statement for the Acquired Fund with respect to the Reorganization and a prospectus for the Acquiring Fund. As such, it contains information that the Acquired Fund shareholders should know about the Reorganization before voting on the Reorganization Agreement, and it also sets forth information about the Acquiring Fund that a prospective investor ought to know before investing. Shareholders should read this entire Proxy Statement/Prospectus carefully and retain it for future reference. If the Reorganization Agreement is approved, after the closing of the Acquired Fund’s Reorganization, you will no longer be a shareholder of the Acquired Fund, but would become a shareholder in the Acquiring Fund. For more information regarding the Acquired Fund, the Acquiring Fund and the proposed Reorganization, see the following documents, which have been filed with the SEC:

i.	The prospectus of the Acquired Fund dated August 31, 2024 (Accession No. 0001398344-24-014866), as supplemented to date, which is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

ii.	The audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund contained in the Acquired Fund’s annual report for the fiscal year ended April 30, 2025 (Accession No. 0001398344-25-012789), which is incorporated by reference and considered a part of this Proxy Statement/Prospectus.

iii.	The Acquiring Fund's prospectus and Statement of Additional Information, dated July 18, 2025 (Accession No. 0001398344-25-013355), which has been filed with the SEC, is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

iv.	A Statement of Additional Information (“SAI”), dated July 25, 2025, relating to this Proxy Statement/Prospectus, which is incorporated by reference and considered part of this Proxy Statement/Prospectus.

ii

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal and investing in an Acquiring Fund. You should read it and keep it for future reference. A Statement of Additional Information dated July 25, 2025, relating to this Proxy Statement/Prospectus, contains more information about the Reorganizations and the Acquiring Funds. The Statement of Additional Information has been filed with the SEC and is available upon request without charge by calling toll free 1-855-828-9909 or by visiting the Acquired Funds’ website at www.emeraldmutualfunds.com.

The Acquiring Fund has not yet commenced operations and thus has not yet published an annual or semi-annual report. The Acquiring Fund is newly organized and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund and will not commence operations until the Reorganization is completed.

The Acquired Fund will be the accounting survivor in the Reorganization, and the Acquiring Fund will assume the Acquired Fund’s historical performance after the consummation of the Reorganization.

The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

You may request free copies of the Acquired Fund’s prospectus, statement of additional information (including any supplement thereto), and annual reports by calling 1-855-828-9909. You may request free copies of the Acquiring Fund’s prospectus and statement of additional information, and the SAI relating to this Proxy Statement/Prospectus by calling 1-800-617-0004.

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

iii

PROXY STATEMENT/PROSPECTUS
July 25, 2025

Page
SUMMARY	1
PROPOSAL: APPROVAL OF THE REORGANIZATION OF THE EMERALD INSIGHTS FUND INTO THE F/M EMERALD SPECIAL SITUATIONS ETF, A NEWLY CREATED SERIES OF THE RBB FUND, INC.	1
Organization	2
Comparison of Fees and Expenses	2
Comparison of Investment Objectives & Principal Investment Strategies	4
Comparison of Principal Investment Risks	8
Acquired Fund Performance	21
ADDITIONAL INFORMATION RELEVANT TO THE PROPOSAL	23
Comparison of Fundamental and Non-Fundamental Policies of the Acquired Fund and the Acquiring Fund	23
Comparison of Management of the Funds	27
Portfolio Managers of the Acquiring Fund	29
Purchase and Sale of Fund Shares	30
Tax Information	31
Payments to Broker-Dealers and Other Financial Intermediaries	31
INFORMATION ABOUT THE PROPOSED REORGANIZATION	31
The Agreement and Plan of Reorganization	31
Reasons for the Proposed Reorganization and Board Consideration	33
Federal Income Tax Consequences	34
Description of the Acquiring Fund’s Securities to Be Issued and Shareholder Rights	36
Capitalization	36
ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND	37
Pricing of Fund Shares	37
Purchase and Sale of Fund Shares	38
Redemption of Creation Units	43
Premium/Discount and Share Information	46
Dividends and Distributions	46

Frequent Purchases and Redemptions	47
Taxes	47
OTHER INFORMATION	51
Distribution Arrangements	52
Distribution and Service Plan	52
Board Members and Officers	53
Service Providers	53
Charter Documents	53
Quorum and Voting	60
Share Ownership	61
Solicitation of Proxies	62
Shareholder Proposals for Subsequent Shareholder Meetings and Board Communications	63
Other Matters to Come Before the Special Meeting	64
Copies of Fund Information	64
Availability of Additional Information	64
APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – FINANCIAL HIGHLIGHTS	B-1

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

The Board of Directors of RBB (the “RBB Board”) at a meeting held on February 5-6, 2025, and the Board at a meeting held April 17, 2025, including all of the Board members who are not “interested persons” (the “Independent Board Members”) of RBB and the Trust, as applicable, under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides, with respect to the Acquired Fund, for the transfer of all of the assets to and assumption of liabilities by the Acquiring Fund, in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any) and the termination of the Acquired Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Acquired Fund. The Reorganization, if approved by shareholders of the Acquired Fund and if certain closing conditions are met or waived, is scheduled to be effective as of the close of business on October 3, 2025, or on such earlier or later date as the officers of the Acquired Fund and the Acquiring Fund may mutually agree (the “Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shareholder’s Acquired Fund shares as of the Closing Date (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). If shareholders of the Acquired Fund do not vote to approve the Reorganization Agreement, the Reorganization will not occur with respect to the Acquired Fund.

For the reasons set forth below in “INFORMATION ABOUT THE PROPOSED REORGANIZATION — Reasons for the Proposed Reorganization and Board Considerations” the Board, including all of the Independent Board Members, has concluded that the Acquired Fund’s participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Acquired Fund and recommending that shareholders of the Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The RBB Board has also approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization of the Acquired Fund will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting shares” of the Acquired Fund is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares of the Acquired Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Acquired Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Acquired Fund. See “OTHER INFORMATION — Quorum and Voting” in this Proxy Statement/Prospectus.

PROPOSAL: APPROVAL OF THE REORGANIZATION OF THE EMERALD INSIGHTS FUND INTO THE F/M EMERALD SPECIAL SITUATIONS ETF, A NEWLY CREATED SERIES OF THE RBB FUND, INC.

The Proposal requests your approval of the Reorganization Agreement on behalf of the Acquired Fund pursuant to which the Acquired Fund will be reorganized into the Acquiring Fund, a series of RBB.

This discussion summarizes and compares various features of the Acquired Fund and the Acquiring Fund, including but not limited to, each Fund’s organization, investment objective, fees and expenses, primary investment strategies and risks, and, with respect to the Acquired Fund only, historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Acquired Fund’s prospectus, which is incorporated by reference. There is no assurance that a Fund will achieve its investment objective.

Organization

The Acquired Fund is a series of the Trust, a Delaware statutory trust. The Acquiring Fund is a series of RBB, a Maryland corporation. Both the Trust and RBB are registered open-end management investment companies. The Acquiring Fund is a newly created series of RBB established solely for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund and continuing the Acquired Fund’s business after consummation of the Reorganization. The Acquiring Fund has not yet commenced operations and therefore has no performance history and will not assume the historical performance of the Acquired Fund after its Reorganization.

Comparison of Fees and Expenses

Following the Reorganization, the Acquiring Fund is expected to have a lower total expense ratio (before waivers) than the Acquired Fund. The Acquiring Fund’s management fee will be structured as a unitary fee, meaning that the advisory fee to be paid by the Acquiring Fund to F/m Investments LLC (the “Adviser” or “F/m”) will be higher than the fee paid by the Acquired Fund, but, unlike the current advisory fee for the Acquired Fund, will include the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. However, F/m will not be responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The table below shows the fees and expenses that you would pay if you were to buy, hold and sell shares of the Acquired Fund and the Acquiring Fund, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The fees and expenses in the tables appearing below are based on the actual fees and expenses (with Other Expenses estimated for the current fiscal year) paid by the Acquired Fund for the fiscal year ended April 30, 2025 and the anticipated expenses of the Acquiring Fund during its first year of operation.

The tables show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets for the fiscal year ended April 30, 2025. The table for the Acquiring Fund reflects only one share class. In comparing the fees and expenses of the Acquired Fund and the Acquiring Fund on a pro forma basis, you should consider which share class you currently own to consider differences in fee structure. The fee table does not reflect the costs associated with the Reorganization. There is no separate pro forma combined column because the Acquiring Fund’s pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker which are not reflected in the tables and examples below.

TABLE OF SHAREHOLDER FEES

	Current Shares (Acquired Fund)				Pro Forma Shares (Acquiring Fund)
	A	C	Institutional	Investor
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	0.00%	0.00%	0.00%	N/A
Maximum Deferred Sales Charge for redemptions within one year of purchase (as a percentage of original cost or redemption proceeds)	0.00%	1.00%	0.00%	0.00%	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%	0.75%	0.89%
Distribution and/or Service (12b-1) Fees	0.35%	0.75%	N/A	0.25%	N/A
Total Other Expenses	0.76%	1.01%	0.81%	0.91%	0.00%
Other Fund Expenses(1)	0.76%	0.76%	0.76%	0.76%	0.00%
Shareholder Services Fees	N/A	0.25%	0.05%	0.15%	N/A
Total Annual Fund Operating Expenses(2)	1.86%	2.51%	1.56%	1.91%	0.89%
Fee Waiver and Expense Reimbursement	-0.51%	-0.51%	-0.51%	-0.51%	0.00%
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	1.35%	2.00%	1.05%	1.40%	0.89%

(1)	“Other Fund Expenses” have been estimated to reflect expenses to be incurred during the current fiscal year.
(2)	Emerald Mutual Fund Advisers Trust (“Emerald”) has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Acquired Fund’s operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Acquired Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2026. Emerald will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Acquired Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Acquired Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap then in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. Emerald may not discontinue this waiver, prior to August 31, 2026, without the approval by the Acquired Fund’s Board of Trustees.

EXAMPLE

These Examples are intended to help you compare the cost of investing in the Class A shares, Class C shares, Investor Class shares and Institutional Class shares of the Acquired Fund with the cost of investing in the Acquiring Fund shares, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver, if applicable, for the contractual period above and the Total Annual Fund Operating Expenses thereafter. The Example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Funds in the secondary market. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund
Class A Shares	$606	$985	$1,387	$2,509
Class C Shares (with Redemption)	$303	$733	$1,289	$2,803
Class C Shares (without Redemption)	$203	$773	$1,289	$2,803
Institutional Class Shares	$107	$443	$801	$1,811
Investor Class Shares	$143	$550	$984	$2,188
Acquiring Fund (pro forma assuming consummation of the Reorganization)	$91	$284	$493	$1,096

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally will indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the fiscal year ended April 30, 2025, the Acquired Fund’s portfolio turnover rate was 65% of the average value of its portfolio. Because the Acquiring Fund has not yet commenced operations, it does not have a portfolio turnover rate to disclose, but the portfolio turnover rate for the Acquiring Fund is expected to be comparable to the portfolio turnover rate for the Acquired Fund.

Comparison of Investment Objectives & Principal Investment Strategies

The Acquiring Fund is a separate series of RBB and has been created solely for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund and will not conduct any investment operations until after consummation of the Reorganization. The Acquired Fund and the Acquiring Fund have the same investment objective to seek long-term growth through capital appreciation. Both the Acquired Fund and the Acquiring Fund invest primarily in equity securities. However, there are differences in the Acquired Fund’s and Acquiring Fund’s principal investment strategies and associated risk factors. In particular, the Acquiring Fund is an actively-managed ETF that seeks to achieve its objective by investing under normal circumstances at least 80% of its assets invested in companies experiencing unique, idiosyncratic situations and transformations “Special Situations.” In addition, the investment process that Emerald will use to select investments and determine when to sell securities for the Acquiring Fund is different than the process that Emerald, the Acquired Fund’s investment adviser, currently uses for the Acquired Fund. The investment process of Emerald is set forth below and in the Acquired Fund’s prospectus, which is incorporated by reference.

	Acquired Fund	Acquiring Fund
Investment Objective

The Acquired Fund seeks long-term growth through capital appreciation.

The Acquired Fund’s investment objective is non-fundamental and can be changed by the Board without approval of a majority of the outstanding voting securities.

Same.

Similarly, the Acquiring Fund’s investment objective is non-fundamental and may be changed by the RBB Board without shareholder approval with at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies	Under normal conditions, the Acquired Fund typically invests in equity securities of U.S. and foreign companies, including common stocks, preferred stocks, and securities convertible into common or preferred stocks. The Acquired Fund utilizes a fundamental approach to choosing securities: Emerald’s research staff conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group, generally considered to be, growth companies. Emerald favors companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant attention from published analysts or other institutional investors. The Acquired Fund can invest in companies from a wide range of industries and of various sizes. The Acquired Fund will invest primarily in mid and small-size companies. Emerald typically defines mid-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 3000® Growth Index. As of July 1, 2024, the Russell 3000® Growth Index included securities issued by companies that ranged in size between $18 million and $3.4 trillion. Emerald typically defines small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Growth Index. As of July 1, 2024, the Russell 2000 Growth Index included securities issued by companies that ranged in size between $18 million and $10.7 billion. The Acquired Fund generally sells investments when Emerald concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

The Acquiring Fund is an actively managed exchange-traded fund (“ETF”) and invests primarily in equity securities of companies experiencing unique, idiosyncratic situations and transformations (“Special Situations”), selected by Emerald Mutual Fund Advisers Trust (“Emerald”)the Acquiring Fund’s investment sub-adviser, under the supervision of F/m. Emerald’s research staff conducts company-specific research analysis to identify securities of the companies in which an unusual and possibly non-repetitive development is taking place which, in the opinion of Emerald , may cause the securities to attain a higher market value independently, to a degree, than the trend in the securities market in general.

Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies experiencing Special Situations (the “80% Policy”). The Acquiring Fund considers that the Special Situation developments may include:

●    Technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in RBB’s business;

●    Corporate reorganization;

Acquired Fund	Acquiring Fund

●    Recapitalization or other development involving a security exchange or conversion;

●    Material acquisition or transformational merger;

●    Spin-out, divestiture, liquidation or distribution of cash, securities or other assets;

●    Significant business model changes;

●    Material change in ownership;

●    Material or transformational contracts;

●    Impacts from business/external disruptions;

●    Litigation which, if resolved favorably, would improve the value of such company’s stock;

●    New or changed management;

●    Price dislocation;

●    Changes in governmental legislation, industry regulations, policy oversight, etc.

●    Macroeconomic and industry catalysts

●    Positive or negative legislative or regulatory approvals or actions

Emerald’s research process includes utilizing its proprietary 10-Step Research Process in prescreening potential investments. This includes, but is not limited to, the review of SEC filings, annual reports, financial statements, patents/other intellectual property, press releases and news stories, conducting surveys, monitoring patient groups, attending industry trade shows/conferences, meeting with management, interviewing customers, industry contacts, medical professionals, key opinion leaders, competitors, suppliers and distributors, developing financial and valuation models, reviewing third-party, peer-reviewed and internal research, and communicating and collaborating with fellow investment team members.

The Acquiring Fund can invest in companies from a wide range of industries and of various sizes. The Acquiring Fund’s investment universe is not limited by market capitalization. Special Situations may often involve comparatively small companies which are not well known, and which have not been closely watched by investors generally, but may also involve larger companies.

Acquired Fund	Acquiring Fund

The Acquiring Fund may invest in companies engaged in financial technology-related activities including decentralized finance and distributed ledger technology. Financial technology is the application of new technological advancements to products and services in the financial industry, seeking to improve and automate the delivery and use of financial services. Financial technology helps companies and consumers better manage their financial operations by utilizing specialized software. Financial technology companies compete with traditional financial methods in the delivery of financial services. Mobile banking, peer-to-peer lending, decentralized ledger technology and cryptocurrency are examples of financial technology. The Acquiring Fund may also invest in companies that are engaged in the use of, or have exposure to, distributed ledger technology (“DLT”) and blockchain. The mechanics of using DLT, including blockchain, to transact in assets, including securities, is relatively new and untested and there is no assurance that widespread adoption will occur.

Equity securities in which the Acquiring Fund may invest include common stock, preferred stock, convertible preferred stock, shares of other investment companies and real estate investment trusts (“REITs”), and depositary receipts. The Acquiring Fund may invest in shares of companies through private placements, warrants, rights, and initial public offerings. The Acquiring Fund may invest in stocks of special purpose acquisition companies (“SPACs”). The Acquiring Fund will not invest more than 10% of its portfolio in SPACs at the time of purchase. The Acquiring Fund does not target a particular form of SPAC, with the exception that the SPAC must have identified an acquisition target at or prior to the time of the Acquiring Fund’s investment.

Acquired Fund	Acquiring Fund

The Acquiring Fund intends to invest primarily in U.S. companies, but it may invest up to 10% of its net assets in foreign companies listed on a U.S. exchange. A company is deemed to be a foreign company if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity security is located outside the United States; (ii) a majority of the issuer’s revenues are derived from outside the United States; or (iii) a majority of the issuer’s assets are located outside the United States. The Acquiring Fund may invest in shares of companies through initial public offerings and private placements.

The Acquiring Fund generally sells investments when Emerald concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

The Acquiring Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code.

While F/m intends to fully invest the Acquiring Fund’s assets at all times in accordance with the above-mentioned strategies, the Acquiring Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash, eligible U.S. dollar-denominated money market instruments, or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities, and make investments inconsistent with its investment objective. F/m will determine when market conditions warrant temporary defensive measures. Accordingly, during such periods, the Acquiring Fund may not achieve its investment objective.

Comparison of Principal Investment Risks

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in the Acquiring Fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Investment Risks.”

The principal risks of investing in the Acquiring Fund and the Acquired Fund are shown in the chart below. Some of the principal risks are similar, and the Acquiring Fund has additional principal risks. As illustrated below, certain differences in the Acquired Fund and Acquiring Fund’s principal risk factors are related to the fact that the Acquired Fund is a traditional open-end mutual fund and the Acquiring Fund is an ETF. Additionally, certain risks of the Acquiring Fund arise from its principal investment strategies, which are specific to its focus on investing in companies experiencing unique, idiosyncratic situations and transformations. These strategy-specific risks are unrelated to the Acquiring Fund’s ETF structure and reflect the distinct investment approach of the Acquiring Fund.

As with any investment, you could lose all or part of your investment in the Funds, and each Fund’s performance could trail that of other investments. There is no guarantee that the Funds will achieve their investment objective. The Funds are subject to the principal risks noted in the chart below, any of which may adversely affect such Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.	Concentration Risk. The Acquiring Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Acquiring Fund’s investments more than the market as a whole, to the extent that the Acquiring Fund invests more heavily in a particular issue, issuer or issuers, country, market segment, industries, project types, or asset class.
Not a principal risk of the Acquired Fund.	Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.
Not a principal risk of the Acquired Fund.	Currency Risk. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Acquiring Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Acquiring Fund generally does not seek to hedge currency risk, and although Emerald considers currency risks as part of its investment process, its judgments in this regard may not always be correct.
Not a principal risk of the Acquired Fund.	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Acquiring Fund assets, Acquiring Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Acquiring Fund, F/m, Emerald, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Acquiring Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Acquiring Fund, F/m and Emerald have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Acquiring Fund, F/m or Emerald. Successful cyber-attacks or other cyber-failures or events affecting the Acquiring Fund or its service providers may adversely impact and cause financial losses to the Acquiring Fund or its shareholders. Issuers of securities in which the Acquiring Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.	Depositary Receipts Risk. The Acquiring Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary receipts (“EDRs”), Global Depositary receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Acquiring Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts may be issued in a sponsored program, in which an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, in which the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers.
Not a principal risk of the Acquired Fund.	Distributed Ledger Technology (“DLT”) and Blockchain Investments Risk. The Acquired Fund may invest in companies listed on U.S. and Canadian exchanges that are engaged in the use of, or have exposure to, DLT and blockchain. The mechanics of using DLT, including blockchain, to transact in assets, including securities, is relatively new and untested and there is no assurance that widespread adoption will occur. DLT and blockchain are subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could negatively impact the companies in which the Acquired Fund invests. Companies in which the Acquired Fund invests may also be subject to the risk of fraud and cybersecurity threats and intellectual property claims. A significant disruption of internet connectivity could impede the functionality of these technologies and could adversely affect the Acquired Fund.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.	Emerging Markets Risk. The Acquiring Fund may have exposure to securities in emerging markets. Emerging Markets are defined by the Adviser as countries that are generally considered by major international financial institutions, such as the World Bank, to be less economically mature than developed nations. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.
Equity Securities Risk. The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Acquired Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The price of equity securities can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues.	Equity Securities Risk. The Acquiring Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.

ETF Risk. The Acquiring Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than Net Asset Value (“NAV”) Risk.”

●    Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to its net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy shares in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in shares.

Acquired Fund	Acquiring Fund

●    Cash Transactions Risk. Unlike certain ETFs, the Acquiring Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Acquiring Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Acquiring Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/ or at an earlier date than if the Acquiring Fund had effected redemptions wholly on an in-kind basis.

●    Secondary Market Trading Risk. Although shares are listed on a national securities exchange, the Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Acquiring Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Acquiring Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●    Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Acquiring Fund shares will vary significantly from the Acquiring Fund’s NAV. Where all or portion of the Acquiring Fund’s underlying securities trade in a foreign market that is closed when the market in which the Acquiring Fund’s shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Acquiring Fund’s domestic trading day.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.	Financial Technology Risk. The Acquiring Fund may invest in companies engaged in financial technology-related activities. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Financial technology companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. These financial technology companies may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, financial technology companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Foreign Securities Risk. To the extent the Acquired Fund invests in securities of foreign (non-U.S.) companies, the Acquired Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Acquired Fund’s investments to decline.

●    Canadian Securities Risk: The Fund may invest in the securities of companies listed for trading in Canada. Investments in Canadian issuers may subject the Fund to regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Foreign Investments Risk. The Acquiring Fund may invest in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, less stringent investor protections, unreliable and untimely information about issuers, and political and economic instability. Foreign securities in which the Acquiring Fund invests may be traded in markets that close before the time that the Acquiring Fund calculates its NAV. Furthermore, certain foreign securities in which the Acquiring Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Acquiring Fund does not calculate its NAV. As a result, the value of the Acquiring Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.

Acquired Fund	Acquiring Fund
Growth Stocks Risk. Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share Emerald’s assessment of an investment’s long-term growth, the Acquired Fund may underperform other mutual funds or stock indexes.	Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Acquiring Fund. Growth stock prices also tend to be more volatile than the overall market. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Acquiring Fund’s return may be adversely affected during a market downturn and when growth stocks are out of favor.
Not a principal risk of the Acquired Fund.	Illiquid Investments Risk. Investing in illiquid investments is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Acquiring Fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Acquiring Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities. Less liquid securities that the Acquiring Fund may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Acquiring Fund’s ability to buy or sell such securities.
Not a principal risk of the Acquired Fund.	Initial Public Offerings (“IPOs”) Risk. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Acquiring Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.	Issuer Risk. The performance of the Acquiring Fund depends on the performance of individual securities or other assets to which the Acquiring Fund has exposure. The value of securities or other assets may decline, or perform different from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Not a principal risk of the Acquired Fund.	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
Not a principal risk, but is a non-principal risk, of the Acquired Fund.	Liquidity Risk. Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Acquiring Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Acquiring Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Acquiring Fund’s investments when it needs to dispose of them. If the Acquiring Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Acquiring Fund. Liquidity issues may also make it difficult to value the Acquiring Fund’s investments.
Managed Portfolio Risk. Emerald’s investment strategies or choice of specific securities may be unsuccessful and may cause the Acquired Fund to incur losses.	Management Risk. The Acquiring Fund is subject to management risk as an actively-managed investment portfolio. Emerald’s investment approach may fail to produce the intended results. Emerald has limited experience in managing ETFs. Accordingly, shareholders in the Acquiring Fund bear the risk that Emerald Advisers limited experience may impact its effectiveness.
Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues. Historically, markets have moved in cycles, and the value of the Acquired Fund’s securities may fluctuate drastically from day to day. The Acquired Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Acquired Fund.	Market Risk. The NAV of the Acquiring Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Acquiring Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets.

Acquired Fund	Acquiring Fund
Small and Medium Capitalization Stocks Risk. Investment in securities of small or medium-sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.	Micro-Cap and Small Cap Companies Risk. Investments in securities of micro- and small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of micro- and small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some micro- and small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Micro- and small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
Small and Medium Capitalization Stocks Risk. Investment in securities of small or medium-sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.	Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.
Not a principal risk of the Acquired Fund.	Operational Risk. The Acquiring Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Acquiring Fund’s service providers, counterparties, or other third parties, failed or inadequate processes or technology or systems failures. The Acquiring Fund and F/m seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.	Preferred Stock Risk. Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock generally pays dividends only after RBB makes required payments to creditors. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in RBB’s financial condition or prospects.
Not a principal risk of the Acquired Fund.	Private Placements Risk. Investments in private placements could decrease the Acquiring Fund’s liquidity profile or prevent the Acquiring Fund from disposing of such securities promptly at advantageous prices. Private placements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available, and the Acquiring Fund might be unable to dispose of such securities promptly or at prices reflecting their true value. Transaction costs may be higher for these securities, and the Acquiring Fund may only get limited information about the issuer of a private placement security, so it may be less able to anticipate a loss.
Not a principal risk of the Acquired Fund.	REITs Risk. Real estate investment trusts (“REITs”) may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS) and liquidity risks. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than larger company securities.

Acquired Fund	Acquiring Fund
Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. In addition. REITs could fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The Acquiring Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.
Not a principal risk of the Acquired Fund.	Risk of Investing in the United States. Certain changes in the United States economy, such as when the economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Acquiring Fund has exposure.
Technology Sector Risk. To the extent the Acquired Fund invests in technology companies, the Acquired Fund is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Sector Risk. To the extent the Acquiring Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

●   Technology Sector Risk. To the extent the Acquiring Fund invests a significant portion of its assets in technology companies, the Acquiring Fund is particularly vulnerable to factors affecting the technology section. In addition to market or economic factors, companies in the technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

Not a principal risk of the Acquired Fund.	Securities Issued by Other Investment Companies Risk. The Acquiring Fund may invest in shares of other investment companies, including other mutual funds, money market funds, ETFs, exchange-traded products, holding company depository receipt (“HOLDRs”), unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Shareholders of the Acquiring Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Acquiring Fund invests and these fees and expenses are in addition to the fees and expenses that Acquiring Fund shareholders directly bear in connection with the Acquiring Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. These regulatory changes may adversely impact the Acquiring Fund’s investment strategies and operations.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.	Special Purpose Acquisition Company Risk. The Acquiring Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs’). SPACs are often subject to extreme price volatility and speculative trading. SPACs may have little to no liquidity, and may trade at a discounted NAV. SPACs are “blank check” companies with no operating history. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to complete a profitable acquisition. The value of a SPAC’s securities can by highly volatile and may depreciate over time. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. Among other conflicts of interest, an investment in a SPAC may include the potential for misalignment of incentives in the structure of the SPAC.
Not a principal risk of the Acquired Fund.	Special Situations Risk. The Acquiring Fund will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Acquiring Fund.

Acquired Fund	Acquiring Fund
Not a principal risk of the Acquired Fund.	Turnover Rate Risk. The Acquiring Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes the Acquiring Fund to incur higher brokerage costs, which may adversely affect the Acquiring Fund’s performance and may produce increased taxable distributions. The Acquiring Fund’s portfolio turnover rate is expected to vary from year to year.
Not a principal risk of the Acquired Fund.	Warrants and Rights Risk. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have the voting rights of common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments.

Acquired Fund Performance

The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. The Acquiring Fund has no assets or liabilities and been created in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund.

The Acquired Fund will be the accounting survivor in the Reorganization, and the Acquiring Fund will assume the Acquired Fund’s historical performance after the consummation of the Reorganization.

Bar Chart and Performance Table

The bar charts and performance tables that follow provide some indication of the risks and variability of investing in the Acquired Fund. The bar charts show the performance of the Acquired Fund’s Shares from year to year. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Acquired Fund. If sales charges were included, the returns would be lower. Each table shows how the Acquired Fund’s average annual returns for one year, five year, ten year and since inception period compares with those of a broad-based securities market index as well as supplemental indexes.

The performance information that follows reflects the performance of the Acquired Fund from their inception until December 31, 2024. The Acquired Fund's past performance (before or after taxes) is not necessarily an indication of how the Acquired Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-855-828-9909.

Emerald Insights Fund

Class A Shares
Annual Total Returns (Year Ended December 31):

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-0.49%
3.44%
22.55%
-9.11%
36.24%
49.66%
23.27%
-31.12%
40.81%
25.34%
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024

The Class A share's year-to-date return through June 30, 2025 was 8.20%. During the periods shown in the bar chart, the highest return for a quarter was 35.17% during the quarter ended June 30, 2020 and the lowest return for a quarter was -23.71% during the quarter ended June 30, 2022.

Average Annual Total Returns
For the Periods Ended December 31, 2024

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years	Since Inception
Class A Shares
– Return Before Taxes	19.42%	16.39%	12.81%	12.49%
– Return After Taxes on Distributions*	19.24%	14.39%	11.23%	10.98%
– Return After Taxes on Distributions and Sale of Fund Shares	11.63%	12.47%	9.99%	9.77%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%	12.81%
– Russell 3000 Growth Index TR (reflects no deduction for fees, expenses, or taxes)***	32.46%	18.25%	16.22%	16.43%
Class C Shares
– Return Before Taxes	23.76%	16.81%	12.64%	12.29%
– Return After Taxes on Distributions*	23.56%	14.67%	10.99%	10.71%
– Return After Taxes on Distributions and Sale of Fund Shares	14.21%	12.79%	9.83%	9.58%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%	12.81%
– Russell 3000 Growth Index TR (reflects no deduction for fees, expenses, or taxes)***	32.46%	18.25%	16.22%	16.43%
Institutional Class Shares
– Return Before Taxes	25.60%	17.87%	13.69%	13.33%
– Return After Taxes on Distributions*	25.42%	15.89%	12.13%	11.84%
– Return After Taxes on Distributions and Sale of Fund Shares	15.28%	13.72%	10.78%	10.53%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%	12.81%
– Russell 3000 Growth Index TR (reflects no deduction for fees, expenses, or taxes)***	32.46%	18.25%	16.22%	16.43%
Investor Class Shares
– Return Before Taxes	25.14%	17.46%	13.30%	12.94%
– Return After Taxes on Distributions*	24.95%	15.43%	11.71%	11.42%
– Return After Taxes on Distributions and Sale of Fund Shares	15.02%	13.36%	10.43%	10.17%
– Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)**	23.81%	13.86%	12.55%	12.81%
– Russell 3000 Growth Index TR (reflects no deduction for fees, expenses, or taxes)***	32.46%	18.25%	16.22%	16.43%

*	Broad-based securities market index.
**	Additional index.

(1)	Cumulative since inception total returns were 12.49%, 13.31% and 11.96% for the Emerald Insights Fund the S&P 500® Index and the Dow Jones Industrial Average™ Index, respectively, for the period August 1, 2014 (inception date of the Acquired Fund) to December 31, 2024.

ADDITIONAL INFORMATION RELEVANT TO THE PROPOSAL

Comparison of Fundamental and Non-Fundamental Policies of the Acquired Fund and the Acquiring Fund

Fundamental Investment Policies

The Acquired Fund and the Acquiring Fund have each adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of: (i) 67% or more of the shares of a fund present or represented by proxy at the meeting, if at least 50% of all outstanding shares of the fund are present at the meeting or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a fund. Unless otherwise stated, all policies and limitations of the Funds other than the fundamental investment policies described below are non-fundamental and can be changed by the Acquired Fund’s or Acquired Fund’s board, respectively, without shareholder approval.

The following tables list the fundamental investment policies for the Acquired Fund and the fundamental investment policies for the Acquiring Fund. Although the Funds present their fundamental investment policies differently, the fundamental investment policies of the Acquired Fund are substantially the same as the fundamental investment policies of the Acquiring Fund.

Acquired Fund	Acquiring Fund
The Acquired Fund will not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Acquired Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Acquired Fund receives subscription rights to purchase securities of an issuer whose securities the Acquired Fund holds, and if the Acquired Fund exercises such subscription rights at a time when the Acquired Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Acquired Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Acquired Fund.	With respect to 75% of its total assets, the Acquiring Fund may not purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Acquiring Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Acquiring Fund.
The Acquired Fund will not issue any senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act. The Acquired Fund will not borrow money, except from a bank, with such borrowing to be limited to not more than 5% of net assets.	The Acquiring Fund may not borrow money or issue senior securities, except that the Acquiring Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Acquiring Fund. The Acquiring Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Acquiring Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Acquiring Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Acquiring Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

Acquired Fund	Acquiring Fund
The Acquired Fund will not act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	The Acquiring Fund may not act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.
The Acquired Fund will not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities).	The Acquiring Fund may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
The Acquired Fund will not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein.	The Acquiring Fund may not purchase or sell real estate (including real estate limited partnership interests), provided that the Acquiring Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.
The Acquired Fund will not purchase or sell commodities, except that it may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded note.	The Acquiring may not purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

Acquired Fund	Acquiring Fund
The Acquired Fund will not make loans, except by purchase of debt obligations in which the Acquired Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Acquired Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Acquired Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests.	The Acquiring Fund may not make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

Non-Fundamental Investment Policies

The following tables list the non-fundamental investment policies for the Acquired Fund and the non-fundamental investment policies for the Acquiring Fund.

Acquired Fund	Acquiring Fund
The Acquired Fund will not purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Acquired Fund’s total net assets (based on then-current value) would then be invested in such securities.	The Acquiring Fund has not adopted this non-fundamental investment policy.
The Acquired Fund will not pledge, mortgage or hypothecate assets, except to secure permitted borrowings, and then only pledge securities not exceeding ten percent (10%) of the Acquired Fund’s total assets (at current value).	The Acquiring Fund has not adopted this non-fundamental investment policy.
The Acquired Fund will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.	The Acquiring Fund has not adopted this non-fundamental investment policy.
The Acquired Fund will not purchase or hold the securities of any issuer if the officers or trustees of the Acquired Fund or Emerald (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.	The Acquiring Fund has not adopted this non-fundamental investment policy.

Acquired Fund	Acquiring Fund
The Acquired Fund has not adopted this non-fundamental investment policy.	The Acquiring Fund may not make investments for the purpose of exercising control or management, but investments by the Acquiring Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

Comparison of Management of the Funds

Investment Manager to the Acquired Fund: Emerald Mutual Fund Advisers Trust (“Emerald”), 3175 Oregon Pike, Leola, PA 17540, is the investment manager for the Acquired Fund. Emerald, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), was organized in 2005 to provide investment advisory services for investment companies and other clients. As of June 30, 2025, Emerald had approximately $4.5 billion in assets under management.

Under the investment management agreement between the Acquired Fund and Emerald (the “Acquired Fund’s Investment Management Agreement”), Emerald agrees to provide a continuous investment program for the Acquired Fund’s portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio of the Acquired Fund, subject to the oversight and supervision of the Board.

Pursuant to the Acquired Fund’s Investment Management Agreement, the Acquired Fund pays Emerald an annual management fee based on the Acquired Fund’s average daily net assets. The management fee is paid on a monthly basis. Fees are subject to the following breakpoints:

Acquired Fund	Management Fee
Emerald Insights Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million

Emerald has contractually agreed to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Acquired Fund’s operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for the Acquired Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40%, respectively. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2026. Emerald will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Acquired Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Acquired Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Acquired Fund will not pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. Emerald may not discontinue this waiver, prior to August 31, 2026, without the approval by the Board.

Any such recapture rights will not survive the Reorganization, and the Adviser will not seek to recover any waived or reimbursed expenses from the Acquiring Fund following the closing of the Reorganization.

Emerald has agreed to bear all expenses incurred by it in connection with its activities other than the cost of securities (including brokerage commissions, if any) purchased for the Acquired Fund.

Investment Manager to the Acquiring Fund: F/m Investments LLC (the “Adviser” or “F/m”) serves as the investment adviser for the Acquiring Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). Subject to the supervision of the RBB Board, F/m will provide for the overall management of the Acquiring Fund including (i) the provision of a continuous investment program for the Acquiring Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Acquiring Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Acquiring Fund. F/m has been a registered investment adviser since 2019. F/m is a Delaware limited liability company with its principal offices located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007.

From the unitary management fee (the “Management Fee”), F/m pays most of the expenses of the Acquiring Fund, including the cost of sub-advisory fees to any investment sub-adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Investment Advisory Agreements, F/m is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Management Fee payable to F/m by the Acquiring Fund is:

Acquiring Fund	Unitary Fee
F/m Emerald Special Situations ETF	0.89%

Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to F/m.

Sub-Adviser to the Acquiring Fund: Emerald Mutual Fund Advisers Trust (the “Sub-Adviser” or “Emerald”), an affiliate of F/m, provides trading and execution services to the Acquiring Fund pursuant to the terms of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between F/m and Emerald. Emerald, subject to the supervision and oversight of the RBB Board and F/m, is responsible for providing sub-advisory services to the Acquiring Fund. Any payments by F/m to Emerald pursuant to the Sub-Advisory Agreement will be from F/m’s own resources.

F/m pays Emerald a fee (“Sub-Adviser Management Fee”), calculated daily and paid monthly, in return for providing management and operation services on behalf of the Acquiring Fund:

Acquiring Fund	Sub-Adviser Management Fee
F/m Emerald Special Situations ETF	0.58%

In addition, F/m, Emerald and/or their affiliates, at their discretion, may make payments from their own resources and not from Acquiring Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Acquiring Fund, their service providers or their respective affiliates, as incentives to help market and promote the Acquiring Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Acquiring Fund shares or provide services to the Acquiring Fund, the Acquiring Fund’s distributor or shareholders of the Acquiring Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Acquiring Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Acquiring Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Acquiring Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

F/m, Emerald, and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Acquiring Fund assets attributable to investments in the Acquiring Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by F/m and/or its affiliates. A significant purpose of these payments is to increase the sales of Acquiring Fund shares, which in turn may benefit F/m through increased fees as Acquiring Fund assets grow.

A discussion regarding the basis for the RBB Board’s approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for the Acquiring Fund will be available in the Acquiring Fund’s first report to shareholders filed on Form N-CSR.

Portfolio Managers of the Acquiring Fund

Information about the portfolio managers of the Acquiring Fund is listed below. The portfolio management team of the Acquiring Fund is identical to the portfolio management team of the Acquired Fund.

F/m Emerald Special Situations ETF

The Portfolio Managers who will be responsible for the day-to-day management of the F/m Emerald Special Situations ETF portfolio are David A. Volpe, CFA, and Stephen L. Amsterdam.

David A. Volpe, CFA, has been with Emerald Advisers since 2000 and currently serves as Deputy Chief Investment Officer and Managing Director of Emerald Advisers as well as President of Emerald Asset Management PA, LLC with over 30 years of investment experience. From 1990 to 2000 he served as First Deputy City Controller of the City of Philadelphia, where he was responsible for the day-to-day operation of the Controller’s Office, and was a member of the Philadelphia Municipal Pension System Investment Committee. From 1996 to 2000, he was also Chief Investment Officer of the Philadelphia Gas Works Pension System, where he was responsible for all aspects of that entity’s pension fund. Prior to working for the City of Philadelphia, Mr. Volpe was a senior budget analyst for the Pennsylvania State Senate Appropriations Committee and served as an alternate member on the Pennsylvania State Employees’ Retirement System and Pennsylvania School Employees’ Retirement System. Mr. Volpe was Chairman of Philadelphia Mayor Ed Rendell’s Finance transition team following his 1992 election to office. He is a board member and Finance Committee Chair of Merakey, Inc. and a member of the CFA Institute. Mr. Volpe earned a BA in Political Science from Potsdam College and a Masters in Public Administration from Penn State University. He was awarded the Chartered Financial Analyst (CFA) designation in 2002 and is a CFA charterholder.

Stephen L. Amsterdam has been with Emerald Advisers since 2001 and currently focuses his efforts on network infrastructure, optical technologies, embedded electronics, and unified communications. Prior to joining Emerald Advisers, Mr. Amsterdam spent a decade investing in, and advising, early-stage technology companies as a founding managing director of PA Early-Stage Partners, a $50M early-stage venture capital fund and senior associate of TLVentures, an $800M venture capital fund associated with Safeguard Scientifics, Inc. He is a graduate of Lehigh University.

Purchase and Sale of Fund Shares

The Acquired Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares, which are summarized below. This Proxy Statement/Prospectus contains more information on the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Acquired Fund prospectus provides information with respect to the procedures applicable to purchases and sales of the shares of the Acquired Fund.

Purchase and Sale of Acquiring Fund Shares

Shares of the Acquiring Fund will be listed and traded at market prices on the below exchange (the “Exchange”):

Acquiring Fund	Exchange
F/m Emerald Special Situations ETF	Nasdaq Stock Market LLC

The Acquiring Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). Only authorized participants (each, an “Authorized Participant” or “AP”) may acquire shares directly from the Acquiring Fund, and only APs may tender their shares for redemption directly to the Acquiring Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant. In addition, each AP must execute an Authorized Participant Agreement (“Participant Agreement”) that has been agreed to by the Acquiring Fund’s distributor, and that has been accepted by the Acquiring Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell shares in secondary market transactions through brokers. Acquiring Fund shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling the Acquiring Fund’s shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy shares, and receive less than NAV when you sell those shares.

Purchase and Sale of Acquired Fund Shares

The Acquired Fund offers Class A, Class C, Institutional Class, and Investor Class shares for purchase. The Acquired Fund shares may be redeemed at the option of the investor at any time without charge at their net asset value next computed after receipt by the Acquired Fund’s transfer agent and dividend disbursing agent of a written request for redemption.

Tax Information

Acquired Fund and Acquiring Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax- advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

Emerald and/or F/m and their related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Acquired Fund or Acquiring Fund shares, as applicable, and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales-persons or other intermediary or its employees or associated persons to recommend the Acquired Fund or Acquiring Fund, as applicable, over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Fiscal Years

The fiscal/tax year end of the Acquired Fund is April 30. The fiscal/tax year end for the Acquiring Fund is August 31.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Agreement and Plan of Reorganization

Shareholders of the Acquired Fund are being asked to approve the Reorganization Agreement, which sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, which is attached as Appendix A to this Proxy Statement/Prospectus.

If the shareholders of the Acquired Fund approve the Reorganization Agreement, the Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of the Acquired Fund do not approve the Reorganization Agreement, the Reorganization will not take place and the Acquired Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate.

If the Reorganization Agreement is approved by the Acquired Fund’s shareholders, each class of shares of the Acquired Fund, other than Institutional Class shares, will then be converted into Institutional Class shares of the Acquired Fund (without a contingent deferred sales charge or other charge) prior to the Reorganization. After such conversion, any fractional shares held by shareholders will be redeemed, and the Acquired Fund will distribute the redemption proceeds to those shareholders. The redemption of shareholders’ fractional shares will likely be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the Closing Date, the Acquired Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Acquired Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Acquired Fund. In exchange, the Acquiring Fund will issue the Acquiring Fund shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by the Acquired Fund. The Acquired Fund will distribute to shareholders the Acquiring Fund shares it receives. Each shareholder of the Acquired Fund will receive the Acquiring Fund shares with an aggregate NAV equal to the aggregate NAV of their shares of the Acquired Fund (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). It is anticipated the Acquired Fund shareholders may continue to redeem Acquired Fund shares if received in proper form until approximately one business day before the Closing Date. Shareholders other than authorized participants who wish to redeem shares after 4:00 p.m., Eastern Time, on the business day before the Closing Date will no longer be entitled to do so and will instead have to sell their shares on an exchange using their brokerage account. The Acquired Fund will then terminate its existence, liquidate, and dissolve.

Under the Reorganization Agreement, on the Closing Date, the NAV of the Acquired Fund’s shares will be determined immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date (as defined in the Reorganization Agreement) pursuant to the Acquired Fund’s valuation procedures. The aggregate value of your Acquired Fund shares, as computed on the Closing Date, will equal the aggregate value of the Acquiring Fund shares that you receive in the Reorganization. The Acquired Fund’s valuation procedures, although substantially similar to the Acquiring Fund’s valuation procedures, differ in certain respects from the Acquiring Fund’s valuation procedures. The impact of these differences on the NAV of the Acquiring Fund’s shares on the trading day following the Reorganization is uncertain, and could have an additional positive or negative effect on NAV, depending on the instruments involved and market conditions at such time as the determination is made.

The obligations under the Reorganization Agreement are subject to various conditions, including, but not limited to:

●	the Acquiring Fund’s registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”), of which this Proxy Statement/Prospectus is a part, shall have been filed with the SEC, such registration statement shall have become effective, no stop-order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date;

●	the shareholders of the Acquired Fund shall have approved the Reorganization; and

●	the Acquired Fund and RBB, on behalf of the Acquiring Fund, shall have received a tax opinion, described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for the Acquired Fund, the Acquiring Fund or their respective shareholders.

The Acquired Fund and RBB, on behalf of the Acquiring Fund, may terminate or abandon the Reorganization Agreement at any time before or after the approval of the Reorganization Agreement by the shareholders of the Acquired Fund.

Reasons for the Proposed Reorganization and Board Consideration

At meetings held on March 11, 2025 and April 17, 2025, the Trust Board discussed various aspects of the Reorganization. At the conclusion of the meeting held on April 17, 2025, at which all Trustees of the Trust Board were present telephonically, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved the proposed Reorganization and the Reorganization Agreement after reviewing detailed information from the Adviser and RBB regarding the Reorganization and its effect on the shareholders of the Acquired Fund. The Independent Trustees of the Trust Board were assisted by independent legal counsel in connection with their evaluation of the Reorganization.

The Trust Board considered the ETF structure of the Acquiring Fund. The Trust Board noted that without a change in structure, the Acquired Fund could continue to decrease in size, potentially increasing the expense ratio for shareholders, and that the ETF structure may provide benefits with respect to the management of capital gains distributions as compared to a mutual fund. In a traditional mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable investors of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

In addition, the Trust Board considered that although the investment objectives of the Acquired Fund and Acquiring Fund are the same, there are substantial differences in the Acquired Fund’s and Acquiring Fund’s principal investment strategies and associated risk factors, and the Acquiring Fund will have a different investment adviser. The Trust Board also considered that the advisory fee to be paid by the Acquiring Fund will be higher than the fee currently paid by the Acquired Fund, but will include the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. The Acquiring Fund’s total annual operating expenses are expected to be approximately the same as the Acquired Fund’s total annual operating expenses, and the Acquiring Fund will have a unitary fee. Therefore, the expenses paid by the Acquired Fund’s shareholders are not expected to increase as a result of the Reorganization.

The Trust Board also considered potential alternatives to the Reorganization, such as the liquidation of the Fund, maintaining the Fund in its current state of operation, or other potential reorganizations. With respect to other potential reorganizations, both within the Trust and with other vendors, the Trust Board considered Emerald’s statements that RBB provided the best combination of price and service. In considering the alternative of liquidation, the Trust Board noted that any shareholders of the Acquired Fund not wishing to become part of the Acquiring Fund could redeem their shares of the Acquired Fund at any time prior to closing without penalty.

In its deliberations, the Trust Board did not identify any single factor that was paramount or controlling, and each member of the Trust Board may have attributed different weights to various factors. Factors considered by the Trust Board in assessing and approving the Reorganization included, among others, in no order of priority (each reference to the “Board” in the below discussion refers to the Trust Board):

●	Terms and Conditions of the Reorganization. The Board reviewed the terms of the Reorganization Agreement, noting that the Reorganization would be submitted to the Acquired Fund’s shareholders for approval. The Board considered that the transfer of the assets of the Acquired Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the liabilities of the Acquired Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed on the Acquired Fund’s shareholders in connection with the Reorganization. In addition, the Board noted that pursuant to the Reorganization Agreement, shareholders of the Acquired Fund will receive ETF shares of the Acquiring Fund equal in value to the number of shares of the Acquired Fund they own (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). The Board also noted that the value of the Acquired Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Acquired Fund will be determined in accordance with the Acquired Fund’s valuation methodologies. As a result, the Board noted that the interests of the Acquired Fund’s shareholders would not be diluted as a result of the Reorganization.

●	Oversight of the Fund following the Reorganization. The Board considered that following the Reorganization, the Fund would be overseen by a new board of trustees and officers.

●	Continuity of Advisory Services. The Board noted that although the Acquiring Fund would be managed by F/m Investments, LLC, an affiliate of Emerald, Emerald will serve as the investment sub-adviser to the Acquiring Fund, the portfolio management team of the Acquiring Fund is identical to the portfolio management team of the Acquired Fund, and as such, the Acquiring Fund would be expected to receive at least a comparable level of advisory services as is currently being provided to the Acquired Fund.

●	Expenses Relating to the Reorganization, Assumption of Liabilities and Tax Consequences. The Board also reflected on the fact that Emerald has agreed to assume responsibility for the payment of the expenses associated with the Reorganization. The Board further discussed the fact that, under the Reorganization Agreement, the Acquiring Fund would assume all of the liabilities of the Acquired Fund, and that such liabilities would not remain with the Trust. Finally, the Board considered that the Reorganization is expected to not result in taxable income or gain or other adverse federal tax consequences to shareholders.

●	Effect of the Reorganization on Fund Expenses and Advisory Fees. The Board reviewed information regarding fees and expenses and noted that unlike the Acquired Fund, the Acquiring Fund has a unitary fee structure under which both operating expenses and management fees will be paid and that, as a result of the unitary fee structure, the expenses paid by the Acquired Fund’s shareholders are not expected to increase as a result of the Reorganization.

●	Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Restrictions. The Board noted that the Acquiring Fund has the same investment objective as the Acquired Fund of long-term growth through capital appreciation, but that the Acquiring Fund’s investment strategy will focus on “Special Situations” referring to a company in which an unusual and possibly non-repetitive development is taking place, and accordingly, have different associated principal risks. The Board also noted certain differences in the Acquiring Fund’s and Acquired Fund’s fundamental investment restrictions.

Based on the Board’s review of the circumstances presented and the recommendation of Emerald, the Trust Board, including all of the Independent Trustees of the Trust, determined that the Reorganization was in the best interests of the Acquired Fund and its shareholders and unanimously approved the Reorganization Agreement, subject to the approval by the Fund’s shareholders, and recommends that the Acquired Fund’s shareholders vote “FOR” the approval of the Reorganization Agreement.

Federal Income Tax Consequences

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing regulations of the U.S. Department of the Treasury (the “Income Tax Regulations”), current administrative rulings of the Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-qualified account.

The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under section 368(a)(1)(F) of the Code. As a condition to the Reorganization, and subject to (1) customary assumptions, and (2) certain representations and warranties being true and complete at the Closing Date and consummation of the Reorganization in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Faegre Drinker Biddle & Reath LLP has not approved), the Acquired Fund and RBB will receive a legal opinion from Faegre Drinker Biddle & Reath LLP, counsel to the Acquiring Fund, substantially to the effect that, for federal income tax purposes:

1.	The transfer to the Acquiring Fund of the Assets of the Acquired Fund in exchange solely for Acquiring Fund shares and Acquiring Fund’s assumption of the Liabilities, followed by Acquired Fund’s distribution of such Acquiring Fund shares pro rata to the Acquired Fund shareholders in exchange for their Acquired Fund shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

2.	Acquired Fund will recognize no gain or loss on the transfer of the asset of the Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund shares and its assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund shares;

3.	Acquiring Fund will recognize no gain or loss on its receipt of the assets of Acquired Fund in exchange solely for Acquiring Fund shares and Acquiring Fund’s assumption of the liabilities of Acquired Fund;

4.	Acquiring Fund’s basis in each asset of Acquired Fund will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each such asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period;

5.	Each Acquired Fund shareholder will recognize no gain or loss on the exchange of Acquired Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;

6.	Each Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate adjusted basis in the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange for those Acquiring Fund shares, and the holding period for those Acquiring Fund shares will include, in each instance, the holding period for those Acquired Fund shares, provided the Acquired Fund Shareholder holds them as capital assets at the Closing Time;

7.	The Reorganization will not result in the termination of Acquired Fund’s taxable year, and pursuant to Section 381 of the Code and Treasury Regulations thereunder, Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder;

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the Acquiring Fund shares it received.

Shareholders of the Acquired Fund should consult their tax advisers regarding the tax consequences to them, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult tax advisers as to state and local tax consequences, if any, to them of the Reorganization.

Description of the Acquiring Fund’s Securities to Be Issued and Shareholder Rights

The Trust, of which the Acquired Fund is a series, and RBB, of which the Acquiring Fund is a series (created solely for the purpose of effecting the Reorganization), are each a registered open-end management investment company. The Acquired Fund offers four classes of shares of beneficial interest. The Acquiring Fund offers a single class of shares of common stock.

Capitalization

The following table shows, on an unaudited basis, the capitalization as of April 30, 2025 for the Acquired Fund. The Acquiring Fund is a newly formed series of RBB that will commence operations upon consummation of the Reorganization. Therefore, the Acquiring Fund had no assets or shares outstanding as of April 30, 2025, and no estimated capitalization is available. The table also sets forth the pro forma of the Acquiring Fund as if the Reorganization had occurred on that date. At the closing of the Reorganization, shareholders of the Acquired Fund will receive the Acquiring Fund shares (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any) based on the relative NAVs per share of the Acquired Fund as of 4:00 p.m., Eastern Time, on the Closing Date.

	Acquired Fund*				Acquiring Fund(1)	Adjustments(2)	Acquiring Fund (pro forma)
	Class A	Class C	Investor Class	Institutional Class
Net Assets	$14,004,069	$25,067	$860,904	$3,644,695	--	--	$18,534,735
Net Asset Value Per Share	$18.76	$17.02	$18.58	$19.56	--	N/A	$19.56
Shares Outstanding	746,299	1,473	46,335	186,370	--	(32,893)	947,584
*	As of December 31, 2024, the total net assets of the Acquired Fund were $ 23,985,241.

(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)	“Adjustments” reflect the expenses in connection with the Reorganization and the issuance of shares of the Acquiring Fund to shareholders of the Acquired Fund. In addition, adjustments are based on portfolio holdings data as of December 31, 2024.

(3)	Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the net assets of the Acquiring Fund upon consummation of the Reorganization may be less than the net assets of the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

Pricing of Fund Shares

In accordance with procedures adopted by the RBB Board, the NAV per share of the Acquiring Fund is calculated by determining the value of the net assets attributed to the Acquiring Fund and dividing by the number of outstanding shares of the Acquiring Fund. All securities are valued on each Business Day (as defined below) as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The price of Acquiring Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. RBB reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Acquiring Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. RBB reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Acquiring Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Fund’s NAV is used in transacting with authorized participants (“APs”) that purchase and redeem creation units. In calculating the Acquiring Fund’s NAV, the RBB Board has adopted a pricing and valuation policy for use by the Acquiring Fund and F/m, as the Acquiring Fund’s valuation designee (in such capacity, the “Valuation Designee”), in calculating the Acquiring Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Acquiring Fund has designated F/m as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the RBB Board, the Acquiring Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Acquiring Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee under the direction of the RBB Board.

If market quotations are unavailable or deemed unreliable, securities will be fair valued by the Valuation Designee in accordance with procedures adopted by the RBB Board and under the RBB Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Acquiring Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The RBB Board has adopted a pricing and valuation policy for use by the Acquiring Fund and its Valuation Designee in calculating the Acquiring Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Acquiring Fund has designated F/m as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Valuing the Acquiring Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

Because foreign markets may be open on different days than the days during which a shareholder may purchase shares, the value of the Acquiring Fund’s investments may change on days when shareholders are not able to purchase shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by F/m.

The right of redemption may be suspended or the date of payment postponed with respect to the Acquiring Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Acquiring Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For a description of the Acquired Fund’s pricing of Fund shares, refer to the Acquired Fund’s prospectus, which is incorporated by reference, and available upon request without charge. For more information regarding the Acquiring Fund’s pricing of Fund shares, see the SAI relating to this Proxy Statement/Prospectus.

Purchase and Sale of Fund Shares

Acquiring Fund shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell such shares through brokers or dealers at market prices, rather than NAV. Because Acquiring Fund shares trade at market prices rather than NAV, such shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Acquiring Fund’s most recent fiscal year cannot be provided because the Acquiring Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.fm-invest.com.

The Acquiring Fund issues and redeems its shares at NAV only in Creation Units, which only APs (typically, broker-dealers) may purchase or redeem. The Acquiring Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Acquiring Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

General. RBB issues and sells shares of the Acquiring Fund only in Creation Units on a continuous basis through Quasar Distributors, LLC (the “Distributor”),without a sales load, at the Acquiring Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to the Acquiring Fund means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Role of Authorized Participant. RBB issues and sells shares of the Acquiring Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Participant Agreement; or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Acquiring Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Acquiring Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

Acquiring Fund Deposit. The consideration for purchase of a Creation Unit of the Acquiring Fund generally consists of the in-kind deposit of a designated portfolio of securities per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, RBB reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Acquiring Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Acquiring Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Acquiring Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Acquiring Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Acquiring Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Acquiring Fund Deposit (based on information at the end of the previous Business Day) for the Acquiring Fund. Such Acquiring Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Acquiring Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Acquiring Fund Deposit for the Acquiring Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by Emerald. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Acquiring Fund’s portfolio.

RBB reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

Cash Purchase Method. RBB may at its discretion permit full or partial cash purchases of Creation Units of the Acquiring Fund in instances permitted by the exemptive relief F/m is relying on in offering the Acquiring Fund. When full or partial cash purchases of Creation Units are available or specified for the Acquiring Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Acquiring Fund, an entity must be an AP. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and RBB, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to RBB an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. F/m may retain all or a portion of the Transaction Fee to the extent F/m bears the expenses that otherwise would be borne by RBB in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Acquiring Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Acquiring Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Acquiring Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Acquiring Fund’s investments are primarily traded is closed on any day, the Acquiring Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Acquiring Fund, the Distributor will notify U.S. Bank, N.A. (the “Custodian”) of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Acquiring Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by RBB or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Acquiring Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by RBB. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Acquiring Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Acquiring Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by RBB, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Acquiring Fund Deposit as newly constituted to reflect the then current NAV of the Acquiring Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Acquiring Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to RBB of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and will be notified of such delivery, and RBB will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Acquiring Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Acquiring Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by RBB of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with RBB, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with RBB in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit RBB to buy the missing Deposit Securities at any time. APs will be liable to RBB for the costs incurred by RBB in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. RBB will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by RBB and deposited into RBB. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Acquiring Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

Acceptance of Orders of Creation Units. RBB reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Acquiring Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Acquiring Fund; (d) the acceptance of the Acquiring Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to RBB, be unlawful.

Creation Transaction Fee. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Acquiring Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Acquiring Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Acquiring Fund. The Acquiring Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of RBB. F/m may retain all or a portion of the Transaction Fee to the extent F/m bears the expenses that otherwise would be borne by RBB in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

Acquiring Fund	Standard Creation Transaction Fee
F/m Emerald Special Situations ETF	$300

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Acquiring Fund. Because the Acquiring Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Acquiring Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Acquiring Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

For a description of the Acquired Fund’s policies with respect to purchases and sales, refer to the Acquired Fund’s prospectus, which is incorporated by reference, and available upon request without charge. For more information regarding the Acquiring Fund’s policies with respect to purchase and sales, see the SAI relating to this Proxy Statement/Prospectus.

Redemption of Creation Units

Shares of the Acquiring Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Acquiring Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE ACQUIRED FUND, RBB WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by RBB. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Acquiring Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Acquiring Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Acquiring Fund Securities”). Acquiring Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by RBB. With respect to in-kind redemptions of the Acquiring Fund, redemption proceeds for a Creation Unit will consist of Acquiring Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Acquiring Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Acquiring Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at RBB’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Acquiring Fund Securities.

Cash Redemption Method. Although RBB does not ordinarily permit full or partial cash redemptions of Creation Units of the Acquiring Fund, when full or partial cash redemptions of Creation Units are available or specified for the Acquiring Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Acquiring Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Acquiring Fund may incur costs such as brokerage costs or taxable gains or losses that the Acquiring Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Acquiring Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Acquiring Fund had effected redemptions wholly on an in-kind basis.

Redemption Transaction Fees. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Acquiring Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Acquiring Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Acquiring Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Acquiring Fund Securities to the account of RBB. The Non-Standard Charges are payable to the Acquiring Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Acquiring Fund Securities and the Cash Redemption Amount and other transactions costs.

Acquiring Fund	Standard Redemption Transaction Fee
F/m Emerald Special Situations ETF	$300

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to RBB’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to RBB is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by RBB, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to RBB’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Acquiring Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Acquiring Fund Securities are customarily traded, to which account such Acquiring Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

Additional Redemption Procedures. In connection with taking delivery of shares of Acquiring Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Acquiring Fund Securities are customarily traded, to which account such Acquiring Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Acquiring Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Acquiring Fund Securities in such jurisdiction, RBB may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Acquiring Fund Securities, RBB may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Acquiring Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Acquiring Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset RBB’s brokerage and other transaction costs associated with the disposition of Acquiring Fund Securities). The Acquiring Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Acquiring Fund Securities but does not differ in NAV.

Redemptions of shares for Acquiring Fund Securities will be subject to compliance with applicable federal and state securities laws and the Acquiring Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that RBB could not lawfully deliver specific Acquiring Fund Securities upon redemptions or could not do so without first registering the Acquiring Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Acquiring Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Acquiring Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by RBB to provide a written confirmation with respect to QIB status in order to receive Acquiring Fund Securities.

Because the portfolio securities of the Acquiring Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Acquiring Fund, shareholders may not be able to redeem their shares of the Acquiring Fund, or to purchase or sell shares of such Acquiring Fund on the Exchange, on days when the NAV of such Acquiring Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Acquiring Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Acquiring Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC. For a description of the Acquired Fund’s policies with respect to redemption of shares, refer to the Acquired Fund’s prospectus, which is incorporated by reference, and available upon request without charge. For more information regarding the Acquiring Fund’s policies with respect to purchase and sales, see the SAI relating to this Proxy Statement/Prospectus.

Premium/Discount and Share Information

Once available, information regarding how often the shares of the Acquiring Fund traded on the Exchange at a price above (i.e., at a premium to) or below (i.e., at a discount to) the NAV of the Acquiring Fund will be presented, free of charge, on the Acquiring Fund’s website at www.fm-invest.com.

Dividends and Distributions

The Acquiring Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders annually.

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own shares of the Acquiring Fund. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Acquiring Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, investors would need to consult their broker. Brokers may require the Acquiring Fund’s shareholders to adhere to specific procedures and timetables.

For a description of the Acquired Fund’s policies with respect to dividends and distributions, refer to the Acquired Fund’s prospectus, which is incorporated by reference, and available upon request without charge. For more information regarding the Acquiring Fund’s policies with respect to dividends and distributions, see the SAI relating to this Proxy Statement/Prospectus.

Frequent Purchases and Redemptions

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of shares of the Acquiring Fund on the secondary market does not disrupt portfolio management, increase the Acquiring Fund’s trading costs, lead to realization of capital gains, or otherwise harm Acquiring Fund shareholders because these trades do not involve the Acquiring Fund directly. A few institutional investors are authorized to purchase and redeem the Acquiring Fund’s shares directly with the Acquiring Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Acquiring Fund imposes transaction fees on in-kind purchases and redemptions of the Acquiring Fund intended to cover the custodial and other costs incurred by the Acquiring Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Acquiring Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by the Acquiring Fund. For these reasons, the RBB Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Acquiring Fund.

For a description of the Acquired Fund’s policies with respect to frequent trading, refer to the Acquired Fund’s prospectus, which is incorporated by reference, and available upon request without charge. For more information regarding the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see the SAI relating to this Proxy Statement/Prospectus.

Taxes

The Acquiring Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Proxy Statement/Prospectus is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in the shares.

Unless your investment in the shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Acquiring Fund makes distributions; (ii) you sell your shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Acquiring Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income generally are expected to be taxable as ordinary income or qualified dividend income (as discussed below). Taxes on distributions of capital gains (if any) are determined by how long the Acquiring Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Acquiring Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Acquiring Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Acquiring Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Acquiring Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by the Acquiring Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met by both the Acquiring Fund and the shareholder. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Acquiring Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Acquiring Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Acquiring Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Acquiring Fund that are attributable to dividends received by the Acquiring Fund from U.S. corporations, provided holding period and other requirements are met by both the Acquiring Fund and the shareholder. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Acquiring Fund’s securities lending activities, if any.

If the Acquiring Fund were to retain any net capital gain, the Acquiring Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Acquiring Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Acquiring Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Acquiring Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your shares. To the extent that the amount of any such distribution exceeds the basis of your shares, however, the excess will be treated as gain from a sale of the shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Acquiring Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Acquiring Fund before your investment (and thus were included in the shares’ NAV when you purchased your shares). Income from U.S. treasury securities are generally exempt from state and local taxes. Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Acquiring Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

You may wish to avoid investing in the Acquiring Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold

For federal income tax purposes, any gain or loss realized upon a sale of shares generally is treated as a capital gain or loss and as a long- term capital gain or loss if those shares have been held for more than 12 months and as a short-term capital gain or loss if those shares have been held for 12 months or less. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid or undistributed capital gains deemed paid with respect to such shares of the Acquiring Fund. Any loss realized on a sale will be disallowed to the extent shares are acquired (or the shareholder enters into a contract or option to acquire shares of the Acquiring Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of shares. If disallowed, the loss will be reflected in an increase to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on and sales of shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the shares.

U.S. Tax Treatment of Foreign Shareholders

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends or returns of capital) paid to you by the Acquiring Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Acquiring Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements.

Properly reported distributions by the Acquiring Fund that are received by foreign shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Acquiring Fund in respect of the Acquiring Fund’s “qualified net interest income” (i.e., the Acquiring Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Acquiring Fund in connection with the Acquiring Fund’s “qualified short-term gains” (generally, the excess of the Acquiring Fund’s net short-term capital gains over the Acquiring Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Acquiring Fund may report all, some or none of the Acquiring Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term gains, and a portion of such distributions (e.g., distributions attributable to interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

If the Acquiring Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by the Acquiring Fund on deemed capital gain distributions.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of shares, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on Capital Gain Dividends from the Acquiring Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Acquiring Fund is effectively connected with that trade or business, then the foreign investor’s income from the Acquiring Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Acquiring Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Acquiring Fund.

Backup Withholding

The Acquiring Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. A foreign investor can generally avoid such backup withholding by certifying his or her foreign status under penalties of perjury. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units

An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

RBB on behalf of the Acquiring Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares and if, pursuant to Section 351 of the Code, the Acquiring Fund would have a basis in the securities different from the market value of such securities on the date of deposit. RBB also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Acquiring Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent shares of the Acquiring Fund are acquired (or the AP enters into a contract or option to acquire shares of the Acquiring Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the shares acquired.

The Acquiring Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Acquiring Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Acquiring Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind, which would generally not give rise to a taxable gain or loss for the Acquiring Fund. As a result, the Acquiring Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Acquiring Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on the Acquiring Fund’s distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares under all applicable tax laws. For more information, please see the section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES” in the SAI.

OTHER INFORMATION

The Acquiring Fund is not sponsored, endorsed, sold or promoted by any national securities exchange. No national securities exchange makes any representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Acquiring Fund particularly or the ability of the Acquiring Fund to achieve its objectives. No national securities exchange has any obligation or liability in connection with the administration, marketing or trading of the Acquiring Fund.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in the Acquiring Fund beyond the limits set forth in Section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Acquiring Fund.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Acquiring Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an over allotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on Nasdaq Stock Market LLC is satisfied by the fact that the prospectus is available at Nasdaq Stock Market LLC upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Distribution Arrangements

The Distributor distributes Creation Units for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares. The Distributor has no role in determining the policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

For a description of the Acquired Fund’s policies with respect to distribution arrangements, refer to the Acquired Fund’s prospectus, which is incorporated by reference, and available upon request without charge.

Distribution and Service Plan

The RBB Board has not adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to the Acquiring Fund.

The Acquired Fund has adopted a separate Distribution and Service Plan for its Class A and Investor Class shares, and a separate plan of distribution for its Class C shares, pursuant to Rule 12b-1.

Board Members and Officers

The management of the business and affairs of the Acquired Fund is the responsibility of the Board, which consists of five Independent Trustees. The management of the business and affairs of the Acquiring Fund is the responsibility of the RBB Board, which has five Independent Directors and two Directors who are treated as an “interested persons” as that term is defined under the 1940 Act. Each of the Board and RBB Board selects the officers who are responsible for managing the day-to-day operations of the Trust and RBB, respectively. The RBB Board will oversee the Acquiring Fund. For more information about the Board, please refer to the Statement of Additional Information for the Acquired Fund dated August 31, 2024, as supplemented, which is available upon request. For more information about the RBB Board, please refer to the Statement of Additional Information relating to this Proxy/Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus.

Service Providers

Although certain of the Acquiring Fund’s service providers differ from those of the Acquired Fund, such service providers are expected to provide services to the Acquiring Fund of at least the same scope and quality as those provided to the Acquired Fund by their current service providers.

	Acquired Fund	Acquiring Fund
Adviser	Emerald Mutual Fund Advisers Trust	F/m Investments LLC
Sub-Adviser	N/A	Emerald Mutual Fund Advisers Trust
Custodian	U.S. Bank, N.A.	U.S. Bank, N.A.
Distributor	ALPS Distributors, Inc.	Quasar Distributors, LLC
Administrator	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Fund Accounting Agent	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Transfer Agent	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Davis Graham & Stubbs LLP	Faegre Drinker Biddle & Reath LLP

Charter Documents

The Trust and RBB are each a registered open-end management investment company. The Acquired Fund is a series of the Trust, a Delaware statutory trust. The Acquiring Fund is a series of RBB, a Maryland corporation. The Trust is governed by the Trust Instrument, dated December 1, 1993 and By-Laws (as they may be amended, modified or otherwise supplemented, collectively, the “Trust Governing Documents”). RBB is governed by its Articles of Incorporation and By-Laws, dated October 30, 1998 and September 27, 2021, respectively (as it may be amended, modified or otherwise supplemented, collectively, the “RBB Charter Documents”). The operations of the Acquired Fund and RBB are subject to state and federal law, including the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. The following includes a summary of the material differences between the Trust Governing Documents and the RBB Charter Documents. The following is only a summary of certain characteristics of the operations of the Trust Governing Documents and the RBB Charter Documents, and is not a complete description of those documents or of each state’s laws. Shareholders should refer to the provisions of the Trust Governing Documents and the RBB Charter Documents and to state law directly for more complete information.

As a result of the Reorganization, shareholders of each Acquired Fund will become shareholders of a Maryland corporation rather than a Delaware statutory trust. While many rights remain similar, key differences include:

●	Shareholder Liability: Delaware statutory trust law permits disclaimers of shareholder liability in the Trust Instrument, but does not eliminate liability by statute. Maryland law provides shareholders of a corporation with statutory protection from liability for corporate obligations.

●	Voting Rights: Under the Delaware statutory trust structure, shareholder voting is limited to certain matters specified in the Trust Instrument, such as electing or removing trustees and approving advisory contracts. In contrast, under Maryland law, shareholders are entitled to vote on any matter submitted to a shareholder meeting, including director elections and matters requiring approval under the 1940 Act. Maryland law also standardizes voting rights across share classes and provides broader statutory voting rights overall.

●	Quorum and Voting Requirements: Under the Delaware statutory trust structure, one-third of shares entitled to vote constitutes a quorum, and shareholders may act by unanimous written consent, including by class or series. Under Maryland law, although RBB's charter similarly sets a quorum at one-third, the statutory default is a majority unless otherwise provided. Both structures allow a majority of votes cast to decide matters and a plurality to elect directors; however, Maryland law does not expressly permit shareholder action by written consent unless authorized in the governing documents.

●	Power to Amend Governing Documents: Under the Delaware statutory trust structure, trustees may amend the Trust Instrument without shareholder approval except in limited cases (e.g., affecting voting rights or as required by law). Under Maryland law, the Board of Directors may generally amend the Charter or Bylaws without shareholder approval; however, any amendment that changes shareholder rights as set forth in the Charter must be approved by a majority of votes entitled to be cast.

●	Termination of Series: Under the Delaware statutory trust structure, liquidation of a series requires approval by a majority of the Trustees and a majority of shareholders of the affected series, unless the Trustees determine that continuation is not in the Trust's best interest. In contrast, under Maryland law, liquidation of a series or class may be authorized solely by the Board of Directors without shareholder approval.

●	Mergers and Transfers of Assets: Under Delaware law, a merger or significant asset transfer involving a statutory trust with outstanding shares generally requires approval by both the trustees and the shareholders. In contrast, under Maryland law, such transactions may be authorized solely by the Board of Directors, without shareholder approval, unless required by the 1940 Act.

●	Indemnification and Liability of Board Members: Both the Delaware statutory trust and the Maryland corporation structures permit indemnification of directors and officers to the fullest extent allowed by law. Under RBB's Maryland charter, directors are indemnified except where a final judgment determines bad faith, gross negligence, or willful misconduct. Maryland law also allows corporations to limit monetary liability of directors and officers to the corporation and shareholders, except in cases of personal profit or active, deliberate dishonesty.

●	Derivative Actions: Neither the Delaware statutory trust's governing documents nor the Maryland corporation's charter documents address derivative actions. However, Delaware law expressly permits beneficial owners of a statutory trust to bring a derivative action, providing statutory clarity and procedural certainty. In contrast, under Maryland law, the ability to bring a derivative action is governed by common law and case-specific judicial precedent, which may result in less predictability for shareholders seeking to assert such rights.

	Trust Governing Documents	RBB Charter Documents
Form of Organization	Delaware Statutory Trust	Maryland corporation
Governing Body	The Acquired Fund is a series of a Delaware statutory trust. The Trust is governed by the Delaware Statutory Trust Act, the Trust Instrument, and the Trust’s By-Laws.	The Acquiring Fund is a series of a Maryland corporation. A fund organized as a series of a Maryland corporation is governed both by the Maryland General Corporation Law (the “MGCL”) and its charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.
Shareholder Liability

The Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees.

Delaware law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

Neither the Charter nor the By-laws of RBB address shareholder liability. Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.
Voting Rights

Under the Trust Instrument, shareholders of the Trust have the power to vote only for the following (each to the extent and as provided for in the Trust’s Instrument): (a) the election and removal of Trustees; (b) with respect to any investment advisory or management contract; and (c) with respect to such additional matters relating to the Trust as may be required by the Trust Instrument, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC, and such other matters as the Trust Board may consider necessary or desirable.

Delaware law provides that shareholders may remove any director or the entire board of directors, with or without cause.

Under the RBB Charter Documents, each holder of each class of share is entitled to one vote for each share, irrespective of the class.

The RBB Charter and Bylaws do not address specific items the shareholders have power to vote.

Maryland law provides that shareholders will elect directors and have the power to remove directors. In all elections for Directors, each share may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted. Additionally, shareholders are entitled to vote on any matter submitted to a vote at a meeting of shareholders. Shareholders are entitled to vote on matters that require shareholder approval under the 1940 Act.

On each matter submitted to a vote of shareholders, all shares of Common Stock then issued and outstanding and entitled to vote will be voted in the aggregate and not by class except that: (i) when expressly required by law, shares of Common Stock will be voted by individual class and (ii) only shares of Common Stock of the respective class or classes affected by a matter shall be entitled to vote on such matter.

	Trust Governing Documents	RBB Charter Documents
Shareholder Quorum; Adjournment; Required Vote	Under the Trust Instrument, one-third of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of the Trust Instrument or the Bylaws, a majority of the shares voted in person or by proxy shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of the Trust Instrument or Bylaws requires that the holders of any series shall vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series or, if required by law, a majority shareholder vote of that series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that series (or class) is concerned. Shareholders may act by unanimous written consent. Actions taken by series (or class) may be consented to unanimously in writing by shareholders of that series.

At all meetings of the shareholders, the holders of one-third of the shares of stock of RBB entitled to vote at the meeting, present in person or by proxy, constitutes a quorum for the transaction of any business, except as otherwise provided by statute or by the Charter.

In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement at the meeting except as otherwise required by the By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

When a quorum is present, each matter voted upon will be decided by the vote of the holders of a majority of the total votes cast at a meeting of shareholders at which a quorum is present by the holders of shares present in person or represented by proxy and entitled to vote on such action, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of RBB in excess of a majority thereof which may be required by the Maryland law, the 1940 Act, or other applicable statute, the Charter, or the By-Laws, for action upon any given matter will not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there will be present at the meeting, in person or by proxy, holders of the number of shares of stock of RBB required for action in respect of such other matter or matters.

Trust Governing Documents	RBB Charter Documents
Delaware law provides that, unless a statute or the Trust’s Bylaws or Trust Instrument provide otherwise, a quorum for a stockholder meeting is the majority of shares entitled to vote.	Under Maryland law, unless a statute or the Charter provides otherwise, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum, and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Whether or not a quorum is present, a meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice by a majority vote of the stockholders present in person or by proxy. Any business which might have been transacted at the meeting as originally notified may be deferred and transacted at any such adjourned meeting at which a quorum shall be present.

	Trust Governing Documents	RBB Charter Documents
Director Power to Amend Organizational Document

Except as specifically provided in the Trust Instrument, the Trustees of the Trust may, without shareholder vote, amend or otherwise supplement the Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote on, among other things, any amendment which would affect their right to vote under the Trust Instrument, any amendment as may be required by law or by the Trust's registration statement filed with the SEC and any amendment submitted to them by the Trustees.

Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series, shall be authorized by vote of the shareholders of each series affected and no vote of shareholders of a series not affected shall be required.

Under the RBB Charter, the corporation reserves the right from time to time to make any amendments to its Charter which may be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Charter, of any of its outstanding stock by classification, reclassification or otherwise, but no such amendment which changes such terms or contract rights of any of its outstanding stock will be valid unless such amendment will have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon by a vote at a meeting or by the unanimous written consent as provided in the By-Laws.

The RBB By-Laws may be amended, altered or repealed at any annual meeting of the shareholders or at any special meeting of the shareholders at which a quorum is present or represented, provided that notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting. The RBB By-Laws may also be amended, altered or repealed by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board of directors or by unanimous written consent.

	Delaware law provides that the Trust Instrument may be modified with the written consent of all trustees and beneficiaries of the statutory trust.	Under the Maryland law, the charter may be amended by a majority of the entire board of directors and without stockholder action, unless stockholder approval is required by the 1940 Act.
Termination of Series of Trust

The Trustees may, subject to a Majority Shareholder Vote of each Series or the Trust, and subject to a vote of the majority of the Trustees, sell the assets of the Trust, unless a majority of the Trustees determines that the continuation of the Trust is not in the best interest of the Trust.

Delaware law provides that the liquidation of a series or class of outstanding shares of the Trust can be authorized by the board of directors without a shareholder vote, unless the governing documents state otherwise.

Neither the Charter nor the By-laws of RBB address the liquidation of a series of the corporation.

Under Maryland law, the liquidation of any particular series or class in which there are shares then outstanding may be authorized by the board of directors and without the vote of the shareholders.

	Trust Governing Documents	RBB Charter Documents
Merger, Consolidation or Transfer of Assets

Neither the Charter nor the By-laws of the Trust address the liquidation of a series of the Trust.

Delaware law provides that a board of directors and stockholders must approve a merger if shares have been issued.

Neither the Charter nor the By-laws of RBB address mergers, reorganizations or the transfer of assets of a series.

Under Maryland law, a corporation can generally effect a reorganization of one or more series by the transfer of assets of such series or a reorganization of the entire corporation by merger or transfer of assets upon the approval of the Board of Directors and without any stockholder action, unless stockholder approval is required under the 1940 Act.

Liability and Indemnification of Board Members

The Trust Instrument provides for indemnification by the Trust to the fullest extent permitted by law against liability and expenses incurred by a Trustee or officer in connection with any claim, action or suit by virtue of being a Trustee or officer.

RBB will indemnify directors and officers (including persons who serve at RBB’s request as directors, officers or trustees of another organization in which RBB has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) to the fullest extent consistent with state law and the 1940 Act, except with respect to any matter as to which such director will have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of RBB or, in the case of any criminal proceeding, with reasonable cause to believe that the conduct was lawful, or (b) to be liable to RBB or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
	Delaware law provides that directors and officers can be indemnified.	With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability by reason of being or having a director. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

	Trust Governing Documents	RBB Charter Documents
Derivative Actions

The Trust Instrument does not include provisions regarding derivative actions brought by shareholders on behalf of the Trust.

Delaware law provides that a beneficial owner of a statutory trust may bring a derivative action.

The RBB Charter Documents do not include provisions regarding derivative actions brought by shareholders on behalf of the Maryland corporation.

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Quorum and Voting

A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Acquired Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Any number of shares less than a quorum present at the Special Meeting in person or by proxy shall be sufficient for an adjournment. Each shareholder shall have one vote for each share and a proportionate fractional vote for each fractional share held in such shareholder’s name as of the record date set forth in the notice of Special Meeting. All proxies will be filed with the Acquired Fund before or at the Special Meeting.

No such proxy shall be valid after eleven months from the date of its execution.

Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed not to be present in person or represented by proxy at the Special Meeting for purposes of determining a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund within the meaning of the 1940 Act. This means the lesser of: (1) 67% or more of the Acquired Fund shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding Acquired Fund shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Acquired Fund.

Shareholders of record at the close of business on July 11, 2025 are entitled to attend the Special Meeting. Eligible shareholders who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of July 11, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Shareholders without proof of ownership and identification will not be admitted.

Share Ownership

The following table shows, as of the Record Date, the number of outstanding shares and net assets of the Acquired Fund:

Acquired Fund	Total Number of Shares Outstanding	Net Assets
Emerald Insights Fund	757,582.5940	$17,597,157.42

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Acquired Fund as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Acquired Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Board of Trustees in Family of Investment Companies[1]
Mary K. Anstine	None	None
Edmund J. Burke	None	None
Jeremy W. Deems	None	None
Jerry G. Rutledge[2]	None	$10,001-$50,000
Michael “Ross” Shell	None	$10,001-$50,000

[1]	A Family of Investment Companies means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services and have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Acquired Fund is not a member of a Family of Investment Companies.

[2]	The FIT Board learned of Jerry Rutledge’s passing on January 9, 2025. Therefore, Mr. Rutledge no longer serves in his capacity as Trustee as of that date.

As of July 9, 2025, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of the Acquired Fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding shares of the Acquired Fund is listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of the Acquired Fund, or is identified as the record owner of more than 25% of the Acquired Fund and has voting and/or investment powers, that person may be presumed to control the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Acquired Fund shareholders.

Shareholder Name and Address	Percentage of Ownership
Class A Pershing LLC Scottsdale, AZ	95.64%
Class C Pershing LLC Scottsdale, AZ	52.61%
Class C National Financial Services, LLC Waltham, MA	40.21%
Class C Janney Montgomery Scott LLC Miami, FL	7.17%
Institutional Share Class Charles Schwab & Co, Inc. San Francisco, CA	23.44%
Institutional Share Class Pershing LLC Pittsburgh, PA	27.50%
Institutional Share Class Empower Financial Services, Inc. Greenwood Village, CO	41.21%
Investor Share Class National Financial Services, LLC Wexford, PA	20.05%
Investor Share Class Reba Bollinger Lititz, PA	5.63%
Investor Share Class Patricia Bowers Camp Hill, PA	50.13%
Investor Share Class Candice Zabelny Las Vegas, NV	6.67%
Investor Share Class William Zabelny Las Vegas, NV	8.39%

As of July 9, 2025, all Trustees and officers of the Acquired Fund, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) less than 1.00% of the outstanding shares of the Acquired Fund.

Solicitation of Proxies

F/m will pay the fees and expenses related to the Reorganization, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Special Meeting.

F/m has retained Sodali & Co. Fund Solutions (the “Proxy Solicitor”), a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $15,000 plus any out-of-pocket expenses. Such expenses will be paid by F/m. Among other things, the Proxy Solicitor will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Acquired Fund and to obtain authorization for the execution of proxies.

As the Special Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of the Proxy Solicitor. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund.

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.

Revoking a Proxy. Any shareholder who has given his or her proxy to someone, has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Acquired Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the Secretary of the Acquired Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholder Proposals for Subsequent Shareholder Meetings and Board Communications

The Acquired Fund is not required to, and does not, hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Acquired Fund’s shareholders should send such proposals to Financial Investors Trust, 1290 Broadway, Suite 1000, Denver, CO 80203. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Acquired Fund at its then-principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholder’s meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders of the Acquired Fund that wish to send communications to the Board, or the specific members of the Board, should submit the communication in writing to the attention of Financial Investors Trust, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

Other Matters to Come Before the Special Meeting

The Acquired Fund knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the Board that proxies for which discretion has been granted will be voted in accordance with the views of the management of the Acquired Fund.

Copies of Fund Information

To avoid sending duplicate copies of materials to certain households, the Acquired Fund may mail only one copy of this Proxy Statement/Prospectus or any other materials or proxy statement to each address shared by two or more accounts with the same last name or that we reasonably believe are members of the same family. The consolidation of these mailings benefits the Acquired Fund through reduced mailing expenses.

Availability of Additional Information

For additional information about the Acquired Fund, see the Acquired Fund’s Prospectus and Statement of Additional Information, copies of which may be obtained without charge by writing or calling the Acquired Fund at the address and telephone number set forth in the Introduction of this Proxy Statement/Prospectus, and Appendix B to this Proxy Statement/Prospectus. For additional information about the Acquiring Fund, see the Acquiring Fund prospectus and SAI, copies of which may be obtained, without charge by writing or calling RBB at the address and telephone number set forth in the Introduction of this Proxy Statement/Prospectus. A copy of the SAI related to this Proxy Statement/Prospectus may be obtained without charge by writing or calling RBB at the address and telephone number set forth in the Introduction of this Proxy Statement/Prospectus.

The Trust, on behalf of the Acquired Fund and RBB, on behalf of the Acquiring Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Exchange Act and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Please complete, sign, and return the enclosed proxy card or vote by telephone or Internet promptly. No postage is required if you mail your proxy card in the United States.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 5th day of May, 2025 by and among: (i) Financial Investors Trust (the “Target Entity”), separately, on behalf of its series, Emerald Insights Fund (the “Target Fund”); and (ii) The RBB Fund, Inc. (“Acquiring Entity”), separately, on behalf of its newly created series, F/m Emerald Special Situations ETF (the “Acquiring Fund”). Emerald Mutual Fund Advisers Trust (“Emerald”) joins this Agreement solely for purposes of Section 9.2. The persons mentioned in this paragraph may be referred to as the parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets (as such term is defined in Section 1.1(b)) of the Target Fund in exchange for shares of the Acquiring Fund of equal value to the Net Assets (as such term is defined in Section 1.1(c)) of the Target Fund being acquired and the assumption of the Liabilities (as such term is defined in Section 1.1(c)), and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”). Following its liquidation, the Target Fund will be dissolved. The Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares (as hereinafter defined) prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end, registered investment company of the management type and a regulated investment company within the meaning of Code Section 851 et seq. of Subchapter M of Subtitle A, Chapter 1 of the United States Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization, within the meaning of U.S. Department of Treasury Regulations (the “Regulations”) Section 1.368-2(g), with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the Code and the Target Fund and the Acquiring Fund are each intended to be a party to a reorganization within the meaning of Section 368(b) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1 Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the other party, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund for distribution to the shareholders of the Target Fund the number of Acquiring Fund shares, all as determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Fund that are shown as an asset on the books and records of the Target Fund as of the Closing Time (collectively, the “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund Assets and except for statutory liens for Taxes not yet due and payable), and there shall be no restrictions on the full transfer thereof (except for those imposed by federal or state securities laws).

(c) The Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund. The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and, without further notice, the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by the Target Entity Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable be completely liquidated and dissolved as permitted by the Target Entity Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p).

(e) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(f) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) which shall reflect the declaration of any dividends, on the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern Time) on the Valuation Date, or as soon as practicable thereafter.

(b) The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the Target Fund as of the close of business on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)).

(c) The number of Acquiring Fund shares issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)). All Acquiring Fund shares delivered to a Target Fund shareholder will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on August 1, 2025, or such other date as the authorized officers of the parties may agree with respect to the Reorganization (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern Time or the finalization of the Target Fund’s net asset value on the Closing Date, unless otherwise agreed to by the parties (the “Closing Time”). The Closing shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of the Reorganization, the Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least five (5) business days prior to the Closing Date.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument, shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “Target Fund Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of the Target Fund Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the Acquiring Fund’s custodian. Any cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section because any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information within its possession to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c) At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(d) In the event that on the Valuation Date or the Closing Date of the Reorganization (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of directors of the Acquiring Entity or the board of trustees of the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Entity, on behalf of itself or, where applicable for the Target Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Target Entity is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, with power under the Target Entity’s declaration of trust and bylaws, as applicable (as amended or restated from time to time, “Target Entity Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”) are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Entity, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as applicable and required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except that such transactions will require approval of the Target Fund Shareholders;

(d) The current prospectus, statement of additional information and shareholder reports of the Target Fund prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, blue sky laws and all other applicable federal and state laws or regulations, in each case as applicable to the Target Fund. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Fund’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund is not in violation of, and has not violated within the past three (3) years, nor, to the knowledge of the Target Entity, is the Target Fund under investigation with respect to or has the Target Fund been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of the Target Entity Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, for which a Form N-CSR has been filed, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities, shall not constitute a material adverse change;

(l) On the Closing Date, all Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any properly and timely filed extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on, and redemptions of, its shares of beneficial interest (or, in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose), and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership for federal income tax purposes, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (the “IRS”) or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of Title A, Chapter 1, of the Code (“Subchapter M”), and (iii) is a “fund” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since it was first classified as a corporation that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund expects to satisfy the requirements of Part I of Subchapter M to maintain qualification for treatment as a regulated investment company for the taxable year that includes the Closing Date. The Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify as a regulated investment company as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target Fund has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M (or the corresponding provisions of prior law) did not apply to the Target Fund. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(n) The Target Fund has not changed its taxable year end since inception and it does not intend to change its taxable year end prior to the Closing Date;

(o) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the IRS or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes (other than statutory liens for Taxes not yet due and payable) existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(p) The Target Fund has no actual liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);

(q) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and blue sky laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for the Target Fund (the “Target Fund Transfer Agent”). The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(r) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the trustees of the Target Entity, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(s) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(t) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund that is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the joint special meeting of the Target Fund’s shareholders (the “Special Meeting”) to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of the Target Fund and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(u) The books and records of the Target Fund, including, but not limited to, FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(v) The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;

(w) The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(x) The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target Fund’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(y) The Target Entity and the Target Fund are not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although either may have claims against certain debtors in such a Title 11 or similar case; and

(z) The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2. The Acquiring Entity, on behalf of itself or, where applicable for the Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

(a) The Acquiring Entity is a corporation, validly existing and in good standing under the laws of the State of Maryland, with power under the Acquiring Entity’s articles of incorporation and bylaws, as applicable (as amended and restated from time to time, “Acquiring Entity Governing Documents”), to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring Fund is a duly established and designated separate series of the Acquiring Entity;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization, and the prospectus and statement of information of the Acquiring Fund that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund has not yet commenced operations. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Emerald to secure any required initial shareholder approvals;

(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(i) The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership for federal income tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, holds and has held no property other than de minimis seed capital that was intended to facilitate its organization (which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) and has never had tax attributes, (iv) intends to be eligible to compute its U.S. federal income Tax under Section 852 for the taxable year that includes the Closing Date, and (v) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year;

(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the directors of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(m) The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case;

(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Emerald;

(p) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(q) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be Emerald) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares will be redeemed by the Acquiring Fund prior to the Closing for the price for which the Acquiring Fund shares were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest-bearing account; and

(r) As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of shareholders of the Target Fund and the Closing Date, the information provided by the Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. The Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The fair market value of the Acquiring Fund’s shares that each Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject; and

(c) Immediately following consummation of the Reorganization, other than shares of the Acquiring Fund issued to Emerald representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the same liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Fund will make immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1. With respect to the Reorganization:

(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a prospectus/proxy statement with respect to the proxy solicitation to the shareholders of the Target Fund of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to Target Fund Shareholders appropriate disclosure with respect to the item.

(c) The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

(d) The Target Entity, on behalf of the Target Fund, will call, convene and hold a meeting of shareholders as soon as practicable, in accordance with applicable law and the Target Entity Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in a prospectus/proxy statement, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Entity Governing Documents and applicable law, and as set forth in a prospectus/proxy statement in order to permit further solicitation of proxies.

(e) The Target Entity, on behalf of the Target Fund, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to receipt of the prospectus/proxy statement, in sufficient time to comply with requirements of the 1934 Act, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary.

(f) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement will not be acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(g) The Target Entity will assist the Acquiring Fund in obtaining (i) such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and (ii) copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity.

(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered, all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n) (i) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent taxable year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, shall be provided by the Target Entity on behalf of the Target Fund to the Acquiring Fund within sixty (60) days after the Closing Date. (ii) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund. (iii) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Regulations Sections 1.6045A-1 and 1.6045B-1(a)) required by law to be filed by the Acquiring Fund after the Closing.

(o) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code.

(p) Prior to the Closing, the Target Fund (i) shall recapitalize so that it has a single class of shares outstanding and so that each holder of that single class of shares holds shares of that single class immediately after the recapitalization with an aggregate value equal to the aggregate value of any shares of the Target Fund held immediately prior to the recapitalization, and (ii) following the recapitalization (but, for the avoidance of doubt, at least one day prior to the Closing), shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund Transfer Agent.

(q) (i) The Target Entity, separately, on behalf of the Target Fund; and (ii) the Acquiring Entity, separately, on behalf of the Acquiring Fund, shall timely file or cause to be timely filed all Tax Returns required to be filed with respect to the Target Fund for tax periods ending on or before the Closing Date, and the Acquiring Entity shall timely file or cause to be timely filed all Tax Returns required to be filed with respect to the Target Fund and any Tax Returns required to be filed with respect to the Acquiring Fund for any period ending after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. The obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Target Entity’s election, the Target Entity’s waiver, of the following conditions:

(a) All representations and warranties of the Acquiring Entity and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement; and

(e) The Target Entity shall have received on the Closing Date the opinion of Faegre Drinker Biddle & Reath LLP, counsel to the Acquiring Entity (“Acquiring Fund Counsel”) (which may rely on certificates of officers or directors of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i) The Acquiring Entity is a corporation, validly existing and in good standing under the laws of the State of Maryland, and, with respect to the Acquiring Fund, has power under the Acquiring Entity Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund. This Agreement has been duly executed and delivered by the Acquiring Entity, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, Target Fund and Emerald is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity, on behalf of the Acquiring Fund in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v) The execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, did not, and the performance by the Acquiring Entity, on behalf of the Acquiring Fund, of its obligations hereunder will not (x) violate the Acquiring Entity Governing Documents or (y) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Entity on Form N-1A to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1. The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Acquiring Entity’s election, the Acquiring Fund’s waiver, of the following conditions:

(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(e) The Acquiring Entity shall have received on the Closing Date an opinion of counsel of David Graham & Stubbs LLP (“DGS”), counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), dated as of the Closing Date, covering the following points:

(i) The Target Entity is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, and, with respect to the Target Fund, has power under the Target Entity Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Target Entity on behalf of the Target Fund. This Agreement has been duly executed and delivered by the Target Entity, on behalf of the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity and the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity, on behalf of the Target Fund, in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv) The execution and delivery of the Agreement by the Target Entity, on behalf of the Target Fund, did not, and the performance by the Target Entity on behalf of the Target Fund, of its obligations hereunder will not (x) violate the Target Entity Governing Documents or (y) breach in any material respect any provision of any agreement filed with the registration statement of the Target Entity on Form N-1A to which the Target Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement not disclosed to the Acquiring Entity in accordance with the terms of the Agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and transactions contemplated herein shall have been approved by the board of trustees and shareholders of the Target Entity and the board of directors of the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. The Acquiring Entity and the Target Entity shall have received the opinion of Acquiring Fund Counsel dated as of the Closing Date and addressed to the Acquiring Entity and the Target Entity, in a form satisfactory to them, as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Acquiring Fund Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Acquiring Fund Counsel may treat as representations and warranties made to it, and in separate letters, if Acquiring Fund Counsel requests, addressed to it. The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Closing Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Acquiring Fund Counsel has not approved) -- for federal income tax purposes:

(a)      The transfer to the Acquiring Fund of the Assets of the Target Fund in exchange solely for Acquiring Fund shares and Acquiring Fund’s assumption of the Liabilities, followed by Target Fund’s distribution of such Acquiring Fund shares pro rata to the Target Fund Shareholders in exchange for their Target Fund shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)      Target Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund shares and its assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Fund shares;

(c)      Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund shares and Acquiring Fund’s assumption of the Liabilities;

(d)      Acquiring Fund’s basis in each Asset will be the same as Target Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)      Each Target Fund Shareholder will recognize no gain or loss on the exchange of Target Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;

(f)      Each Target Fund Shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate adjusted basis in the Target Fund shares surrendered by the Target Fund Shareholder in exchange for those Acquiring Fund shares, and the holding period for those Acquiring Fund shares will include, in each instance, the holding period for those Target Fund shares, provided the Target Fund Shareholder holds them as capital assets at the Closing Time; and

(g)      The Reorganization will not result in the termination of Target Fund’s taxable year, and pursuant to Section 381 of the Code and Regulations thereunder, Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding (i) the federal income tax consequences of the payment of Reorganization Expenses by Emerald, except in relation to the qualification of the transfer of the Target Fund’s Assets to Acquiring Fund as a reorganization under Section 368(a)(1)(F) of the Code and the accuracy of the opinions described in paragraphs (a) through (g) above, and (ii) any state, local or foreign tax consequences of the Reorganization;

Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Except as otherwise provided herein with respect to the Reorganization, Emerald or its affiliate will bear 100% of the expenses of the Target Fund and the Acquiring Fund that are solely and directly related to the Reorganization whether or not the Reorganization is consummated. Such costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any; terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination); preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information; and legal fees, accounting fees, tail insurance and expenses of holding shareholders meetings. Emerald agrees that the expenses payable by Emerald in connection with any tail insurance obtained by the Target Entity pursuant to this Section 9.2 shall become due immediately upon request by the Target Entity, and payable by Emerald within three business days of such request by the Target Entity. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Fund. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target Fund or the Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their shareholders, respectively. No cash or property other than Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses, including expenses of the Reorganization. For avoidance of doubt, if a Reorganization is not consummated, Emerald will bear full responsibility for payment of the expenses described in this Section 9.2 and any payments made by Emerald in connection with any tail insurance obtained by the Target Entity pursuant to this Section 9.2 shall be non-refundable.

10.	COOPERATION AND EXCHANGE OF INFORMATION

Prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1. The Acquiring Entity, out of the assets of the applicable Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, or covenants set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

11.2. The Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and its officers and directors from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

12.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

13.	TERMINATION

13.1. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Reorganization at any time prior to the Closing Date by: (i) resolution of either the board of directors of the Acquiring Entity or the board of trustees of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring Fund or the Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before November 30, 2025, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.2. If any order of the Commission with respect to the Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of trustees of the Target Entity to be acceptable, such term or condition shall be binding as if it were a part of the Agreement without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund shares to be issued to the Target Fund, and such term or condition had not been included in the prospectus/proxy statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Agreement shall not be consummated and shall terminate unless the Target Entity promptly calls a Special Meeting of its shareholders at which such condition shall be submitted for approval.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following dissemination of the prospectus/proxy statement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholder without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

For the Acquiring Entity:

The RBB Fund, Inc.

615 East Michigan Street

Milwaukee, Wisconsin 53202-5207

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

16.5. The Target Entity is a Delaware statutory trust organized in series of which the Target Fund constitutes one such series. With respect to the Reorganization, the Target Entity is executing this Agreement on behalf of the Target Fund only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of the Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of the Target Fund.

16.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Target Entity Governing Documents and Acquiring Entity Governing Documents. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Financial Investors Trust, on behalf of Emerald Insights Fund		The RBB Fund, Inc., on behalf of F/m Emerald Special Situations ETF

By:	/s/ Lucas Foss	By:	/s/ James G. Shaw
	Name: Lucas Foss		Name: James G. Shaw
	Title: President		Title: Chief Operating Officer

Emerald Mutual Fund Advisers Trust (for purposes of Section 9.2 only)

By:	/s/ Kenneth G. Mertz, II
Name: Kenneth G. Mertz, II
Title: President

APPENDIX B

FINANCIAL HIGHLIGHTS

The Acquiring Fund will adopt the financial statements of the Acquired Fund, the accounting survivor of the Reorganization. The audited financial statements of the Acquired Fund are included in the Acquired Fund’s Annual Report for the fiscal year ended April 30, 2025, which are incorporated herein by reference.

The below financial highlights table is intended to help you understand the Acquired Fund’s financial performance for the past five fiscal years. The information for the fiscal years ended April 30, 2024 and April 30, 2025 have been audited by Cohen & Company, Ltd., the Acquired Fund’s independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, are included in the Acquired Fund’s annual report. Prior fiscal years were audited by the Acquired Fund’s prior independent registered public accounting firm. Further information about the Acquired Fund’s performance is contained in the annual and semi-annual reports, which are available upon request.

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$17.59	$13.98	$15.16	$20.18	$12.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.17)	(0.14)	(0.11)	(0.18)	(0.14)
Net realized and unrealized gain/(loss) on investments	1.47	3.75	(0.42)	(1.98)	9.80
Total from Investment Operations	1.30	3.61	(0.53)	(2.16)	9.66

LESS DISTRIBUTIONS:
From capital gains	(0.13)	—	(0.65)	(2.86)	(1.61)
Total Distributions	(0.13)	—	(0.65)	(2.86)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.17	3.61	(1.18)	(5.02)	8.05
NET ASSET VALUE, END OF PERIOD	$18.76	$17.59	$13.98	$15.16	$20.18

TOTAL RETURN(b)	7.33%	25.82%	(3.68%)	(12.78%)	82.17%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$14,004	$15,136	$9,950	$15,516	$17,618
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.85%)	(0.84%)	(0.80%)	(0.92%)	(0.86%)
Operating expenses excluding reimbursement/waiver	1.80%	2.03%	1.94%	1.73%	1.92%
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	65%	61%	64%	70%	89%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

B-1

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$16.03	$12.82	$14.05	$19.02	$11.57
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.23)	(0.22)	(0.18)	(0.28)	(0.24)
Net realized and unrealized gain/(loss) on investments	1.35	3.43	(0.40)	(1.83)	9.30
Total from Investment Operations	1.12	3.21	(0.58)	(2.11)	9.06

LESS DISTRIBUTIONS:
From capital gains	(0.13)	—	(0.65)	(2.86)	(1.61)
Total Distributions	(0.13)	—	(0.65)	(2.86)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.99	3.21	(1.23)	(4.97)	7.45
NET ASSET VALUE, END OF PERIOD	$17.02	$16.03	$12.82	$14.05	$19.02

TOTAL RETURN(b)	6.92%	25.04%	(4.33%)	(13.32%)	80.92%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$25	$25	$38	$186	$246
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.24%)	(1.51%)	(1.42%)	(1.58%)	(1.51%)
Operating expenses excluding reimbursement/waiver	2.19%	2.72%	2.55%	2.38%	2.57%
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	65%	61%	64%	70%	89%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

B-2

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$18.28	$14.49	$15.64	$20.67	$12.37
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)	(0.09)	(0.07)	(0.12)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.54	3.88	(0.43)	(2.05)	10.01
Total from Investment Operations	1.41	3.79	(0.50)	(2.17)	9.91

LESS DISTRIBUTIONS:
From capital gains	(0.13)	—	(0.65)	(2.86)	(1.61)
Total Distributions	(0.13)	—	(0.65)	(2.86)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.28	3.79	(1.15)	(5.03)	8.30
NET ASSET VALUE, END OF PERIOD	$19.56	$18.28	$14.49	$15.64	$20.67

TOTAL RETURN	7.65%	26.16%	(3.40%)	(12.51%)	82.62%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,645	$4,400	$3,657	$4,340	$3,658
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.60%)	(0.53%)	(0.51%)	(0.62%)	(0.57%)
Operating expenses excluding reimbursement/waiver	1.54%	1.71%	1.65%	1.42%	1.60%
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	65%	61%	64%	70%	89%

(a)	Per share amounts are based upon average shares outstanding.

B-3

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$17.43	$13.87	$15.05	$20.06	$12.07
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.19)	(0.14)	(0.12)	(0.18)	(0.15)
Net realized and unrealized gain/(loss) on investments	1.47	3.70	(0.41)	(1.97)	9.75
Total from Investment Operations	1.28	3.56	(0.53)	(2.15)	9.60

LESS DISTRIBUTIONS:
From capital gains	(0.13)	—	(0.65)	(2.86)	(1.61)
Total Distributions	(0.13)	—	(0.65)	(2.86)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.15	3.56	(1.18)	(5.01)	7.99
NET ASSET VALUE, END OF PERIOD	$18.58	$17.43	$13.87	$15.05	$20.06

TOTAL RETURN	7.28%	25.67%	(3.75%)	(12.80%)	82.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$861	$795	$824	$689	$638
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.96%)	(0.89%)	(0.87%)	(0.97%)	(0.91%)
Operating expenses excluding reimbursement/waiver	1.91%	1.95%	1.97%	1.71%	1.86%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	65%	61%	64%	70%	89%

(a)	Per share amounts are based upon average shares outstanding.

B-4

STATEMENT OF ADDITIONAL INFORMATION

to the Registration Statement on Form N-14 of The RBB Fund, Inc. on behalf of its series:

F/M EMERALD SPECIAL SITUATIONS ETF (Nasdaq National Stock Market LLC: SPIT)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(609) 731-6256

Dated July 25, 2025

This Statement of Additional Information (the “SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement/Prospectus, dated July 25, 2025 (the “Proxy Statement/Prospectus”), relating to the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”) to reorganize the Emerald Insights Fund (the “Acquired Fund”), into a newly created series (the “Acquiring Fund” or the “Fund”) of The RBB Fund, Inc. (“RBB”) as set forth below:

Acquired Fund	Acquiring Fund (series of The RBB Fund, Inc.)
Emerald Insights Fund	F/m Emerald Special Situations ETF

i

GENERAL INFORMATION

This SAI and the Proxy Statement/Prospectus are provided for use in connection with the special meeting of shareholders of the Acquired Fund that will be held at 1290 Broadway, Suite 1000, Denver, CO 80203 on September 11, 2025 at 10:15 a.m. Mountain Time (together with any postponements or adjournments thereof, the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund will be asked to approve the Reorganization Agreement that provides for the reorganization of the Acquired Fund into the Acquiring Fund, as described in the Proxy Statement/Prospectus (the “Reorganization”).

Following the Reorganization, shares of the Acquiring Fund will be listed, on the Nasdaq National Stock Market LLC (the “Exchange”) under the ticker symbol set forth on the cover of this SAI.

This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request and without charge by writing to or calling The RBB Fund Inc. at the address or telephone number set forth above.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the SEC:

i	The Statement of Additional Information of the Acquired Fund, dated August 31, 2024 (Accession No. 0001398344-24-014866); and

ii.	The audited financial statements and related report of the independent public accounting firm included in the Annual Report of the Acquired Fund, for the fiscal year ended April 30, 2025 (Accession No. 0001398344-25-012789). Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference and no other parts of the Annual Report are incorporated by reference.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by writing the Acquired Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, or by calling toll-free at 1--855-828-9909 for documents related to the Acquired Fund.

The Acquiring Fund does not have any financial statements or annual or semi-annual reports because the Acquiring Fund has not commenced operations as of the date of this SAI.

Information relating to the Acquiring Funds is not incorporated by reference into this SAI. Rather, a description of RBB and the Acquiring Funds is contained in this SAI.

SUPPLEMENTAL FINANCIAL INFORMATION

Supplemental Financial Information is not presented for the reorganization of the Acquired Fund into the Acquiring Fund because the Acquiring Fund is a newly created shell series of The RBB Fund Inc. with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Acquired Fund. The Acquired Fund shall be the accounting survivor in the Reorganization, with the result that the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting history of the Acquired Fund. A Schedule of Investments of the Acquired Fund modified to show the effect of such change is not required and therefore, not included. There are no material differences in the accounting policies of the Acquired Fund as compared to the combined fund.

1

DESCRIPTION OF RBB AND THE ACQUIRING FUND

RBB (the “Company”) is an open-end management investment company currently consisting of 76 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares of the F/m Emerald Special Situations ETF. F/m Investments LLC (the “Adviser”) serves as the investment adviser to the Fund, and Emerald Mutual Fund Advisers Trust (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund. The Sub-Adviser is responsible for selecting the portfolio securities for investment by the Fund, subject to the general supervision of the Board and the Adviser.

If approved by shareholders of the Predecessor Fund, the Predecessor Fund will reorganize its shares into the Fund (the “Reorganization”) prior to the Fund’s commencement of operations.

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). The Fund also generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Company reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed for trading on the Nasdaq Stock Market LLC (the “Exchange”), and the Fund trades on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of at least 5,000 Shares.

Shares of the Fund may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Company may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

The Fund is an actively-managed exchange-traded fund (“ETF”).

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its principal and non-principal investment strategies. The following information supplements, and should be read in conjunction with, the Prospectus.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

2

Principal Investment Policies and Risks

American, European and Global Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities including increased market, illiquidity, currency, political, information and other risks, and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. GDRs, EDRs, and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Adviser.

3

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

4

●	Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over- the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Exchange-Traded Funds (“ETFs”). The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s or ETF’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. The changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, and the adoption of Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Sub-Adviser deems such reliance necessary or appropriate.

5

Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. In addition, where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

Investing in Emerging Markets. Securities in emerging markets are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in the United States.

6

Emerging markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to value accurately its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Antiquated legal systems in certain emerging markets may have an adverse impact on the Fund’s investments. For example, while the potential liability of a shareholder in a U.S. corporation for acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging markets. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S. and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging markets may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of RBB available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability than is the case in the United States and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

7

The economies of emerging countries may differ unfavorably from the U.S. economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Non-U.S. Issuers Risk. The Fund may invest in securities of non-U.S. corporate issuers. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market's expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

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Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s or Sub-Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.

Special Situation Companies. The Fund will seek to benefit from Special Situations, such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. The term Special Situation shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser or Sub-Adviser, may cause the security to attain a higher market value independently, to a degree, than the trend in the securities market in general.

The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in RBB’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of such company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in RBB’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser or the Sub-Adviser, are appropriate investments for the Fund, including securities which the Adviser or Sub-Adviser believes are undervalued by the market. There is a risk that the Special Situation might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

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Non-Principal Investment Policies and Risks

Borrowing. The Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the NAV of the Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by its investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund may not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

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Equity Swaps. To the extent consistent with its investment objective and strategies, the Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may be used by the Fund for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P® Global Ratings Services (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or the Sub-Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Illiquid Investments. Pursuant to Rule 22e-4 (“Rule 22e-4” or the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Sub-Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Sub-Adviser desires or at prices approximating the value at which the Fund is carrying the investments. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to greater liquidity risk.

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RBB has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

On November 2, 2022, the SEC proposed amendments to Rule 22e-4. If adopted as proposed, the proposed amendments would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments deemed to be illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Money Market Securities. The Fund may invest its assets in money market instruments (the types of which are discussed below). Money market instruments include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody's Investors Service (“Moody's”), or determined by the Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix B to this SAI.

The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. In addition, investments in bank loans may not be deemed to be securities and may not have the protections of the federal securities laws. Bank obligations include the following:

●	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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●	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

●	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s or Sub-Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Adviser and Sub- Adviser have in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser, Sub-Adviser or the Fund’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Sub-Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Sub-Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Adviser, liquidity or other considerations so warrant.

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Restricted Securities. The Fund may purchase securities which are not registered under the 1933 Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Sub-Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities. In reaching liquidity decisions, the Sub-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Fund believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Fund intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Real Estate Investment Trusts (“REITs”). The Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

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The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV. Alternatively, amended Forms 1099-DIV may be sent.

The REIT investments of the Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. Through 2025, the Fund may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. Section 199A is currently set to expire after 2025.

Securities Lending. The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Sub-Adviser deems to be of good standing and only when, in the Sub- Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 331/3% of the value of its total assets. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

RIC Compliance Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To continue to qualify for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

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INVESTMENT RESTRICTIONS

RBB has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 331/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry or group of related industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

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For purposes of Investment Restriction number 4 above, the 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would not permit direct investment in commodities.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Sub-Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund’s portfolio holdings are not made available to all market participants at the same time; (iii) the Fund has failed to file any filings required by the SEC or the Exchange is aware that the Fund is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Fund; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the Fund’s shares are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

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RBB reserves the right to adjust the price levels of its shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Acquired Fund’s portfolio turnover rates for the three most recent fiscal years are stated below. Portfolio turnover rates could change significantly in response to turbulent market conditions.

Fiscal Year Ended April 30, 2025	Fiscal Year Ended April 30, 2024	Fiscal Year Ended April 30, 2023
65%	61%	64%

MANAGEMENT OF RBB

The business and affairs of RBB are managed under the oversight of the Board, subject to the laws of the State of Maryland and RBB’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of RBB’s service providers. The officers of RBB conduct and supervise RBB’s daily business operations.

Directors who are not deemed to be “interested persons” of RBB (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of RBB are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and two Interested Director. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and RBB’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as RBB’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees - Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

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The Board has determined that RBB’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are set forth in this section.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	90	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street, Milwaukee, WI, 53202 Age: 58	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	90	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc. (global investment manager).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 1997, Consultant, financial services organizations.	90	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company)(until 2023); IntriCon Corporation (biomedical device manufacturer) (until 2022); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Chair Director	2005 to present 1991 to present	Retired.	90	EIP Investment Trust (registered investment company) (until August 2022).
Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013¬2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	90	Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE); Community Development Trust (real estate investment trust) (until May 2023).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	90	None
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	90	Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies); Fidelity National Information Services, Inc. (financial services technology company) (until 2024); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 66	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 64	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust and The RBB Fund Inc.; since 2021, Chief Financial Officer and Secretary of The RBB Fund Trust; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.	N/A	N/A

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Director of Marketing & Business Development	2019 to present	Since 2021, Director of Marketing & Business Development of The RBB Fund Trust; since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.; from 2000¬2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Joshua Solin 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	January 2025 to present	Since 2023, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2021 to 2023, Officer, U.S. Bank Global Services.	N/A	N/A

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Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Thomas M. Reynolds 615 East Michigan Street Milwaukee, WI 53202 Age: 65	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer & Assistant Secretary of the RBB Trust, Inc.; from 2023-2024, Vice President of Virtus Investment Partners; from 2020-2023, CEO of Stone Harbor Investment Partners LP	N/A	N/A
Jillian L. Bosmann One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 46	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 90 portfolios of the fund complex, consisting of the series in RBB (76 portfolios) and The RBB Fund Trust (14 portfolios).

[1]	Subject to RBB’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of RBB or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Mr. Sablowsky and Mr. Shea are considered “interested persons” of RBB as that term is defined in the 1940 Act and are referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of RBB by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of RBB by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of RBB. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

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Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened four times during the fiscal year ended August 31, 2024.

Contract Committee. The Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of RBB. The Contract Committee convened five times during the fiscal year ended August 31, 2024.

Executive Committee. The Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of RBB when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2024.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of RBB. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of RBB’s Secretary. The Nominating and Governance Committee convened four times during the fiscal year ended August 31, 2024.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to RBB. The Product Development Committee convened seven times during the fiscal year ended August 31, 2024.

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Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of RBB. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2024.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Directors and two officers of RBB. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened five times during the fiscal year ended August 31, 2024.

Risk Oversight

The Board performs its risk oversight function for RBB through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through RBB’s investment advisers and other service providers, Company officers and RBB’s Chief Compliance Officer (“CCO”). RBB is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to RBB is the responsibility of RBB’s investment advisers or other service providers (depending on the nature of the risk) that carry out RBB’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from RBB’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from RBB’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with RBB’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with RBB’s CCO to discuss compliance reports, findings and issues. The Board also relies on RBB’s investment advisers and other service providers, with respect to the day-to-day activities of RBB, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on RBB’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with RBB’s independent registered public accounting firms to ensure that RBB’s respective audit scopes include risk-based considerations as to RBB’s financial position and operations. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of RBB’s investments or activities.

Director Ownership of Shares of RBB

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of RBB and The RBB Fund Trust (together, “Fund Complex”) (which for each Director comprise all registered investment companies within RBB’s family of investment companies overseen by him or her), as of December 31, 2024, including amounts through the deferred compensation plan:

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Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Martha A. Tirinnanzi	None	None
Interested Directors
Robert Sablowsky	None	Over $100,000
Brian T. Shea	None	$1-$10,000

(1)	The Fund had not commenced operations prior to the date of this SAI.

Directors’ and Officers’ Compensation

Effective January 1, 2025, the Fund Complex, based on an allocation formula, pay each Director a retainer at the rate of $225,000 annually, $15,000 for each regular meeting of the Board attended in-person; $6,000 for each Regulatory Oversight Committee meeting attended in-person; $5,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $9,000 and $6,500, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $4,000 for each special committee meeting that lasts longer than 30 minutes; $3,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each receives an additional fee of $50,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each receives an additional fee of $40,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee receives an additional fee of $25,000 for his services. The Chair of the Board receives an additional fee of $125,000 per year for his services in this capacity and the Vice Chair of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2024 through December 31, 2024, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $175,000 annually, $13,500 for each regular meeting of the Board attended in-person; $5,000 for each Regulatory Oversight Committee meeting attended in-person; $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person; $7,500 and $5,000, respectively, for each special in-person or telephonic Board meeting that lasts longer than 30 minutes; $3,000 for each special committee meeting that lasts longer than 30 minutes; $2,000 for each special Board or committee meeting that lasts less than 30 minutes. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $35,000 for their services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $25,000 per year for their services. The Vice Chair of the Regulatory Oversight Committee received an additional fee of $15,000 for his services. The Chair of the Board received an additional fee of $100,000 per year for his services in this capacity and the Vice Chair of the Board received an additional fee of $40,000 per year for his services in this capacity.

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From January 1, 2023 through December 31, 2023, the Fund Complex, based on an allocation formula, paid each Director a retainer at the rate of $150,000 annually, $13,500 for each regular meeting of the Board, $5,000 for each Regulatory Oversight Committee meeting attended in-person, $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chair of the Audit Committee and Chair of the Regulatory Oversight Committee each received an additional fee of $20,000 for his services. The Chair of the Contract Committee and the Chair of the Nominating and Governance Committee each received an additional fee of $10,000 per year for his services. The Vice Chair of the Board received an additional fee of $35,000 per year for his services in this capacity and the Chair of the Board received an additional fee of $75,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of RBB and served as President of RBB until August 2022. Vigilant Compliance, LLC is compensated for the services provided to RBB, and such compensation is determined by the Board. For the fiscal year ended August 31, 2024, Vigilant Compliance, LLC received $875,000 in the aggregate from all series of the Fund Complex for its services. For the fiscal year ended August 31, 2024, Vigilant Compliance, LLC did not receive any fees from the Fund because the Fund had not commenced operations prior to the date of this SAI. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development, and are compensated for services provided. For the fiscal year ended August 31, 2024, each of the following members of the Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development received compensation from the Fund and the Fund Complex in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director(2)	$0	N/A	N/A	$137,250
Gregory P. Chandler, Director	$0	N/A	N/A	$311,000
Lisa A. Dolly, Director	$0	N/A	N/A	$296,000
Nicholas A. Giordano, Director	$0	N/A	N/A	$291,000
Arnold M. Reichman, Director and Chair	$0	N/A	N/A	$397,500
Robert A. Straniere, Director(3)	$0	N/A	N/A	$274,750
Martha A. Tirinnanzi, Director(4)	$0	N/A	N/A	$177,250
Interested Director:
Robert Sablowsky, Director and Vice Chair	$0	N/A	N/A	$370,250
Brian T. Shea, Director	$0	N/A	N/A	$300,500

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Name of Director/Officer	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officers
Officers:
Steven Plump, President	$0	N/A	N/A	$308,667
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	N/A	$381,883
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	N/A	$319,178

(1)	The Fund had not commenced operations prior to the date of this SAI.
(2)	Mr. Brodsky retired from his role as a Director effective February 2024.
(3)	Mr. Straniere retired from his role as a Director effective January 2025.
(4)	Ms. Tirinnanzi began serving as a Director effective January 1, 2024.

Each compensated Director is entitled to participate in RBB’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by RBB in shares of one or more of the portfolios of RBB. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2024, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of RBB’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Director Emeritus Program

The Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director may, in the sole discretion of the Nominating and Governance Committee of RBB (“Committee”), be recommended to the full Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Compensation will be determined annually by the Committee and the Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board/Committee meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the Committee and the Board for up to three years. Effective February 2024, Julian Brodsky serves as a Director Emeritus of RBB. Effective January 2025, Robert Straniere serves as a Director Emeritus of RBB.

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For the fiscal year ended August 31, 2024, Julian Brodsky received compensation for his role as a Director Emeritus in the following amounts:

Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
None	N/A	N/A	$43,750

(1)	The Fund had not commenced operations prior to the date of this SAI.

CODE OF ETHICS

RBB, the Adviser, and the Sub-Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

PRINCIPAL HOLDERS

As the Fund is a newly created investment company that was organized to acquire the assets and liabilities of the Acquired Fund in exchange for shares of the Fund, the information provided below is for the Acquired Fund.

As of July 9, 2025, to the Acquired Fund’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Acquired Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund.

Shareholder Name and Address	Percentage of Ownership
Class A Pershing LLC Scottsdale, AZ	95.64%
Class C Pershing LLC Scottsdale, AZ	52.61%
Class C National Financial Services, LLC Waltham, MA	52.61%
Class C Janney Montgomery Scott LLC Miami, FL	7.17%
Institutional Share Class Charles Schwab & Co, Inc. San Francisco, CA	23.44%
Institutional Share Class Pershing LLC Pittsburgh, PA	27.50%

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Shareholder Name and Address	Percentage of Ownership
Institutional Share Class Empower Financial Services, Inc. Greenwood Village, CO	41.21%
Investor Share Class National Financial Services, LLC Wexford, PA	20.05%
Investor Share Class Reba Bollinger Lititz, PA	5.63%
Investor Share Class Patricia Bowers Camp Hill, PA	50.13%
Investor Share Class Candice Zabelny Las Vegas, NV	6.67%
Investor Share Class William Zabelny Las Vegas, NV	8.39%

As of the date of this SAI, the Directors and officers of RBB as a group owned none of the outstanding shares of the Fund or Acquired Fund.

INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

Investment Advisory Agreement

The Fund’s investment adviser is F/m Investments LLC, located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. The Adviser is a majority owned subsidiary of F/m Managers Group, LLC, which is a wholly owned subsidiary of 1251 Capital, a financial services holding company. Three officers of RBB own an indirect, minority interest in the Adviser. The Adviser and Sub-Adviser are affiliates. Prior to the Reorganization, the Sub-Adviser served as the investment adviser to the Acquired Fund.

The Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between RBB and the Adviser. After the initial two year-term, the Advisory Agreement may be continued in effect from year to year with the approval of (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

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Pursuant to the terms of the Advisory Agreement, in consideration of the services provided by the Adviser, the Fund pays the Adviser a unitary management fee that is computed and paid monthly at an annual rate of 0.89% of the average daily net assets. From the unitary management fee, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Acquired Fund paid the following advisory fees, including waivers and reimbursements for the past three fiscal years: $55,899, $14,212 and $28,644, respectively.

Investment Sub-Advisory Agreement

The Fund’s investment sub-adviser is Emerald Mutual Fund Advisers Trust, located at 3175 Oregon Pike, Leola, Pennsylvania 17540. The Sub-Adviser commenced business operations in April of 2005 and is registered with the SEC as an investment adviser. The Sub-Adviser is a wholly owned subsidiary of Emerald Advisers, LLC, which commenced business operations in 1992. Emerald Advisers, LLC is owned by Emerald Asset Management PA, LLC a wholly owned subsidiary of Emerald Asset Management, Inc, an employee stock ownership trust and a control person of the Sub-Adviser. 1251 Capital Group Holdings, LLC, through its wholly owned subsidiaries, 1251 Financing Company, LLC, Diffractive Managers Group Payco, LLC, and F/M Managers Group, LLC is also a control person of the Sub-Adviser. The Adviser and Sub-Adviser are affiliates. Prior to the Reorganization, the Acquired Fund had no sub-adviser, and didn’t pay any sub-advisory fees.

Under the terms of an investment sub-advisory agreement by and among RBB, Adviser, and Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Fund, subject to the general supervision of the Board and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee equal to the annual rate of 0.58% of the Fund’s average daily net assets.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The Sub-Adviser

Description of Compensation. The Sub-Adviser’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

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Bonus: A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance based on quarterly performance reviews and the manager’s relative performance for rolling quarter, year, and five-year periods. Bonus payments are determined by a combination of factors, including pre-tax investment performance calculated as the average of all investment mandates for which the portfolio manager has responsibility compared against such mandates’ respective benchmarks, non-qualitative items relating to the portfolio manager’s fulfillment of his or her obligations and duties to each investment mandate as determined by senior management, and control of expenses by the portfolio manager taking into account income and gains of the investment mandates for which the portfolio manager has responsibility. Finally, the overall performance of Emerald Asset Management PA, LLC, the parent company of the Sub-Adviser, is considered in determining any portfolio manager bonus. Additionally, the Sub-Adviser’s employees are eligible to participate in a company-wide discretionary bonus pool that is awarded by the compensation committee (which is comprised of members of the Sub-Adviser’s parent company board of directors). The amount of the bonus pool is calculated based on the parent company’s profitability. Also, portfolio managers are eligible to receive equity grant awards that include the payment of annual distributions.

Deferred Compensation Plans: Portfolio managers are eligible to participate in the Sub-Adviser’s 401(k) plan and vested employees participate in the Sub-Adviser’s parent company ESOP retirement plan.

Other Accounts. In addition to the Fund, each portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of April 30, 2025.

Emerald Insights Fund

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Separate Accounts
Name of Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (millions)
Stephen Amsterdam	0	$0	0	$0	5	$99
David A. Volpe, CFA	0	$0	0	$0	5	$99

	Registered Investment Companies for which Adviser Receives a Performance-Based Fee		Other Pooled Investment Vehicles for which Adviser Receives a Performance-Based Fee		Separate Accounts for which Adviser Receives a Performance-Based Fee
Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen Amsterdam	0	$0	0	$0	0	$0
David A. Volpe, CFA	0	$0	0	$0	0	$0

Conflict of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. The Sub-Adviser has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

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Aggregation Policy: Aggregations of trades can produce meaningful cost savings to clients. The Sub-Adviser’s policy is constructed to meet the requirements of the SEC. Specifically, the Sub-Adviser’s policy is designed to address these issues:

1.	Duty of Disclosure: The Sub-Adviser will disclose fully to its clients the arrangements for aggregation of securities transactions.

2.	Duty to Act Only in the Clients’ Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client’s best interests.

3.	Duty to Treat Each Client Fairly: Securities transactions will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

4.	Duty to Seek Best Execution: The Sub-Adviser recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

Aggregation Procedures: The Sub-Adviser will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions and spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. The Sub-Adviser will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm’s portfolio managers (see “Block Trading” below).

The Sub-Adviser manages certain accounts pursuant to differing client mandates. With respect to certain accounts, the Sub-Adviser has full discretion with respect to investments and execution of portfolio transactions. For certain client accounts, specific brokerage firms have been designated, which prevents bunching trades with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts. Certain accounts may have directed investment policies and/or restrictions. These accounts may have different investment objectives and strategies, and therefore might invest in different individual stocks from other types of accounts and may have different sector allocation percentages, which would affect how the Sub-Adviser allocates aggregated trades for such accounts. Certain funds with daily cash flow differences (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals), the timing and tax consequences of which require that trades be made in different percentages for each share.

Because of these differences in policies and strategies of the various accounts the Sub-Adviser manages, the Sub-Adviser’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, the Sub-Adviser will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, or other relevant factors. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time.

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The intention of this policy is that the Sub-Adviser must make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

Block Trading: The Sub-Adviser also has established Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, neither public nor private, nor corporate nor individual, will receive preferential trading execution pursuant to federal and state regulations.

Securities Ownership. The portfolio managers did not own any shares of the Fund as no shares of the Fund were outstanding prior to the date of this SAI. As of April 30, 2025, the portfolio managers owned securities of the Acquired Fund in the amount set forth in the table below.

Portfolio Managers	Dollar Range of Ownership of Securities*
Emerald Insights Fund
Stephen Amsterdam	$100,001-$500,000
David A. Volpe, CFA®	$500,001-$1,000,000

*	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

UNDERWRITER

RBB has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit.

Under the Distribution Agreement, the Distributor, as agent for RBB, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on RBB until accepted by RBB. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by RBB, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Directors of RBB, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

PURCHASE AND REDEMPTION OF CREATION UNITS

Purchase and Issuance of Creation Units

RBB issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

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FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, RBB reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Sub-Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Fund’s portfolio.

RBB reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

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CASH PURCHASE METHOD. RBB may at its discretion permit full or partial cash purchases of Creation Units of the Fund in instances permitted by the exemptive relief the Sub-Adviser is relying on in offering the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and RBB, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to RBB an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Sub-Adviser may retain all or a portion of the Transaction Fee to the extent the Sub-Adviser bears the expenses that otherwise would be borne by RBB in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

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Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by RBB or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by RBB. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by RBB, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to RBB of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Sub-Adviser will be notified of such delivery, and RBB will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by RBB of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with RBB, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with RBB in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit RBB to buy the missing Deposit Securities at any time. APs will be liable to RBB for the costs incurred by RBB in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. RBB will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by RBB and deposited into RBB. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

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ACCEPTANCE OF ORDERS OF CREATION UNITS. RBB reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to RBB, be unlawful.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Fund. The Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of RBB. The Sub-Adviser may retain all or a portion of the Transaction Fee to the extent the Sub-Adviser bears the expenses that otherwise would be borne by RBB in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Fund is $300.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

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Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, RBB WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by RBB. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by RBB. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at RBB’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although RBB does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of RBB. The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Fund is $300.

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PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to RBB’s Transfer Agent the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to RBB is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by RBB, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to RBB’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, RBB may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

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If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, RBB may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset RBB’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that RBB could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by RBB to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PORTFOLIO HOLDINGS INFORMATION

The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on the Exchange at www.emeraldetfs.com.

DETERMINATION OF NET ASSET VALUE

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. RBB reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. RBB reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Sub-Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of RBB under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “DIVIDENDS, DISTRIBUTIONS, AND TAXES.” In addition, the following is only a summary of certain U.S. federal income tax considerations that generally affect the Fund and their shareholders. No attempt is made to present a comprehensive explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

It is the policy of RBB each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses), if any, to its shareholders.

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Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Taxes – General

The discussions of the federal tax consequences in the Proxy Statement/Prospectus and this SAI are based on the Code, the regulations issued under it, and court decisions and administrative interpretations, each as in effect on the date of the Proxy Statement/Prospectus and this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. The Fund has elected to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities and securities of other RICs) of (1) any one issuer, (2) two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax (which may include interest or penalties) and for excise tax (as discussed below) in respect of the shortfall or, if the shortfall is large enough and the Fund does not satisfy the 90% distribution requirement described above, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions of capital gains) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

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The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to any non-U.S. taxes paid by the Fund.

Loss Carryforwards

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years. As of April 30, 2025, the Acquired Fund elected to carry forward $0 in short-term capital losses to the next tax year.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Acquired Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund.

State and Local Taxes

Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board and oversight by the Adviser, the Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Sub-Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

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Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and the Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Sub-Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Sub-Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund. The Acquired Fund paid aggregate brokerage commissions of $ $25,735, $19,188 and $19,156 for the fiscal years ended April 30, 2025, 2024, and 2023, respectively. The Fund is required to identify any securities of RBB’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. Information about the Fund’s ownership of its regular broker-dealers is not provided as the Fund had not commenced operations prior to the date of this SAI.

Brokerage Selection

RBB does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act, permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

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To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases, the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Fund and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

No securities lending information is provided since the Fund had not commenced operations prior to the date of this SAI.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Sub-Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Sub-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Sub-Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

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The Sub-Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.

More Information

Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 without charge, upon request by calling 1-800-617-0004, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Sub-Adviser’s proxy-voting policies and procedures is available by calling 1-800-617-0004 and will be sent within three business days of receipt of a request.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Adviser and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser and Sub-Adviser through increased fees as Fund assets grow.

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ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

RBB has authorized capital of one billion shares of common stock at a par value of $0.001 per share. Currently, 94.823 billion shares have been classified into two hundred and fifty-five classes. However, RBB only has approximately 73 active share classes that have begun investment operations. Under RBB’s charter, the Board has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to that Fund with each other share that represents an interest in that Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of RBB will be fully paid and non-assessable.

RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB’s amended By- Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

Holders of shares of each class of RBB will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of RBB may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB’s Articles of Incorporation and By-Laws, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

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GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity and beneficial owner, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for conducting the annual audit of the Fund’s financial statements. The selection of the independent registered public accounting firm is approved annually by the Board.

Transfer Agent

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent.

Custodian

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

Administrator

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

ALPS Fund Services, Inc. served as the administrator to the Acquired Fund. The administration, accounting and transfer agent fees paid to ALPS Fund Services, Inc. by the Acquired Fund for the past three fiscal years are as follows:

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Fund Administration, Accounting and Transfer Fees

	Fiscal Year Ended April 30, 2025	Fiscal Year Ended April 30, 2024	Fiscal Year Ended April 30, 2023
Administration and Fund Accounting Fees	$34,393	$29,224	$21,965
Transfer Agent Fees	$37,575	$41,650	$38,773

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to RBB.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement RBB has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by SEC rules and regulations. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

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FINANCIAL STATEMENTS

The Acquired Fund’s audited financial statements, which include the financial highlights for the fiscal year ended April 30, 2025, as set forth in the Acquired Fund’s Annual Report to shareholders, including the notes thereto and the report of Cohen & Company, Ltd., the Acquired Fund’s independent registered public accounting firm, are incorporated herein by reference.

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APPENDIX A

Emerald Advisers, LLC
Proxy Voting Policy, Procedures and Guidelines
(as adopted by Emerald Mutual Fund Advisers Trust)

The Board of Directors of RBB has delegated the authority to develop policies and procedures relating to proxy voting to the Adviser.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, LLC (“EA LLC”) is entitled to vote. It is EA LLC’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity

In voting proxies, EA LLC will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EA LLC will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.

I.	BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

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A.	Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

●	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

●	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

●	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

●	Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

●	Votes should be withheld, on a case-by-case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

●	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

●	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

●	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.	Board Diversity. Emerald will generally support and votes should be cast in favor of proposals requiring diversity among a company’s Board of Directors. Using NASDAQ’s proposed rule 560(f)(2) as a guide, a diverse board should have two or more directors who self-identify as: (i) Female, (ii) an Underrepresented Minority, or (iii) LGBTQ+. Emerald will generally support and votes should be cast in favor of proposals seeking an explanation why a company does not meet this requirement.

●	For purposes of this section I.B, the following terms shall have the following meanings: “Female” shall mean an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth. “Underrepresented Minority” shall mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities. “LGBTQ+” shall mean an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender or a member of the queer community.

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C.	Selection of Accountants: EA LLC will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

D.	Incentive Stock Plans. EA LLC will generally vote against all excessive compensation and incentive stock plans which are not performance related.

E.	Corporate restructuring plans or company name changes, will generally be evaluated on a case-by-case basis.

F.	Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EA LLC normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

G.	Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

H.	Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EA LLC will vote its shares on a case-by-case basis.

II.	CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case-by-case basis.

A.	Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.	Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1.	Classification of the Board of Directors:

A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2.	Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

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3.	Unequal Voting Rights:

A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EA LLC adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4.	Supermajority Clauses:

These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5.	Fair Price Provisions:

These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them. Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6.	Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.

EA LLC will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Resolution: On a case-by-case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.

Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.

Resolution: EA LLC would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

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c.	Directors and Management Liability and Indemnification.

These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.

Resolution: On a case-by-case basis, EA LLC votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)

Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.

Resolution: On a case-by-case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail

EA LLC would not support management in the payment of greenmail.

Resolution: EA LLC would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting

Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EA LLC will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions

In Advance These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EA LLC will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting

A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

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i.	Disclosure

Resolution: EA LLC will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners

Resolution: EA LLC will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case-by-case basis, EA LLC will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements

EA LLC supports stockholders’ right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EA LLC will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes

EA LLC supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EA LLC will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III.	OTHER ISSUES

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

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C.	Defense Issues

D.	Social Responsibility

EA LLC, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa

EA LLC will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland

EA LLC will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EA LLC may manage a variety of corporate accounts that are publicly traded.

Policy date: 6/30/2024

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” - A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” - A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” - A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” - A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations. “P-2” - Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations. “NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories. “NR” - Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

1. A long-term rating can also be used to rate an issue with short maturity.

“F3” - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” - Securities possess high short-term default risk. Default is a real possibility.

“RD” - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation. “NR” - Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” - Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” - Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” - Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” - Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” - Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial  obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” - Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” - Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” - A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher- rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) - Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” - This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk. “Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. “Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. “C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” - Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” - Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” - Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present “CCC” - A “CCC” rating indicates that substantial credit risk is present.

“CC” - A “CC” rating indicates very high levels of credit risk.

“C” - A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” - Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” - Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” - Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” - Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” - Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain.

Vulnerable to future events.

“B” - Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” - Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” - A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” - A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” - This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. “NR” - Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” - Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non- financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue- level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.